UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4492

MFS SERIES TRUST X

(Exact name of registrant as specified in charter)

500 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: May 31*

Date of reporting period: May 31, 2008

*This Form N-CSR pertains to the following series of the Registrant: MFS Aggressive Growth Allocation Fund, MFS Conservative Allocation Fund, MFS Emerging Markets Equity Fund, MFS Growth Allocation Fund, MFS International Diversification Fund, MFS International Growth Fund, MFS International Value Fund and MFS Moderate Allocation Fund. The remaining series of the Registrant other than the MFS Floating Rate High Income Fund have a fiscal year end of July 31. The MFS Floating Rate High Income Fund has a fiscal year end of August 31.

ITEM 1.	REPORTS TO STOCKHOLDERS.

MFS® Emerging Markets Equity Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

5/31/08

FEM-ANN

LETTER FROM THE CEO

Dear Shareholders:

Negative headlines tend to resonate during difficult markets, and we certainly have had more than our share of tough news recently. As a result consumer, and particularly investor, sentiment are at all-time lows. That said, I do think it is helpful to remember there are always silver linings in the storm clouds if you look hard enough.

Through all of the challenges we have faced, there are some positive underlying trends. In the United States, for example, institutional traders and credit market followers are just now showing increasing signs of confidence and are beginning to take on more risk. At the corporate level, earnings continue to be relatively strong as companies have reduced labor costs, controlled inventories, and relied less on debt to finance expansion. More broadly, low interest rates and strong demand for consumer goods and industrial equipment are good signs for the global economy.

While I do not mean to minimize the risks inherent in today’s markets, periods such as these allow the talented fund managers and research analysts we have at MFS® to test their convictions, reevaluate existing positions, and identify new investment ideas. Our investment process also includes a significant risk management component, with constant attention paid to monitoring market risk, so we can do our best to minimize any surprises to your portfolio.

For investors, this is a great time to check in with your advisor and make sure you have a sound investment plan in place — one that can keep your hard-earned money working over the long term through a strategy that involves asset allocation, diversification, and periodic portfolio rebalancing and reviews. A plan tailored to your distinct needs and goals continues to be the best approach to help you take advantage of the inevitable challenges — and opportunities — that present themselves over time.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

July 15, 2008

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
OAO Gazprom, ADR	8.1%
Petroleo Brasileiro S.A., ADR	7.7%
Companhia Vale do Rio Doce, ADR	3.8%
China Mobile Ltd.	2.8%
America Movil S.A.B. de C.V., “L”, ADR	2.2%
Sasol Ltd.	2.0%
Reliance Industries Ltd.	1.9%
MTN Group Ltd.	1.6%
Sberbank	1.6%
CNOOC Ltd.	1.5%

Equity sectors
Energy	24.9%
Utilities & Communications	17.7%
Financial Services	15.6%
Basic Materials	15.5%
Technology	6.3%
Consumer Staples	4.4%
Autos & Housing	3.5%
Transportation	3.3%
Special Products & Services	3.3%
Retailing	2.1%
Industrial Goods & Services	1.6%
Leisure	1.1%

Country weightings
Brazil	19.0%
Russia	16.9%
Mexico	9.4%
South Africa	7.5%
Taiwan	7.5%
China	6.6%
India	5.1%
South Korea	4.5%
Malaysia	3.5%
Other Countries	20.0%

Percentages are based on net assets as of 5/31/08.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended May 31, 2008, Class A shares of the MFS Emerging Markets Equity Fund provided a total return of 21.41%, at net asset value. This compares with a return of 22.00% for the fund’s benchmark, the MSCI Emerging Markets Index.

Market Environment

The U.S. economy and financial markets experienced significant deterioration and heightened volatility over the reporting period. U.S. economic growth slowed significantly in the fourth quarter of 2007 and first quarter of 2008. Headwinds included accelerated deterioration in the housing market, subdued corporate investment, a markedly weaker job market, and a tighter credit environment as banks sought to repair balance sheets. During the period, the climax of the credit turmoil occurred in mid March as the Federal Reserve backstopped the distressed sale of failing Bear Stearns to JPMorgan. While reasonably resilient, parts of the global economy and financial system experienced some spillover from the U.S. slowdown. Japanese and European growth slowed over the reporting period and international financial markets were adversely affected by U.S. mortgage and structured product losses.

In the face of this financial and economic turmoil, most global central banks were forced to inject liquidity and to reassess their tightening biases as government bond yields declined and credit spreads widened. During the second half of the reporting period, the U.S. Federal Reserve Board began an aggressive rate cutting campaign, while the U.S. federal government moved quickly to design and implement a modest fiscal stimulus package. Although the Bank of England and the Bank of Canada also cut rates, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged.

By the end of the reporting period, bond yields, credit spreads, and equity valuations implied market expectations consistent with the view that the most intense period of credit dislocation was behind us. Nonetheless, the markets continued to price in further financial and economic weakening, albeit of a less tumultuous nature. At the same time, the focus of global markets shifted to the dilemma of persistently rising energy and food prices. Many global central banks, especially in emerging markets, hiked interest rates as measures of inflation (e.g., consumer, producer, imported, headline, and core) rose to secular highs.

Detractors from Performance

Stock selection in the financial services sector detracted from the fund’s performance relative to the MSCI Emerging Markets Index during the reporting period. Insurance provider China Life Insurance (g) (China) was among the fund’s largest detractors within this sector. Shares of China Life Insurance suffered due, in part, to the credit downgrades of U.S. bond

3

Management Review – continued

guarantee companies which led to a decline in Asian financial stocks. Other securities within this sector that hindered relative performance included banking firms, ABSA Group (g) (South Africa), Banco Bradesco (g) (Brazil), and Kookmin Bank (g) (South Korea), and financial services and insurance company FirstRand (g) (South Africa).

Elsewhere, electronics manufacturer Samsung (South Korea), software services firm HCL Technologies (g) (India), electric power company Tenaga Nasional Berhad (Malaysia), and telecommunications provider Telekom Malaysia (g) (Malaysia) held back relative results.

The fund’s cash position was also a detractor from relative performance. The fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Contributors to Performance

Security selection in the energy sector was the primary factor that contributed to the fund’s relative performance. Oil and gas exploration and production companies, Petroleo Brasileiro (Brazil) and PetroChina (g) (China), and natural gas producer Gazprom (Russia) were top contributors within this sector. Shares of Petroleo Brasileiro rose on the news of the company’s increasing reserves of crude and natural gas and its beginning of construction on an $8.4 billion refinery to process heavy oil from the company’s offshore fields. Additionally, the company’s stock price increased on speculation that it discovered oil off the coast of Maranhao in northeastern Brazil.

Stocks in other sectors that aided relative returns included iron ore miner Companhia Vale do Rio Doce (Brazil), semiconductor manufacturer Taiwan Semiconductor (Taiwan), electronics manufacturer Hon Hai Precision (g) (Taiwan), technology consulting firm Infosys (India), mobile phone services provider Vimpel Communications (Russia), and electricity distributor Eletropaulo Metropolitana (Brazil). Not owning poor-performing cement producer CEMEX (Mexico) also benefited relative returns.

Respectfully,

Nicholas Smithie
Portfolio Manager

(aa)	Security is not a benchmark constituent.
(g)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 5/31/08

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmark comparisons are unmanaged; do not reflect sales charges, commissions or expenses; and cannot be invested in directly. (See Notes to Performance Summary).

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

5

Performance Summary – continued

Total Returns through 5/31/08

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr
A	10/24/95	21.41%	33.31%	13.70%
B	10/24/95	20.62%	32.50%	13.06%
C	6/27/96	20.64%	32.50%	13.07%
I	1/02/97	21.86%	33.82%	14.20%

Comparative benchmarks

MSCI Emerging Markets Index (f)	22.00%	34.39%	15.44%

Average annual with sales charge

A With Initial Sales Charge (5.75%)	14.43%	31.74%	13.03%
B With CDSC (Declining over six years from 4% to 0%) (x)	16.62%	32.37%	13.06%
C With CDSC (1% for 12 months) (x)	19.64%	32.50%	13.07%

Class I shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems, Inc.
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Morgan Stanley Capital International (MSCI) Emerging Markets Index – a market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

6

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, December 1, 2007 through May 31, 2008

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2007 through May 31, 2008.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

7

Expense Table – continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/07	Ending Account Value 5/31/08	Expenses Paid During Period (p) 12/01/07-5/31/08
A	Actual	1.86%	$1,000.00	$998.56	$9.29
	Hypothetical (h)	1.86%	$1,000.00	$1,015.70	$9.37
B	Actual	2.51%	$1,000.00	$995.52	$12.52
	Hypothetical (h)	2.51%	$1,000.00	$1,012.45	$12.63
C	Actual	2.51%	$1,000.00	$995.47	$12.52
	Hypothetical (h)	2.51%	$1,000.00	$1,012.45	$12.63
I	Actual	1.51%	$1,000.00	$1,000.57	$7.55
	Hypothetical (h)	1.51%	$1,000.00	$1,017.45	$7.62

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

8

PORTFOLIO OF INVESTMENTS

5/31/08

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 99.3%
Issuer	Shares/Par	Value ($)

Airlines - 1.6%
Copa Holdings S.A., “A” (l)	100,500	$3,363,735
Grupo Aeroportuario del Centro Norte, S.A.B. de C.V.	894,600	2,236,121
Grupo Aeroportuario del Pacifico S.A. de C.V., ADR	100,500	3,555,690
Macquarie Group Ltd.	342,980	2,147,683

		$11,303,229
Alcoholic Beverages - 0.7%
Companhia de Bebidas das Americas, ADR	69,800	$4,793,166

Automotive - 0.8%
PT Astra International Tbk.	1,369,000	$3,086,312
Tofas Turk Otomobil Fabrikasi AS	732,176	2,852,165

		$5,938,477
Broadcasting - 0.7%
Grupo Televisa S.A., ADR (l)	204,670	$5,362,354

Business Services - 3.3%
Delek Automotive Systems Ltd.	242,658	$4,545,590
Infosys Technologies Ltd., ADR (l)	176,120	8,649,253
LPS Brasil - Consultoria de Imoveis S.A.	226,954	4,500,058
Satyam Computer Services Ltd.	257,890	3,179,965
Sime Darby Berhad	935,400	2,742,685

		$23,617,551
Chemicals - 0.9%
Formosa Chemicals & Fibre Corp.	1,069,000	$2,549,257
Makhteshim-Agan Industries Ltd.	437,730	4,112,290

		$6,661,547
Computer Software - Systems - 0.5%
LG.Philips LCD Co. Ltd., ADR	166,900	$3,678,476

Construction - 2.7%
Corporacion Moctezuma S.A. de C.V.	1,531,400	$4,151,289
Desarrolladora Homex S.A. de C.V., ADR (a)(l)	61,660	4,297,702

9

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Construction - continued
SARE Holding S.A. de C.V., “B” (a)	3,853,000	$5,748,657
Siam Cement Public Co. Ltd.	758,100	4,805,927

		$19,003,575
Consumer Goods & Services - 0.6%
Natura Cosmeticos S.A.	389,350	$4,494,799

Electrical Equipment - 0.3%
Bharat Heavy Electricals Ltd.	51,410	$2,013,836

Electronics - 3.9%
AU Optronics Corp.	2,480,000	$4,763,897
Delta Electronics	1,127,000	3,217,670
MediaTek, Inc.	362,000	4,524,702
Samsung Electronics Co. Ltd.	9,707	6,983,046
Taiwan Semiconductor Manufacturing Co. Ltd.	4,084,000	8,812,262

		$28,301,577
Energy - Independent - 4.4%
CNOOC Ltd.	5,999,000	$10,454,769
Oil & Natural Gas Corp. Ltd.	96,884	1,974,421
PT Bumi Resources Tbk.	6,525,500	5,639,321
Reliance Industries Ltd.	238,962	13,528,328

		$31,596,839
Energy - Integrated - 19.1%
LUKOIL, ADR	76,680	$8,492,310
OAO Gazprom, ADR	959,240	57,938,096
Petroleo Brasileiro S.A., ADR	787,760	55,537,080
Sasol Ltd.	235,890	14,670,914

		$136,638,400
Engineering - Construction - 0.3%
Orascom Construction Industries	30,635	$2,290,392

Food & Beverages - 1.9%
Cherkizovo Group, GDR (a)	232,800	$3,666,600
Grupo Continental S.A.	1,430,100	3,832,351
Tiger Brands Ltd.	108,070	2,228,116
Tradewinds Berhad	2,615,500	4,020,120

		$13,747,187

10

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Gaming & Lodging - 0.4%
Resorts World Berhad	3,088,800	$3,107,867

General Merchandise - 1.5%
Lotte Shopping Co. Ltd.	7,541	$2,540,388
Massmart Holdings Ltd.	274,270	2,524,067
Wal-Mart de Mexico S.A.B. de C.V.	1,310,198	5,790,804

		$10,855,259
Insurance - 1.4%
Cathay Financial Holding Co. Ltd.	1,946,708	$4,975,305
Sanlam Ltd.	1,890,940	4,798,677

		$9,773,982
Internet - 0.8%
NHN Corp. (a)	12,277	$2,539,905
Universo Online S.A., IPS	562,100	3,210,028

		$5,749,933
Machinery & Tools - 1.0%
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	79,050	$3,591,612
Larsen & Toubro Infotech Ltd.	47,941	3,368,066

		$6,959,678
Major Banks - 3.3%
Banco Santander Chile, ADR	65,520	$3,407,040
China Development Financial Holding Corp.	8,292,000	3,532,051
First Financial Holding Co. Ltd.	3,808,000	4,515,440
Nedbank Group Ltd.	71,234	933,177
Standard Bank Group Ltd.	427,806	4,674,492
Unibanco - Uniao de Bancos Brasileiros S.A., ADR	43,850	6,878,750

		$23,940,950
Metals & Mining - 11.4%
Anglo American PLC	104,780	$7,095,182
Arcelormittal S.A.	134,381	4,417,376
Companhia Vale do Rio Doce, ADR	682,740	27,159,397
Evraz Group S.A.	34,180	4,007,605
Grupo Mexico S.A.B. de C.V., “B”	1,257,000	9,413,723
KGHM Polska Miedz S.A.	74,250	3,530,740
Mining & Metallurgical Co. Norilsk Nickel, ADR (l)	315,450	9,277,385
Novolipetk Steel, GDR	72,000	3,456,000
PT International Nickel Indonesia	4,426,000	2,898,400

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Metals & Mining - continued
Southern Copper Corp. (l)	40,800	$4,497,384
Usinas Siderurgicas de Minas Gerais S.A., IPS	111,225	5,976,167

		$81,729,359
Network & Telecom - 0.6%
High Tech Computer Corp.	167,640	$4,460,916

Oil Services - 1.4%
OAO TMK, GDR	109,780	$4,446,090
Tenaris S.A., ADR	86,630	5,310,419

		$9,756,509
Other Banks & Diversified Financials - 8.9%
Akbank T.A.S.	529,950	$2,351,849
AMMB Holdings Berhad	2,548,275	3,130,288
Banco Macro S.A., ADR (l)	112,830	2,533,034
Bank Rakyat Indonesia	3,608,500	2,246,838
Bumiputra-Commerce Holdings Berhad	796,600	2,335,710
China Construction Bank	10,603,000	9,443,005
Chinatrust Financial Holding Co. Ltd.	3,198,000	3,260,904
CSU Cardsystem S.A. (a)	930,380	2,799,424
Grupo Financiero Banorte S.A. de C.V.	790,000	3,838,351
Hana Financial Group, Inc.	76,090	3,176,419
OTP Bank Ltd., GDR (a)	43,040	3,890,713
PT Bank Central Asia Tbk.	7,406,000	2,206,296
Redecard S.A.	234,100	5,031,317
Sberbank	3,102,160	11,229,819
Turkiye Garanti Bankasi A.S. (a)	709,720	3,266,298
Turkiye Is Bankasi A.S., “C”	746,090	3,090,314

		$63,830,579
Personal Computers & Peripherals - 0.5%
Innolux Display Corp. (a)	1,273,380	$3,560,203

Precious Metals & Minerals - 1.6%
Compania de Minas Buenaventura S.A.A., ADR	55,000	$3,619,000
Impala Platinum Holdings Ltd.	184,730	7,894,428

		$11,513,428
Railroad & Shipping - 1.7%
China Cosco Holdings	1,125,000	$3,272,465
Mercator Lines Ltd.	13,831,000	5,180,721

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Railroad & Shipping - continued
Ultrapetrol Bahamas Ltd. (a)(l)	262,100	$3,991,783

		$12,444,969
Real Estate - 2.0%
Ayala Land Inc.	13,120,700	$3,222,838
Brasil Brokers Participacoes (a)	3,800	3,873,503
CapitaLand Ltd.	701,000	3,372,296
Soho China Ltd.	6,082,000	3,818,908

		$14,287,545
Specialty Chemicals - 1.6%
Asiatic Development Berhad	1,340,500	$3,433,997
IOI Corp. Berhad	1,366,600	3,142,336
LG Chemical Ltd.	50,010	4,753,147

		$11,329,480
Specialty Stores - 0.6%
Dufry South America Ltd. (a)	166,430	$3,960,186

Telecommunications - Wireless - 10.9%
America Movil S.A.B. de C.V., “L”, ADR	259,360	$15,501,947
China Mobile Ltd.	1,369,000	20,121,647
Egyptian Co. for Mobil Services (MobiNil)	96,590	3,309,257
Globe Telecom, Inc.	96,240	2,836,733
Mobile TeleSystems OJSC, ADR	100,750	8,825,700
MTN Group Ltd.	585,090	11,708,339
Philippine Long Distance Telephone Co.	95,500	5,684,394
Vimpel-Communications, ADR	279,870	9,871,015

		$77,859,032
Telephone Services - 2.8%
AS Eesti Telekom, GDR	98,550	$3,532,012
Chunghwa Telecom Co. Ltd.	2,126,727	5,274,496
Megacable Holdings (a)	1,253,500	4,016,106
PT Telekomunikasi Indonesia Tbk.	5,068,000	4,406,957
Telecom Argentina S.A., ADR (a)(l)	140,340	2,604,710

		$19,834,281
Tobacco - 1.2%
ITC Ltd.	708,900	$3,635,920
KT&G Corp.	35,722	3,100,380
PT Hanjaya Mandala Sampoerna Tbk.	1,681,000	2,165,539

		$8,901,839

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Utilities - Electric Power - 4.0%
CEZ AS	119,650	$9,886,157
Eletropaulo Metropolitana S.A., IPS	315,440	7,699,564
Manila Water Co., Inc.	19,782,000	7,910,088
Tenaga Nasional Berhad	1,569,000	3,414,028

		$28,909,837
Total Common Stocks (Identified Cost, $531,005,444)		$712,207,237

Collateral for Securities Loaned - 6.0%
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value	42,742,022	$42,742,022

Short-Term Obligations - 0.0%
General Electric Capital Corp., 2.35%, due 6/02/08, at Amortized Cost and Value (y)	$157,000	$156,990
Total Investments (Identified Cost, $573,904,456) (k)		$755,106,249

Other Assets, Less Liabilities - (5.3)%		(38,325,264)
Net Assets - 100.0%		$716,780,985

(a)	Non-income producing security.
(k)	As of May 31, 2008, the fund had 4 securities that were fair valued, aggregating $16,080,605 and 2.13% of market value, in accordance with the policies adopted by the Board of Trustees.
(l)	All or a portion of this security is on loan.
(y)	The rate shown represents an annualized yield at time of purchase.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt
GDR	Global Depository Receipt
IPS	International Preference Stock

See Notes to Financial Statements

14

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 5/31/08

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments, at value, including $41,751,582 of securities on loan (identified cost, $573,904,456)	$755,106,249
Cash	228,658
Foreign currency, at value (identified cost, $216,571)	217,089
Receivable for investments sold	17,519,760
Receivable for fund shares sold	1,415,958
Interest and dividends receivable	1,469,969
Other assets	6,378
Total assets		$775,964,061
Liabilities
Payable for investments purchased	$14,242,859
Payable for fund shares reacquired	756,649
Collateral for securities loaned, at value	42,742,022
Payable to affiliates
Management fee	60,647
Shareholder servicing costs	219,853
Distribution and service fees	23,288
Administrative services fee	803
Payable for independent trustees’ compensation	3,928
Accrued expenses and other liabilities	1,133,027
Total liabilities		$59,183,076
Net assets		$716,780,985
Net assets consist of
Paid-in capital	$491,170,467
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $562,103 deferred country tax)	180,631,091
Accumulated net realized gain (loss) on investments and foreign currency transactions	41,079,492
Undistributed net investment income	3,899,935
Net assets		$716,780,985
Shares of beneficial interest outstanding		16,520,336

15

Statement of Assets and Liabilities – continued

Class A shares
Net assets	$385,378,178
Shares outstanding	8,862,348
Net asset value per share		$43.48
Offering price per share (100/94.25 × net asset value per share)		$46.13
Class B shares
Net assets	$62,039,288
Shares outstanding	1,497,471
Net asset value and offering price per share		$41.43
Class C shares
Net assets	$87,958,440
Shares outstanding	2,158,258
Net asset value and offering price per share		$40.75
Class I shares
Net assets	$181,405,079
Shares outstanding	4,002,259
Net asset value, offering price, and redemption price per share		$45.33

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF OPERATIONS

Year ended 5/31/08

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$21,143,011
Interest	356,335
Foreign taxes withheld	(1,405,574)
Total investment income		$20,093,772
Expenses
Management fee	$6,913,978
Distribution and service fees	2,682,816
Shareholder servicing costs	1,109,623
Administrative services fee	104,660
Independent trustees’ compensation	18,502
Custodian fee	1,083,756
Shareholder communications	76,493
Auditing fees	67,443
Legal fees	11,291
Miscellaneous	191,192
Total expenses		$12,259,754
Fees paid indirectly	(31,325)
Reduction of expenses by investment adviser	(3,201)
Net expenses		$12,225,228
Net investment income		$7,868,544
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investment transactions (net of $12,815 country tax)	$78,679,573
Foreign currency transactions	(792,827)
Net realized gain (loss) on investments and foreign currency transactions		$77,886,746
Change in unrealized appreciation (depreciation)
Investments (net of $247,949 increase in deferred country tax)	$37,049,036
Translation of assets and liabilities in foreign currencies	(509)
Net unrealized gain (loss) on investments and foreign currency translation		$37,048,527
Net realized and unrealized gain (loss) on investments and foreign currency		$114,935,273
Change in net assets from operations		$122,803,817

See Notes to Financial Statements

17

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 5/31
	2008	2007
Change in net assets
From operations
Net investment income	$7,868,544	$6,225,825
Net realized gain (loss) on investments and foreign currency transactions	77,886,746	67,270,334
Net unrealized gain (loss) on investments and foreign currency translation	37,048,527	70,956,868
Change in net assets from operations	$122,803,817	$144,453,027
Distributions declared to shareholders
From net investment income
Class A	$(2,829,472)	$(3,964,072)
Class B	(94,176)	(650,298)
Class C	(248,447)	(762,587)
Class I	(1,902,513)	(2,257,862)
From net realized gain on investments
Class A	(40,036,400)	(14,267,804)
Class B	(7,745,456)	(3,996,232)
Class C	(10,398,953)	(3,902,289)
Class I	(19,537,239)	(6,899,757)
Total distributions declared to shareholders	$(82,792,656)	$(36,700,901)
Change in net assets from fund share transactions	$98,129,160	$63,208,069
Redemption fees	$—	$15,470
Total change in net assets	$138,140,321	$170,975,665
Net assets
At beginning of period	578,640,664	407,664,999
At end of period (including undistributed net investment income of $3,899,935 and $2,826,596, respectively)	$716,780,985	$578,640,664

See Notes to Financial Statements

18

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 5/31
	2008	2007	2006		2005	2004
Net asset value, beginning of period	$40.40	$32.38	$25.12		$19.15	$13.67
Income (loss) from investment operations
Net investment income (d)	$0.54	$0.49	$0.44		$0.28	$0.11
Net realized and unrealized gain (loss) on investments and foreign currency	8.19	10.36	9.12		5.72	5.52
Total from investment operations	$8.73	$10.85	$9.56		$6.00	$5.63
Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.61)	$(0.17)		$(0.03)	$(0.15)
From net realized gain on investments	(5.28)	(2.22)	(2.13)		—	—
Total distributions declared to shareholders	$(5.65)	$(2.83)	$(2.30)		$(0.03)	$(0.15)
Redemption fees added to paid-in capital (d)	$—	$0.00 (w)	$(0.00	)(w)	$0.00 (w)	$0.00 (w)
Net asset value, end of period	$43.48	$40.40	$32.38		$25.12	$19.15
Total return (%) (r)(s)(t)	21.41	34.65	38.79		31.32	41.34
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.79	1.81	1.78		1.88	2.20
Expenses after expense reductions (f)	1.79	1.80	1.78		1.88	2.10
Net investment income	1.24	1.37	1.41		1.25	0.62
Portfolio turnover	99	91	58		73	116
Net assets at end of period (000 Omitted)	$385,378	$285,924	$192,718		$77,352	$48,806

See Notes to Financial Statements

19

Financial Highlights – continued

Class B	Years ended 5/31
	2008	2007	2006	2005		2004
Net asset value, beginning of period	$38.70	$31.10	$24.22	$18.57		$13.28
Income (loss) from investment operations
Net investment income (d)	$0.24	$0.27	$0.22	$0.12		$0.01
Net realized and unrealized gain (loss) on investments and foreign currency	7.83	9.91	8.81	5.53		5.36
Total from investment operations	$8.07	$10.18	$9.03	$5.65		$5.37
Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.36)	$(0.02)	$—		$(0.08)
From net realized gain on investments	(5.28)	(2.22)	(2.13)	—		—
Total distributions declared to shareholders	$(5.34)	$(2.58)	$(2.15)	$—		$(0.08)
Redemption fees added to paid-in capital (d)	$—	$0.00 (w)	$0.00 (w)	$0.00	(w)	$0.00 (w)
Net asset value, end of period	$41.43	$38.70	$31.10	$24.22		$18.57
Total return (%) (r)(s)(t)	20.62	33.77	37.96	30.43		40.64
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.43	2.45	2.43	2.53		2.73
Expenses after expense reductions (f)	2.43	2.45	2.43	2.53		2.63
Net investment income	0.57	0.78	0.74	0.56		0.08
Portfolio turnover	99	91	58	73		116
Net assets at end of period (000 Omitted)	$62,039	$63,450	$65,700	$36,289		$31,053

See Notes to Financial Statements

20

Financial Highlights – continued

Class C	Years ended 5/31
	2008	2007	2006	2005		2004
Net asset value, beginning of period	$38.18	$30.77	$24.05	$18.44		$13.19
Income (loss) from investment operations
Net investment income (d)	$0.24	$0.25	$0.25	$0.13		$0.01
Net realized and unrealized gain (loss) on investments and foreign currency	7.74	9.81	8.69	5.48		5.33
Total from investment operations	$7.98	$10.06	$8.94	$5.61		$5.34
Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.43)	$(0.09)	$—		$(0.09)
From net realized gain on investments	(5.28)	(2.22)	(2.13)	—		—
Total distributions declared to shareholders	$(5.41)	$(2.65)	$(2.22)	$—		$(0.09)
Redemption fees added to paid-in capital (d)	$—	$0.00 (w)	$0.00 (w)	$0.00	(w)	$0.00 (w)
Net asset value, end of period	$40.75	$38.18	$30.77	$24.05		$18.44
Total return (%) (r)(s)(t)	20.64	33.78	37.89	30.42		40.73
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.44	2.45	2.44	2.53		2.73
Expenses after expense reductions (f)	2.44	2.45	2.44	2.53		2.63
Net investment income	0.58	0.73	0.82	0.59		0.08
Portfolio turnover	99	91	58	73		116
Net assets at end of period (000 Omitted)	$87,958	$71,895	$52,604	$11,022		$7,013

See Notes to Financial Statements

21

Financial Highlights – continued

Class I	Years ended 5/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$41.89	$33.46	$25.87	$19.72	$14.05
Income (loss) from investment operations
Net investment income (d)	$0.72	$0.64	$0.56	$0.37	$0.20
Net realized and unrealized gain (loss) on investments and foreign currency	8.51	10.73	9.40	5.88	5.68
Total from investment operations	$9.23	$11.37	$9.96	$6.25	$5.88
Less distributions declared to shareholders
From net investment income	$(0.51)	$(0.72)	$(0.24)	$(0.10)	$(0.21)
From net realized gain on investments	(5.28)	(2.22)	(2.13)	—	—
Total distributions declared to shareholders	$(5.79)	$(2.94)	$(2.37)	$(0.10)	$(0.21)
Redemption fees added to paid-in capital (d)	$—	$0.00 (w)	$0.00 (w)	$0.00 (w)	$0.00 (w)
Net asset value, end of period	$45.33	$41.89	$33.46	$25.87	$19.72
Total return (%) (r)(s)	21.86	35.14	39.25	31.74	42.04
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.43	1.46	1.43	1.53	1.73
Expenses after expense reductions (f)	1.43	1.45	1.43	1.53	1.63
Net investment income	1.58	1.72	1.76	1.60	1.08
Portfolio turnover	99	91	58	73	116
Net assets at end of period (000 Omitted)	$181,405	$157,372	$96,643	$41,523	$18,821

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

22

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Emerging Markets Equity Fund (the fund) is a series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In March 2008, FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (the “Standard”) was issued, and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. This Standard provides enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Management is evaluating the application of the Standard to the fund, and has not at this time determined the impact, if any, resulting from the adoption of this Standard on the fund’s financial statements.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by an independent pricing service on the market or exchange on which such securities are primarily

23

Notes to Financial Statements – continued

traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from independent pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

24

Notes to Financial Statements – continued

In September 2006, FASB Statement No. 157, Fair Value Measurements (the “Statement”) was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the fund’s financial statements.

Repurchase Agreements – The fund may enter into repurchase agreements with institutions that the fund’s investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury and federal agency obligations in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is

25

Notes to Financial Statements – continued

received from the Borrower, and is allocated between the fund and the lending agent. Net income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Short Term Fees – The fund charged a 1% redemption fee on proceeds from Class A, Class B, Class C, and Class I shares redeemed or exchanged within 30 calendar days following their acquisition. Effective December 1, 2006, the fund no longer charges a redemption fee. Any redemption fees charged are accounted for as an addition to paid-in capital.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended May 31, 2008, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital

26

Notes to Financial Statements – continued

gains. As a result, no provision for federal income tax is required. The fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“the Interpretation”) on the first day of the fund’s fiscal year. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There was no impact resulting from the adoption of this Interpretation on the fund’s financial statements. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. It is the fund’s policy to record interest and penalty charges on underpaid taxes associated with its tax positions as interest expense and miscellaneous expense, respectively. No such charges were recorded in the current financial statements. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to passive foreign investment companies, wash sale loss deferrals, foreign currency transactions, foreign taxes, and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders is as follows:

	5/31/08	5/31/07
Ordinary income (including any short-term capital gains)	$22,804,983	$17,449,277
Long-term capital gain	59,987,673	19,251,624
	$82,792,656	$36,700,901

27

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/08
Cost of investments	$574,959,743
Gross appreciation	203,791,534
Gross depreciation	(23,645,028)
Net unrealized appreciation (depreciation)	$180,146,506
Undistributed ordinary income	4,043,613
Undistributed long-term capital gain	42,134,779
Other temporary differences	(714,380)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $500 million of average daily net assets	1.05%
Average daily net assets in excess of $500 million	1.00%

The management fee incurred for the year ended May 31, 2008 was equivalent to an annual effective rate of 1.04% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $80,619 for the year ended May 31, 2008, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

28

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate	Service Fee Rate	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	0.10%	0.25%	0.35%	0.35%	$1,201,659
Class B	0.75%	0.25%	1.00%	1.00%	647,652
Class C	0.75%	0.25%	1.00%	1.00%	833,505
Total Distribution and Service Fees					$2,682,816

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees up to these annual percentage rates of each class’ average daily net assets.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2008 based on each class’ average daily net assets.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2008, were as follows:

Amount
Class A	$4,623
Class B	$59,574
Class C	$15,095

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended May 31, 2008, the fee was $269,457, which equated to 0.0404% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended May 31, 2008, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $512,238.

Under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and each underlying fund in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the year ended May 31, 2008, these costs for the fund amounted to $327,928 and are reflected in the shareholder servicing costs on the Statement of Operations.

29

Notes to Financial Statements – continued

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on average daily net assets. The fund’s annual fixed amount is $17,500.

The administrative services fee incurred for the year ended May 31, 2008 was equivalent to an annual effective rate of 0.0157% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

The fund has an unfunded, defined benefit plan for certain retired independent trustees which resulted in a pension expense of $239. This amount is included in independent trustees’ compensation for the year ended May 31, 2008. The liability for deferred retirement benefits payable to certain retired independent trustees amounted to $3,928 at May 31, 2008, and is included in payable for independent trustees’ compensation.

Other – This fund and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. For the year ended May 31, 2008, the fee paid by the fund to Tarantino LLC was $4,476 and is included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund to Tarantino LLC in the amount of $3,201, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $679,973,725 and $657,756,877, respectively.

30

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 5/31/08		Year ended 5/31/07
	Shares	Amount	Shares	Amount
Shares sold
Class A	4,455,654	$196,145,422	3,482,504	$123,277,304
Class B	370,962	15,545,200	386,647	13,193,073
Class C	688,714	28,585,676	666,319	22,383,855
Class I	1,214,744	56,798,642	1,295,086	47,127,634
	6,730,074	$297,074,940	5,830,556	$205,981,866
Shares issued to shareholders in reinvestment of distributions
Class A	806,637	$35,596,891	423,872	$15,161,886
Class B	168,201	7,092,936	122,776	4,219,821
Class C	171,037	7,094,613	91,956	3,118,230
Class I	423,051	19,426,491	216,965	8,036,372
	1,568,926	$69,210,931	855,569	$30,536,309
Shares reacquired
Class A	(3,476,950)	$(151,110,955)	(2,780,876)	$(98,206,430)
Class B	(681,296)	(28,236,963)	(982,685)	(33,174,643)
Class C	(584,325)	(23,459,380)	(584,998)	(19,273,163)
Class I	(1,392,199)	(65,349,413)	(643,292)	(22,655,870)
	(6,134,770)	$(268,156,711)	(4,991,851)	$(173,310,106)
Net change
Class A	1,785,341	$80,631,358	1,125,500	$40,232,760
Class B	(142,133)	(5,598,827)	(473,262)	(15,761,749)
Class C	275,426	12,220,909	173,277	6,228,922
Class I	245,596	10,875,720	868,759	32,508,136
	2,164,230	$98,129,160	1,694,274	$63,208,069

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS International Diversification Fund was the owner of record of approximately 19% of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks.

31

Notes to Financial Statements – continued

Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended May 31, 2008, the fund’s commitment fee and interest expense were $2,631 and $4,492, respectively, and are included in miscellaneous expense on the Statement of Operations.

32

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust X and Shareholders of MFS Emerging Markets Equity Fund:

We have audited the accompanying statement of assets and liabilities of MFS Emerging Markets Equity Fund (the Fund) (one of the portfolios comprising MFS Series Trust X), including the portfolio of investments, as of May 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Emerging Markets Equity Fund at May 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 17, 2008

33

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of July 1, 2008, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Harvard Business School (education), Senior Lecturer (since 2008); Secretary of Economic Affairs, The Commonwealth of Massachusetts (January 2002 to December 2002); Fidelity Investments, Vice Chairman (June 2000 to December 2001); Fidelity Management & Research Company (investment adviser), President (March 1997 to July 2001); Bell Canada Enterprises (telecommunications), Director; Medtronic, Inc. (medical technology), Director; Telesat (satellite communications), Director (until 2007)
INDEPENDENT TRUSTEES
J. Atwood Ives (born 5/01/36)	Trustee and Chair of Trustees	February 1992	Private investor; KeySpan Corporation (energy related services), Director until 2004; Woodstock Corporation (investment advisory firm), Director until 2003
Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

34

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	August 1993	Brigham and Women’s Hospital, Chief of Cardiac Surgery (2005); Harvard Medical School, Professor of Cardiac Surgery; Physician Director of Medical Device Technology for Partners HealthCare
David H. Gunning (born 5/30/42)	Trustee	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Portman Limited (mining), Director (since 2005); Encinitos Ventures (private investment company), Principal (1997 to April 2001); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant (since 1998); Capital Entertainment Management Company (video franchise), Vice Chairman (since 1998); Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until May 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer
(until May 2001)
Lawrence T. Perera (born 6/23/35)	Trustee	July 1981	Hemenway & Barnes (attorneys), Partner
J. Dale Sherratt (born 9/23/38)	Trustee	August 1993	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner (since 1993); Cambridge Nutraceuticals (professional nutritional products), Chief Executive Officer (until May 2001)

35

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Retired (since 1999); PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); Consultant to investment company industry (since 2000); TT International Funds (mutual fund complex), Trustee (2000 until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (2000 until 2005)
OFFICERS
Robert J. Manning (k) (born 10/20/63)	President	March 2008	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Maria F. Dwyer (k) (born 12/01/58)	Treasurer	March 2008	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (prior to March 2004); MFS Group of Funds, President (November 2005 – March 2008)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since April 2003); Kirkpatrick & Lockhart LLP (law firm), Associate (prior to April 2003)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2006); Special Counsel (prior to April 2006); Dechert LLP (law firm), Counsel (prior to December 2004)

36

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (prior to June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President and Chief Compliance Officer (September 2004 to August 2005), Senior Attorney (prior to September 2004); John Hancock Group of Funds, Vice President and Chief Compliance Officer (September 2004 to December 2004)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (prior to May 2005)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Assistant Vice President and Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (May 2005 to April 2006); John Hancock Advisers, LLC, Attorney and Assistant Secretary (prior to May 2005)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005); John Hancock Group of Funds, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005)

37

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (prior to June 2004)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (prior to January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (April 2003 to June 2004); David L. Babson & Co. (investment adviser), Managing Director, Chief Administrative Officer and Director (prior to March 2003)
Richard S. Weiztel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2007); Vice President and Senior Counsel (since May 2004); Massachusetts Department of Business and Technology, General Counsel (February 2003 to April 2004); Massachusetts Office of the Attorney General, Assistant Attorney General (April 2001 to February 2003); Ropes and Gray, Associate (prior to April 2001)
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

38

Trustees and Officers – continued

(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Butler, Gutow, Sherratt and Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Trust’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2008, the Trustees served as board members of 100 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	State Street Bank and Trust Company 225 Franklin Street, Boston, MA 02110
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Ernst & Young LLP 200 Clarendon Street, Boston, MA 02116
Portfolio Manager
Nicholas Smithie

39

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the Fund’s investment advisory agreement is available by clicking on the Fund’s name under “Select a fund” on the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2007 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2008 income tax forms in January 2009. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

The fund designates $68,117,559 as capital gain dividends paid during the fiscal year.

Income derived from foreign sources was $19,132,500. The fund intends to pass through foreign tax credits of $1,213,836 for the fiscal year.

40

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

41

CONTACT US

Web site
mfs.com

MFS TALK
1-800-637-8255
24 hours a day

Account service and literature

Shareholders
1-800-225-2606
8 a.m. to 8 p.m. ET

Investment professionals
1-800-343-2829
8 a.m. to 8 p.m. ET

Retirement plan services
1-800-637-1255
8 a.m. to 8 p.m. ET

Mailing address
MFS Service Center, Inc.
P.O. Box 55824
Boston, MA 02205-5824

Overnight mail
MFS Service Center, Inc.
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809

Go paperless with **eDelivery**: Arrange to have MFS® send prospectuses, reports, and proxies directly to your e-mail inbox. You'll get timely information and less clutter in your mailbox (not to mention help your fund save printing and postage costs).

Sign up: If your account is registered with us, simply go to **mfs.com**, log in to your account via MFS® Access, and select the eDelivery sign up options.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

MFS®
INVESTMENT MANAGEMENT

MFS® International Diversification Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE •

NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT •

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR

NCUA/NCUSIF

5/31/08

MDI-ANN

LETTER FROM THE CEO

Dear Shareholders:

Negative headlines tend to resonate during difficult markets, and we certainly have had more than our share of tough news recently. As a result consumer, and particularly investor, sentiment are at all-time lows. That said, I do think it is helpful to remember there are always silver linings in the storm clouds if you look hard enough.

Through all of the challenges we have faced, there are some positive underlying trends. In the United States, for example, institutional traders and credit market followers are just now showing increasing signs of confidence and are beginning to take on more risk. At the corporate level, earnings continue to be relatively strong as companies have reduced labor costs, controlled inventories, and relied less on debt to finance expansion. More broadly, low interest rates and strong demand for consumer goods and industrial equipment are good signs for the global economy.

While I do not mean to minimize the risks inherent in today’s markets, periods such as these allow the talented fund managers and research analysts we have at MFS® to test their convictions, reevaluate existing positions, and identify new investment ideas. Our investment process also includes a significant risk management component, with constant attention paid to monitoring market risk, so we can do our best to minimize any surprises to your portfolio.

For investors, this is a great time to check in with your advisor and make sure you have a sound investment plan in place — one that can keep your hard-earned money working over the long term through a strategy that involves asset allocation, diversification, and periodic portfolio rebalancing and reviews. A plan tailored to your distinct needs and goals continues to be the best approach to help you take advantage of the inevitable challenges — and opportunities — that present themselves over time.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

July 15, 2008

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio target allocation

Portfolio actual allocation

Portfolio holdings
MFS Research International Fund	34.9%
MFS International Value Fund	25.0%
MFS International Growth Fund	25.0%
MFS International New Discovery Fund	10.0%
MFS Emerging Markets Equity Fund	5.0%
Cash & Other Net Assets	0.1%

Percentages are based on net assets as of 5/31/08.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended May 31, 2008, Class A shares of the MFS International Diversification Fund provided a return of 2.85%, at net asset value. This compares with a return of 3.04% for the fund’s benchmark, the MSCI All Country World (ex-US) Index (MSCI Index).

Market Environment

The U.S. economy and financial markets experienced significant deterioration and heightened volatility over the reporting period. U.S. economic growth slowed significantly in the fourth quarter of 2007 and first quarter of 2008. Headwinds included accelerated deterioration in the housing market, subdued corporate investment, a markedly weaker job market, and a tighter credit environment as banks sought to repair balance sheets. During the period, the climax of the credit turmoil occurred in mid March as the Federal Reserve backstopped the distressed sale of failing Bear Stearns to JPMorgan. While reasonably resilient, parts of the global economy and financial system experienced some spillover from the U.S. slowdown. Japanese and European growth slowed over the reporting period and international financial markets were adversely affected by U.S. mortgage and structured product losses.

In the face of this financial and economic turmoil, most global central banks were forced to inject liquidity and to reassess their tightening biases as government bond yields declined and credit spreads widened. During the second half of the reporting period, the U.S. Federal Reserve Board began an aggressive rate cutting campaign, while the U.S. federal government moved quickly to design and implement a modest fiscal stimulus package. Although the Bank of England and the Bank of Canada also cut rates, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged.

By the end of the reporting period, bond yields, credit spreads, and equity valuations implied market expectations consistent with the view that the most intense period of credit dislocation was behind us. Nonetheless, the markets continued to price in further financial and economic weakening, albeit of a less tumultuous nature. At the same time, the focus of global markets shifted to the dilemma of persistently rising energy and food prices. Many global central banks, especially in emerging markets, hiked interest rates as measures of inflation (e.g., consumer, producer, imported, headline, and core) rose to secular highs.

Detractors from Performance

During the reporting period, the fund’s allocations to the MFS International Value Fund and MFS International New Discovery Fund held back relative

3

Management Review – continued

performance as international value and small-capitalization market segments underperformed the MSCI Index.

Contributors to Performance

Allocation to the MFS Emerging Markets Equity Fund was a top contributor to relative performance as emerging markets significantly outperformed the benchmark over the reporting period. The fund’s allocation to strong-performing growth stocks, represented by the MFS International Growth Fund, also boosted relative returns. Additionally, investments in the MFS Research International Fund positively impacted results as the fund outperformed its respective market segment.

Respectfully,

Thomas Melendez

Portfolio Manager

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

Note to Shareholders: At the close of business on April 18, 2008, Class R shares and Class R2 shares converted into Class R3 shares.

Following this conversion, Class R3, Class R4, and Class R5 shares were renamed Class R2, Class R3, and Class R4 shares, respectively.

4

PERFORMANCE SUMMARY THROUGH 5/31/08

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmark comparisons are unmanaged; do not reflect sales charges, commissions or expenses; and cannot be invested in directly. (See Notes to Performance Summary).

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

(For the period from the commencement of the fund’s operations, September 30, 2004, through the stated period end.)

                                    [CHART]

5

Performance Summary – continued

Total Returns through 5/31/08

Average annual without sales charge

Share class	Class inception date	1-yr	Life (t)
A	9/30/04	2.85%	19.41%
B	9/30/04	2.14%	18.64%
C	9/30/04	2.13%	18.61%
I	9/30/04	3.16%	19.80%
R1	4/01/05	2.07%	18.54%
R2 (formerly R3)	9/30/04	2.56%	19.02%
R3 (formerly R4)	4/01/05	2.78%	19.36%
R4 (formerly R5)	4/01/05	3.03%	19.64%
529A	9/30/04	2.55%	19.07%
529B	9/30/04	1.91%	18.32%
529C	9/30/04	2.01%	18.37%

Comparative benchmark

MSCI All Country World (ex-US) Index (f)	3.04%	20.55%

Average annual with sales charge

A With Initial Sales Charge (5.75%)	(3.06)%	17.49%
B With CDSC (Declining over six years from 4% to 0%) (x)	(1.56)%	18.12%
C With CDSC (1% for 12 months) (x)	1.21%	18.61%
529A With Initial Sales Charge (5.75%)	(3.34)%	17.16%
529B With CDSC (Declining over six years from 4% to 0%) (x)	(1.78)%	17.80%
529C With CDSC (1% for 12 months) (x)	1.08%	18.37%

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: Factset Research Systems, Inc.
(t)	For the period from the commencement of the fund’s investment operations, September 30, 2004 through the stated period end.
(x)	Assuming redemption at the end of the applicable period.

6

Performance Summary – continued

Benchmark Definitions

Morgan Stanley Capital International (MSCI) All Country World (ex-US) Index – a market capitalization-weighted index that is designed to measure equity market performance in the developed and emerging markets, excluding the U.S.

It is not possible to invest directly in an index.

Notes to Performance Summary

Performance for R3 and R4 shares includes the performance of the fund’s class A shares for periods prior to their offering. Performance for R1 shares includes the performance of the fund’s class B shares for periods prior to their offering. This blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the share class to which it is blended, and lower performance for share classes with lower operating expenses than the share class to which it is blended.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

7

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, December 1, 2007 through May 31, 2008

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2007 through May 31, 2008.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied

8

Expense Table – continued

expenses and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary. If these indirect costs were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/07	Ending Account Value 5/31/08	Expenses Paid During Period (p) 12/01/07-5/31/08
A	Actual	0.39%	$1,000.00	$981.86	$1.93
	Hypothetical (h)	0.39%	$1,000.00	$1,023.05	$1.97
B	Actual	1.04%	$1,000.00	$978.56	$5.14
	Hypothetical (h)	1.04%	$1,000.00	$1,019.80	$5.25
C	Actual	1.04%	$1,000.00	$978.50	$5.14
	Hypothetical (h)	1.04%	$1,000.00	$1,019.80	$5.25
I	Actual	0.04%	$1,000.00	$983.34	$0.20
	Hypothetical (h)	0.04%	$1,000.00	$1,024.80	$0.20
R1	Actual	1.09%	$1,000.00	$978.23	$5.39
	Hypothetical (h)	1.09%	$1,000.00	$1,019.55	$5.50
R2 (formerly R3)	Actual	0.57%	$1,000.00	$980.99	$2.82
	Hypothetical (h)	0.57%	$1,000.00	$1,022.15	$2.88
R3 (formerly R4)	Actual	0.32%	$1,000.00	$982.15	$1.59
	Hypothetical (h)	0.32%	$1,000.00	$1,023.40	$1.62
R4 (formerly R5)	Actual	0.06%	$1,000.00	$983.13	$0.30
	Hypothetical (h)	0.06%	$1,000.00	$1,024.70	$0.30
529A	Actual	0.59%	$1,000.00	$980.53	$2.92
	Hypothetical (h)	0.59%	$1,000.00	$1,022.05	$2.98
529B	Actual	1.24%	$1,000.00	$977.76	$6.13
	Hypothetical (h)	1.24%	$1,000.00	$1,018.80	$6.26
529C	Actual	1.25%	$1,000.00	$977.87	$6.18
	Hypothetical (h)	1.25%	$1,000.00	$1,018.75	$6.31

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

9

Expense Table – continued

Expense Changes Impacting the Table

Effective January 1, 2008 the fund’s Class R2 (formerly Class R3), Class R3 (formerly Class R4), and Class R4 (formerly Class R5) retirement plan administration and services fee was terminated (as described in Note 3 of the Notes to the Financial Statements). Had this fee change been in effect throughout the entire six month period, the annualized expense ratios would have been 0.54%, 0.29%, and 0.05% for Class R2, Class R3, and Class R4 shares, respectively; the actual expenses paid during the period would have been approximately $2.67, $1.44, and $0.25 for Class R2, Class R3, and Class R4 shares, respectively; and the hypothetical expenses paid during the period would have been approximately $2.73, $1.47, and $0.25 for Class R2, Class R3, and Class R4 shares, respectively.

Effective March 1, 2008 the fund’s Class R1 retirement plan administration and services fee was terminated and the Class R1 distribution fee was increased (as described in Note 3 of the Notes to the Financial Statements). Had these fee changes been in effect throughout the entire six month period, the annualized expense ratio would have been 1.04%; the actual expenses paid during the period would have been approximately $5.14; and the hypothetical expenses paid during the period would have been approximately $5.25.

Effective April 1, 2008 the fund’s Class 529A, Class 529B, and Class 529C shares program manager fee was reduced (as described in Note 3 of the Notes to Financial Statements). Had this fee change been in effect throughout the entire six month period, the annualized expense ratio would have been 0.49%, 1.15%, and 1.15% for Class 529A, Class 529B, and Class 529C shares, respectively; the actual expenses paid during the period would have been approximately $2.43, $5.69, and $5.69 for Class 529A, Class 529B, and Class 529C shares, respectively; and the hypothetical expenses paid during the period would have been approximately $2.48, $5.81, and $5.81 for Class 529A, Class 529B, and Class 529C shares, respectively.

10

PORTFOLIO OF INVESTMENTS

5/31/08

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Mutual Funds - 99.9%
Issuer	Shares/Par	Value ($)

MFS Emerging Markets Equity Fund - Class I	3,082,507	$139,730,024
MFS International Growth Fund - Class I	23,949,115	698,595,678
MFS International New Discovery Fund - Class I	11,185,481	280,420,021
MFS International Value Fund - Class I	22,401,040	698,912,442
MFS Research International Fund - Class I	49,101,592	977,612,693
Total Mutual Funds (Identified Cost, $2,607,586,424)		$2,795,270,858

Short-Term Obligations - 0.1%
General Electric Capital Corp., 2.35%, due 6/02/08, at Amortized Cost and Value (y)	$1,185,000	$1,184,923
Total Investments (Identified Cost, $2,608,771,347)		$2,796,455,781

Other Assets, Less Liabilities - 0.0%		1,036,440
Net Assets - 100.0%		$2,797,492,221

(y)	The rate shown represents an annualized yield at time of purchase.

See Notes to Financial Statements

11

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 5/31/08

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Underlying Funds, at value (Identified cost, $2,607,586,424)	$2,795,270,858
Short-Term holdings, at Amortized Cost and Value	1,184,923
Total investments, at value (identified cost, $2,608,771,347)		$2,796,455,781
Cash	$413
Receivable for investments sold	18,107
Receivable for fund shares sold	9,923,532
Other assets	21,376
Total assets		$2,806,419,209
Liabilities
Payable for investments purchased	$4,875,143
Payable for fund shares reacquired	3,650,292
Payable to affiliates
Distribution and service fees	129,045
Administrative services fee	94
Program manager fee	32
Accrued expenses and other liabilities	272,382
Total liabilities		$8,926,988
Net assets		$2,797,492,221
Net assets consist of
Paid-in capital	$2,563,062,169
Unrealized appreciation (depreciation) on investments	187,684,434
Accumulated net realized gain (loss) on investments	46,637,922
Undistributed net investment income	107,696
Net assets		$2,797,492,221
Net Assets
Class A	$1,682,289,452
Class B	232,950,074
Class C	728,813,192
Class I	65,812,443
Class R1	6,217,776
Class R2 (formerly Class R3)	34,961,373
Class R3 (formerly Class R4)	40,386,315
Class R4 (formerly Class R5)	2,159,575
Class 529A	2,032,970
Class 529B	603,241
Class 529C	1,265,810
Total Net Assets		$2,797,492,221

12

Statement of Assets and Liabilities – continued

Shares of beneficial interest outstanding
Class A	106,768,385
Class B	14,914,561
Class C	46,743,749
Class I	4,154,268
Class R1	401,993
Class R2 (formerly Class R3)	2,238,028
Class R3 (formerly Class R4)	2,570,309
Class R4 (formerly Class R5)	136,680
Class 529A	129,536
Class 529B	38,421
Class 529C	81,002
Total shares of beneficial interest outstanding		178,176,932
Class A shares
Net asset value per share
(net assets/shares of beneficial interest outstanding)		$15.76
Offering price per share (100/94.25 × net asset value per share)		$16.72
Class B shares
Net asset value and offering price per share
(net assets/shares of beneficial interest outstanding)		$15.62
Class C shares
Net asset value and offering price per share
(net assets/shares of beneficial interest outstanding)		$15.59
Class I shares
Net asset value, offering price, and redemption price per share
(net assets/shares of beneficial interest outstanding)		$15.84
Class R1 shares
Net asset value, offering price, and redemption price per share
(net assets/shares of beneficial interest outstanding)		$15.47
Class R2 shares (formerly Class R3 shares)
Net asset value, offering price, and redemption price per share
(net assets/shares of beneficial interest outstanding)		$15.62
Class R3 shares (formerly Class R4 shares)
Net asset value, offering price, and redemption price per share
(net assets/shares of beneficial interest outstanding)		$15.71
Class R4 shares (formerly Class R5 shares)
Net asset value, offering price, and redemption price per share
(net assets/shares of beneficial interest outstanding)		$15.80

13

Statement of Assets and Liabilities – continued

Class 529A shares
Net asset value per share
(net assets / shares of beneficial interest outstanding)	$15.69
Offering price per share (100/94.25 × net asset value per share)	$16.65
Class 529B shares
Net asset value and offering price per share
(net assets/shares of beneficial interest outstanding)	$15.70
Class 529C shares
Net asset value and offering price per share
(net assets/shares of beneficial interest outstanding)	$15.63

On sales of $50,000 or more, the offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares.

See Notes to Financial Statements

14

Financial Statements

STATEMENT OF OPERATIONS

Year ended 5/31/08

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

Net investment income
Dividends from underlying funds	$35,985,019
Interest	154,851
Total investment income		$36,139,870
Expenses
Distribution and service fees	$14,903,370
Program manager fees	7,897
Shareholder servicing costs	110,029
Administrative services fee	17,500
Retirement plan administration and services fees	75,042
Independent trustees’ compensation	45,927
Custodian fee	157,672
Shareholder communications	317,842
Auditing fees	44,229
Legal fees	43,548
Miscellaneous	337,467
Total expenses		$16,060,523
Fees paid indirectly	(566)
Reduction of expenses by investment adviser	(12,471)
Net expenses		$16,047,486
Net investment income		$20,092,384
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investment transactions from underlying funds	$(3,036,984)
Capital gain distributions from underlying funds	236,252,031
Net realized gain (loss) on investments		$233,215,047
Change in unrealized appreciation (depreciation)
Investments		$(187,081,466)
Net realized and unrealized gain (loss) on investments		$46,133,581
Change in net assets from operations		$66,225,965

See Notes to Financial Statements

15

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 5/31
	2008	2007
Change in net assets
From operations
Net investment income	$20,092,384	$12,319,853
Net realized gain (loss) on investments	233,215,047	138,765,332
Net unrealized gain (loss) on investments	(187,081,466)	264,848,471
Change in net assets from operations	$66,225,965	$415,933,656
Distributions declared to shareholders
From net investment income
Class A	$(68,627,695)	$(31,158,077)
Class B	(9,141,573)	(5,223,631)
Class C	(28,091,002)	(14,045,720)
Class I	(3,060,495)	(2,045,264)
Class R (b)	(194,860)	(256,352)
Class R1	(220,760)	(64,295)
Former Class R2 (b)	(189,007)	(40,445)
Class R2 (formerly Class R3)	(1,037,911)	(287,336)
Class R3 (formerly Class R4)	(1,928,803)	(804,174)
Class R4 (formerly Class R5)	(39,937)	(33,163)
Class 529A	(75,939)	(29,282)
Class 529B	(20,259)	(8,581)
Class 529C	(51,844)	(23,616)
From net realized gain on investments
Class A	(92,845,364)	(20,145,819)
Class B	(14,483,043)	(4,057,798)
Class C	(43,864,207)	(10,776,555)
Class I	(3,872,690)	(1,234,254)
Class R (b)	(288,203)	(176,461)
Class R1	(330,888)	(46,977)
Former Class R2 (b)	(267,514)	(28,270)
Class R2 (formerly Class R3)	(1,485,220)	(188,339)
Class R3 (formerly Class R4)	(2,622,681)	(516,052)
Class R4 (formerly Class R5)	(51,999)	(20,256)
Class 529A	(106,988)	(19,824)
Class 529B	(33,333)	(7,030)
Class 529C	(86,296)	(19,004)
Total distributions declared to shareholders	$(273,018,511)	$(91,256,575)
Change in net assets from fund share transactions	$596,242,196	$914,340,976
Total change in net assets	$389,449,650	$1,239,018,057
Net assets
At beginning of period	2,408,042,571	1,169,024,514
At end of period (including undistributed net investment income of $107,696 and $13,394,936, respectively)	$2,797,492,221	$2,408,042,571

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following the conversion, Class R3 shares were renamed Class R2 shares.

See Notes to Financial Statements

16

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 5/31
	2008	2007	2006	2005 (c)
Net asset value, beginning of period	$17.05	$14.28	$11.18	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.16	$0.15	$0.04	$0.04
Net realized and unrealized gain (loss) on investments	0.34	3.46	3.44	1.22
Total from investment operations	$0.50	$3.61	$3.48	$1.26
Less distributions declared to shareholders
From net investment income	$(0.76)	$(0.51)	$(0.32)	$(0.08)
From net realized gain on investments	(1.03)	(0.33)	(0.06)	—
Total distributions declared to shareholders	$(1.79)	$(0.84)	$(0.38)	$(0.08)
Net asset value, end of period	$15.76	$17.05	$14.28	$11.18
Total return (%) (r)(t)	2.85	25.87	31.48	12.61	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.39	0.48	0.52	0.71	(a)
Expenses after expense reductions (f)(h)(z)	0.39	0.43	0.35	0.35	(a)
Net investment income	1.01	0.96	0.34	0.51	(a)
Portfolio turnover	4	2	1	0	(u)
Net assets at end of period (000 Omitted)	$1,682,289	$1,368,870	$588,469	$170,485

See Notes to Financial Statements

17

Financial Highlights – continued

Class B	Years ended 5/31
	2008	2007	2006	2005 (c)
Net asset value, beginning of period	$16.92	$14.18	$11.14	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.06	$0.05	$(0.04)	$(0.01)
Net realized and unrealized gain (loss) on investments	0.32	3.45	3.42	1.23
Total from investment operations	$0.38	$3.50	$3.38	$1.22
Less distributions declared to shareholders
From net investment income	$(0.65)	$(0.43)	$(0.28)	$(0.08)
From net realized gain on investments	(1.03)	(0.33)	(0.06)	—
Total distributions declared to shareholders	$(1.68)	$(0.76)	$(0.34)	$(0.08)
Net asset value, end of period	$15.62	$16.92	$14.18	$11.14
Total return (%) (r)(t)	2.14	25.16	30.58	12.14	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.04	1.12	1.17	1.36	(a)
Expenses after expense reductions (f)(h)(z)	1.04	1.07	1.00	1.00	(a)
Net investment income (loss)	0.36	0.32	(0.30)	(0.16	)(a)
Portfolio turnover	4	2	1	0	(u)
Net assets at end of period (000 Omitted)	$232,950	$235,926	$149,728	$46,305

See Notes to Financial Statements

18

Financial Highlights – continued

Class C	Years ended 5/31
	2008	2007	2006	2005 (c)
Net asset value, beginning of period	$16.90	$14.17	$11.13	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.06	$0.05	$(0.04)	$(0.02)
Net realized and unrealized gain (loss) on investments	0.32	3.44	3.42	1.22
Total from investment operations	$0.38	$3.49	$3.38	$1.20
Less distributions declared to shareholders
From net investment income	$(0.66)	$(0.43)	$(0.28)	$(0.07)
From net realized gain on investments	(1.03)	(0.33)	(0.06)	—
Total distributions declared to shareholders	$(1.69)	$(0.76)	$(0.34)	$(0.07)
Net asset value, end of period	$15.59	$16.90	$14.17	$11.13
Total return (%) (r)(t)	2.13	25.15	30.63	12.03	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.04	1.12	1.17	1.36	(a)
Expenses after expense reductions (f)(h)(z)	1.04	1.07	1.00	1.00	(a)
Net investment income (loss)	0.37	0.31	(0.31)	(0.21	)(a)
Portfolio turnover	4	2	1	0	(u)
Net assets at end of period (000 Omitted)	$728,813	$664,046	$374,652	$103,225

See Notes to Financial Statements

19

Financial Highlights – continued

Class I	Years ended 5/31
	2008	2007	2006	2005 (c)
Net asset value, beginning of period	$17.13	$14.32	$11.20	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.22	$0.21	$0.07	$0.06
Net realized and unrealized gain (loss) on investments	0.33	3.48	3.46	1.23
Total from investment operations	$0.55	$3.69	$3.53	$1.29
Less distributions declared to shareholders
From net investment income	$(0.81)	$(0.55)	$(0.35)	$(0.09)
From net realized gain on investments	(1.03)	(0.33)	(0.06)	—
Total distributions declared to shareholders	$(1.84)	$(0.88)	$(0.41)	$(0.09)
Net asset value, end of period	$15.84	$17.13	$14.32	$11.20
Total return (%) (r)	3.16	26.37	31.88	12.85	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.04	0.12	0.17	0.36	(a)
Expenses after expense reductions (f)(h)(z)	0.04	0.07	0.00	0.00	(a)
Net investment income	1.33	1.34	0.53	0.79	(a)
Portfolio turnover	4	2	1	0	(u)
Net assets at end of period (000 Omitted)	$65,812	$65,697	$33,556	$3,442

See Notes to Financial Statements

20

Financial Highlights – continued

Class R1	Years ended 5/31
	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$16.82	$14.14	$11.14	$11.41
Income (loss) from investment operations
Net investment income (loss) (d)	$0.05	$0.03	$(0.06)	$(0.02)
Net realized and unrealized gain (loss) on investments	0.32	3.43	3.42	(0.25	)(g)
Total from investment operations	$0.37	$3.46	$3.36	$(0.27)
Less distributions declared to shareholders
From net investment income	$(0.69)	$(0.45)	$(0.30)	$—
From net realized gain on investments	(1.03)	(0.33)	(0.06)	—
Total distributions declared to shareholders	$(1.72)	$(0.78)	$(0.36)	$—
Net asset value, end of period	$15.47	$16.82	$14.14	$11.14
Total return (%) (r)	2.07	25.01	30.42	(2.37	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.11	1.30	1.37	1.56	(a)
Expenses after expense reductions (f)(h)(z)	1.11	1.18	1.11	1.20	(a)
Net investment income (loss)	0.34	0.22	(0.48)	(1.19	)(a)
Portfolio turnover	4	2	1	0	(u)
Net assets at end of period (000 Omitted)	$6,218	$3,424	$801	$59

See Notes to Financial Statements

21

Financial Highlights – continued

Class R2 (formerly Class R3)	Years ended 5/31
	2008	2007	2006	2005 (c)
Net asset value, beginning of period	$16.92	$14.21	$11.16	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.11	$0.09	$0.00 (w)	$0.08
Net realized and unrealized gain (loss) on investments	0.34	3.45	3.43	1.15
Total from investment operations	$0.45	$3.54	$3.43	$1.23
Less distributions declared to shareholders
From net investment income	$(0.72)	$(0.50)	$(0.32)	$(0.07)
From net realized gain on investments	(1.03)	(0.33)	(0.06)	—
Total distributions declared to shareholders	$(1.75)	$(0.83)	$(0.38)	$(0.07)
Net asset value, end of period	$15.62	$16.92	$14.21	$11.16
Total return (%) (r)	2.56	25.51	31.07	12.25	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.63	0.85	0.92	1.12	(a)
Expenses after expense reductions (f)(h)(z)	0.63	0.74	0.66	0.76	(a)
Net investment income	0.69	0.55	0.02	1.05	(a)
Portfolio turnover	4	2	1	0	(u)
Net assets at end of period (000 Omitted)	$34,961	$20,847	$2,938	$120

See Notes to Financial Statements

22

Financial Highlights – continued

Class R3 (formerly Class R4)	Years ended 5/31
	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$17.01	$14.25	$11.18	$11.44
Income (loss) from investment operations
Net investment income (loss) (d)	$0.17	$0.15	$0.04	$(0.01)
Net realized and unrealized gain (loss) on investments	0.32	3.45	3.43	(0.25	)(g)
Total from investment operations	$0.49	$3.60	$3.47	$(0.26)
Less distributions declared to shareholders
From net investment income	$(0.76)	$(0.51)	$(0.34)	$—
From net realized gain on investments	(1.03)	(0.33)	(0.06)	—
Total distributions declared to shareholders	$(1.79)	$(0.84)	$(0.40)	$—
Net asset value, end of period	$15.71	$17.01	$14.25	$11.18
Total return (%) (r)	2.78	25.89	31.37	(2.27	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.38	0.53	0.57	0.76	(a)
Expenses after expense reductions (f)(h)(z)	0.38	0.48	0.40	0.40	(a)
Net investment income (loss)	1.07	0.97	0.31	(0.39	)(a)
Portfolio turnover	4	2	1	0	(u)
Net assets at end of period (000 Omitted)	$40,386	$34,260	$9,492	$49

See Notes to Financial Statements

23

Financial Highlights – continued

Class R4 (formerly Class R5)	Years ended 5/31
	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$17.09	$14.30	$11.19	$11.44
Income (loss) from investment operations
Net investment income (loss) (d)	$0.16	$0.20	$0.08	$(0.00	)(w)
Net realized and unrealized gain (loss) on investments	0.37	3.46	3.43	(0.25	)(g)
Total from investment operations	$0.53	$3.66	$3.51	$(0.25)
Less distributions declared to shareholders
From net investment income	$(0.79)	$(0.54)	$(0.34)	$—
From net realized gain on investments	(1.03)	(0.33)	(0.06)	—
Total distributions declared to shareholders	$(1.82)	$(0.87)	$(0.40)	$—
Net asset value, end of period	$15.80	$17.09	$14.30	$11.19
Total return (%) (r)	3.03	26.21	31.73	(2.19	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.11	0.23	0.27	0.46	(a)
Expenses after expense reductions (f)(h)(z)	0.10	0.18	0.10	0.10	(a)
Net investment income (loss)	1.10	1.24	0.63	(0.09	)(a)
Portfolio turnover	4	2	1	0	(u)
Net assets at end of period (000 Omitted)	$2,160	$1,451	$64	$49

See Notes to Financial Statements

24

Financial Highlights – continued

Class 529A	Years ended 5/31
	2008	2007	2006		2005 (c)
Net asset value, beginning of period	$17.00	$14.25	$11.16		$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.12	$0.10	$(0.00	)(w)	$0.08
Net realized and unrealized gain (loss) on investments	0.33	3.47	3.44		1.15
Total from investment operations	$0.45	$3.57	$3.44		$1.23
Less distributions declared to shareholders
From net investment income	$(0.73)	$(0.49)	$(0.29)		$(0.07)
From net realized gain on investments	(1.03)	(0.33)	(0.06)		—
Total distributions declared to shareholders	$(1.76)	$(0.82)	$(0.35)		$(0.07)
Net asset value, end of period	$15.69	$17.00	$14.25		$11.16
Total return (%) (r)(t)	2.55	25.60	31.16		12.29	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.61	0.73	0.77		0.97	(a)
Expenses after expense reductions (f)(h)(z)	0.61	0.68	0.60		0.61	(a)
Net investment income (loss)	0.76	0.65	(0.01)		1.15	(a)
Portfolio turnover	4	2	1		0	(u)
Net assets at end of period (000 Omitted)	$2,033	$1,479	$550		$144
See Notes to Financial Statements

25

Financial Highlights – continued

Class 529B	Years ended 5/31
	2008	2007	2006	2005 (c)
Net asset value, beginning of period	$17.01	$14.27	$11.13	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.02	$0.00 (w)	$(0.08)	$0.04
Net realized and unrealized gain (loss) on investments	0.33	3.47	3.43	1.15
Total from investment operations	$0.35	$3.47	$3.35	$1.19
Less distributions declared to shareholders
From net investment income	$(0.63)	$(0.40)	$(0.15)	$(0.06)
From net realized gain on investments	(1.03)	(0.33)	(0.06)	—
Total distributions declared to shareholders	$(1.66)	$(0.73)	$(0.21)	$(0.06)
Net asset value, end of period	$15.70	$17.01	$14.27	$11.13
Total return (%) (r)(t)	1.91	24.83	30.28	11.84	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.27	1.37	1.42	1.62	(a)
Expenses after expense reductions (f)(h)(z)	1.27	1.32	1.25	1.26	(a)
Net investment income (loss)	0.11	0.01	(0.63)	0.58	(a)
Portfolio turnover	4	2	1	0	(u)
Net assets at end of period (000 Omitted)	$603	$488	$257	$123

See Notes to Financial Statements

26

Financial Highlights – continued

Class 529C	Years ended 5/31
	2008	2007	2006	2005 (c)
Net asset value, beginning of period	$16.92	$14.21	$11.14	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.03	$0.00 (w)	$(0.08)	$0.02
Net realized and unrealized gain (loss) on investments	0.33	3.45	3.43	1.18
Total from investment operations	$0.36	$3.45	$3.35	$1.20
Less distributions declared to shareholders
From net investment income	$(0.62)	$(0.41)	$(0.22)	$(0.06)
From net realized gain on investments	(1.03)	(0.33)	(0.06)	—
Total distributions declared to shareholders	$(1.65)	$(0.74)	$(0.28)	$(0.06)
Net asset value, end of period	$15.63	$16.92	$14.21	$11.14
Total return (%) (r)(t)	2.01	24.78	30.30	11.95	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.27	1.38	1.42	1.62	(a)
Expenses after expense reductions (f)(h)(z)	1.27	1.32	1.25	1.26	(a)
Net investment income (loss)	0.21	0.01	(0.59)	0.31	(a)
Portfolio turnover	4	2	1	0	(u)
Net assets at end of period (000 Omitted)	$1,266	$1,365	$651	$305

Any redemption fees charged by the fund during the 2005 fiscal year resulted in a per share impact of less than $0.01.

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, September 30, 2004 through the stated period end.
(d)	Per share data are based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests, which are not reported in these expense ratios. Because the underlying funds have varied expense and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(i)	For the period from the class’ inception, April 1, 2005 (Classes R1, R3, and R4) through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(t)	Total returns do not include any applicable sales charges.
(u)	Portfolio turnover is less than 1%.
(w)	Per share amount was less than $0.01.
(z)	For the years ended May 31, 2005, and May 31, 2006, and for the period June 1, 2006 through September 30, 2006, 0.10% of the expense reduction was voluntary.

See Notes to Financial Statements

27

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS International Diversification Fund (the fund) is a series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund is a “fund of funds”, which invests the majority of its assets in other MFS international equity mutual funds (underlying funds), which may have different fiscal year ends than the fund. The underlying funds, in turn, may engage in a number of investment techniques and practices, which involve certain risks. Additional information, including each underlying fund’s accounting policies, is outlined in the underlying fund’s financial statements which are available upon request.

The investment objective of each of the underlying funds held by the fund at May 31, 2008 was to seek capital appreciation.

In March 2008, FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (the “Standard”) was issued, and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. This Standard provides enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Management is evaluating the application of the Standard to the fund, and has not at this time determined the impact, if any, resulting from the adoption of this Standard on the fund’s financial statements.

Investment Valuations – Open-end investment companies are generally valued at their net asset value per share. The underlying investments of open-end investment companies managed by the adviser are valued as described below.

Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an

28

Notes to Financial Statements – continued

independent pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by an independent pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as reported by an independent pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as reported by an independent pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as reported by an independent pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker-dealer bid quotation. Foreign currency options are generally valued using an external pricing model that uses market data from an independent source. Futures contracts are generally valued at last posted settlement price as reported by an independent pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as reported by an independent pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods. Swaps are generally valued at an evaluated bid as reported by an independent pricing service. Open-end investment companies are generally valued at their net asset value per share. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good

29

Notes to Financial Statements – continued

faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from independent pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the “Statement”) was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the fund’s financial statements.

Repurchase Agreements – The fund may enter into repurchase agreements with institutions that the fund’s investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including

30

Notes to Financial Statements – continued

accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on an accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Distributions of income and capital gains from the underlying funds are recorded on the ex-dividend date. Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying funds in which the funds invests. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended May 31, 2008, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“the Interpretation”) on the first day of the fund’s fiscal year. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There was no impact resulting from the adoption of this Interpretation on the fund’s financial statements. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. It is the fund’s policy to record interest and penalty charges on underpaid taxes associated with its tax positions as interest expense and miscellaneous expense, respectively. No such

31

Notes to Financial Statements – continued

charges were recorded in the current financial statements. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals, treating a portion of the proceeds from redemptions as a distribution for tax purposes and short-term capital gain distributions received from underlying funds.

The tax character of distributions declared to shareholders is as follows:

	5/31/08	5/31/07
Ordinary income (including any short-term capital gains)	$112,680,085	$54,019,936
Long-term capital gain	160,338,426	37,236,639
Total distributions	$273,018,511	$91,256,575

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/08
Cost of investments	$2,615,771,390
Gross appreciation	189,979,104
Gross depreciation	(9,294,713)
Net unrealized appreciation (depreciation)	$180,684,391
Undistributed ordinary income	107,696
Undistributed long-term capital gain	53,637,965

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively,

32

Notes to Financial Statements – continued

approximately eight years after purchase. At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following this conversion, Class R3, Class R4, and Class R5 shares were renamed Class R2, Class R3, and Class R4 shares, respectively.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. MFS receives no compensation under this agreement; however MFS receives management fees from the underlying MFS funds.

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of distribution and service, retirement plan administration and services, program manager, and certain other fees and expenses, such that operating expenses do not exceed 0.10% annually of the fund’s average daily net assets. This written agreement will continue through September 30, 2008 unless changed or rescinded by the fund’s Board of Trustees. For the year ended May 31, 2008, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses.

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $514,006 and $1,966 for the year ended May 31, 2008, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

33

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate	Service Fee Rate	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	0.10%	0.25%	0.35%	0.35%	$5,248,548
Class B	0.75%	0.25%	1.00%	1.00%	2,338,615
Class C	0.75%	0.25%	1.00%	1.00%	6,981,663
Class R (b)	0.25%	0.25%	0.50%	0.50%	23,114
Class R1	0.75%	0.25%	1.00%	0.82%	40,034
Former Class R2 (b)	0.25%	0.25%	0.50%	0.50%	17,368
Class R2 (formerly Class R3)	0.25%	0.25%	0.50%	0.50%	127,742
Class R3 (formerly Class R4)	—	0.25%	0.25%	0.25%	101,869
Class 529A	0.25%	0.25%	0.50%	0.35%	5,871
Class 529B	0.75%	0.25%	1.00%	1.00%	5,447
Class 529C	0.75%	0.25%	1.00%	1.00%	13,099
Total Distribution and Service Fees					$14,903,370

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following this conversion, Class R3 shares were renamed Class R2 shares.
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees up to these annual percentage rates of each class’ average daily net assets.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2008 based on each class’ average daily net assets. 0.10% of the Class 529A distribution fee is currently being paid by the fund. Payment of the remaining 0.15% of the Class 529A distribution fee is not yet implemented and will commence on such date as the fund’s Board of Trustees may determine. Effective March 1, 2008, the distribution fee rate for Class R1 shares increased from 0.50% to 0.75%.

Certain Class A, Class C and Class 529C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2008, were as follows:

Amount
Class A	$4,734
Class B	314,351
Class C	114,432
Class 529B	63
Class 529C	11

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.35% of the average daily net assets attributable to each 529 share class. The fee is based on average daily net assets and is currently established at 0.10% annually of average daily net assets of the fund’s 529

34

Notes to Financial Statements – continued

share classes. Prior to April 1, 2008, the fee was established at 0.25% annually. The fee may only be increased with the approval of the Board of Trustees who oversees the fund. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended May 31, 2008, were as follows:

Amount
Class 529A	$3,704
Class 529B	1,217
Class 529C	2,976
Total Program Manager Fees	$7,897

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives payment from the fund for out-of-pocket and sub-accounting expenses paid by MFSC on behalf of the fund. For the year ended May 31, 2008, these costs amounted to $110,029.

Under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and each underlying fund in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the year ended May 31, 2008, the fund did not incur any expenses under this agreement.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund pays an annual fixed amount of $17,500.

The administrative services fee incurred for the year ended May 31, 2008 was equivalent to an annual effective rate of 0.0007% of the fund’s average daily net assets.

In addition to the administrative services provided by MFS to the fund as described above, prior to March 1, 2008, MFS was responsible for providing certain retirement plan administration and services with respect to certain shares. These services included various administrative, recordkeeping, and communication/educational services with respect to the retirement plans which invest in these shares, and may have been provided directly by MFS or by a third party. MFS generally paid all, or a portion, of the retirement plan administration and services fee to affiliated or unaffiliated third parties. For

35

Notes to Financial Statements – continued

the year ended May 31, 2008, the fund paid MFS an annual retirement plan administration and services fee up to the following annual percentage rates of each class’ average daily net assets:

	Beginning of period through 12/31/07	Effective 1/01/08	Effective 3/01/08	Annual Effective Rate (g)	Total Amount
Class R1	0.35%	0.35%	—	0.25%	$12,023
Former Class R2 (b)	0.25%	—	—	0.15%	5,370
Class R2 (formerly Class R3)	0.15%	—	—	0.08%	21,674
Class R3 (formerly Class R4)	0.15%	—	—	0.09%	35,363
Class R4 (formerly Class R5)	0.10%	—	—	0.06%	612
Total Retirement Plan Administration and Services Fees					$75,042

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following the conversion, Class R3 shares were renamed Class R2 shares.
(g)	Effective January 1, 2008, the annual retirement plan administration and services fee was eliminated for all R classes, other than R1 shares. Effective March 1, 2008, the annual retirement plan administration and services fee was eliminated for Class R1 shares.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. For the year ended May 31, 2008, the fee paid by the fund to Tarantino LLC was $17,297 and is included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund to Tarantino LLC in the amount of $12,471, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO.

(4)	Portfolio Securities

Purchases and sales of shares of underlying funds aggregated $693,276,054 and $113,437,416, respectively.

36

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 5/31/08		Year ended 5/31/07
	Shares	Amount	Shares	Amount
Shares sold
Class A	41,359,454	$670,202,346	47,638,915	$736,004,354
Class B	2,910,560	47,202,524	5,370,444	81,973,195
Class C	11,603,836	188,021,550	16,015,399	245,246,690
Class I	1,491,782	25,959,109	1,803,597	26,354,853
Class R (b)	163,019	2,751,398	200,274	3,097,768
Class R1	232,202	3,773,844	331,574	5,064,052
Former Class R2 (b)	227,870	3,772,405	218,929	3,429,374
Class R2 (formerly Class R3)	1,523,264	24,458,418	1,660,874	25,888,676
Class R3 (formerly Class R4)	1,087,314	17,755,914	2,841,917	43,803,327
Class R4 (formerly Class R5)	163,474	2,708,546	80,686	1,169,117
Class 529A	46,201	754,455	47,737	739,131
Class 529B	10,115	164,056	10,029	155,583
Class 529C	30,063	474,652	33,204	524,368
	60,849,154	$987,999,217	76,253,579	$1,173,450,488
Shares issued to shareholders in reinvestment of distributions
Class A	8,460,874	$134,443,232	2,628,063	$40,761,253
Class B	1,173,245	18,525,428	463,690	7,154,732
Class C	2,770,482	43,662,787	951,754	14,675,984
Class I	398,358	6,353,808	184,086	2,864,378
Class R (b)	20,700	329,548	24,215	375,570
Class R1	35,272	551,648	7,249	111,275
Former Class R2 (b)	28,985	456,521	4,454	68,684
Class R2 (formerly Class R3)	155,003	2,442,847	30,851	475,421
Class R3 (formerly Class R4)	287,341	4,551,484	85,357	1,320,479
Class R4 (formerly Class R5)	5,779	91,936	3,440	53,419
Class 529A	11,548	182,927	3,133	48,531
Class 529B	3,373	53,592	1,005	15,611
Class 529C	8,737	138,140	2,794	43,175
	13,359,697	$211,783,898	4,390,091	$67,968,512

37

Notes to Financial Statements – continued

	Year ended 5/31/08		Year ended 5/31/07
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(23,324,391)	$(373,778,949)	(11,216,554)	$(173,773,564)
Class B	(3,115,137)	(49,303,874)	(2,444,870)	(37,311,577)
Class C	(6,922,122)	(108,591,137)	(4,107,137)	(63,147,553)
Class I	(1,570,970)	(27,367,155)	(495,931)	(7,940,652)
Class R (b)	(625,418)	(10,210,736)	(278,593)	(4,398,474)
Class R1	(69,056)	(1,076,154)	(191,861)	(2,992,850)
Former Class R2 (b)	(414,400)	(6,501,677)	(122,137)	(1,927,081)
Class R2 (formerly Class R3)	(672,253)	(11,295,537)	(666,490)	(10,470,680)
Class R3 (formerly Class R4)	(819,038)	(12,621,642)	(1,578,818)	(24,992,571)
Class R4 (formerly Class R5)	(117,443)	(1,930,362)	(3,761)	(62,109)
Class 529A	(15,205)	(237,261)	(2,458)	(37,959)
Class 529B	(3,764)	(59,579)	(310)	(4,447)
Class 529C	(38,437)	(566,856)	(1,190)	(18,507)
	(37,707,634)	$(603,540,919)	(21,110,110)	$(327,078,024)
Net change
Class A	26,495,937	$430,866,629	39,050,424	$602,992,043
Class B	968,668	16,424,078	3,389,264	51,816,350
Class C	7,452,196	123,093,200	12,860,016	196,775,121
Class I	319,170	4,945,762	1,491,752	21,278,579
Class R (b)	(441,699)	(7,129,790)	(54,104)	(925,136)
Class R1	198,418	3,249,338	146,962	2,182,477
Former Class R2 (b)	(157,545)	(2,272,751)	101,246	1,570,977
Class R2 (formerly Class R3)	1,006,014	15,605,728	1,025,235	15,893,417
Class R3 (formerly Class R4)	555,617	9,685,756	1,348,456	20,131,235
Class R4 (formerly Class R5)	51,810	870,120	80,365	1,160,427
Class 529A	42,544	700,121	48,412	749,703
Class 529B	9,724	158,069	10,724	166,747
Class 529C	363	45,936	34,808	549,036
	36,501,217	$596,242,196	59,533,560	$914,340,976

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following the conversion, Class R3 shares were renamed Class R2 shares.

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated

38

Notes to Financial Statements – continued

among the participating funds at the end of each calendar quarter. For the year ended May 31, 2008, the fund’s commitment fee and interest expense were $10,643 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Emerging Markets Equity Fund	2,880,056	621,666	(419,215)	3,082,507
MFS International Growth Fund	19,846,934	4,777,041	(674,860)	23,949,115
MFS International New Discovery Fund	7,707,570	3,849,784	(371,873)	11,185,481
MFS International Value Fund	17,828,255	5,864,072	(1,291,287)	22,401,040
MFS Research International Fund	39,072,143	11,365,294	(1,335,845)	49,101,592

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Emerging Markets Equity Fund	$3,465,563	$14,799,893	$1,441,196	$139,730,024
MFS International Growth Fund	256,271	47,775,474	6,674,160	698,595,678
MFS International New Discovery Fund	(1,850,884)	46,167,039	3,186,894	280,420,021
MFS International Value Fund	(3,216,404)	43,054,465	9,718,462	698,912,442
MFS Research International Fund	(1,691,530)	84,455,160	14,964,307	977,612,693

	$(3,036,984)	$236,252,031	$35,985,019	$2,795,270,858

39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Trustees of MFS Series Trust X and the Shareholders of MFS International Diversification Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS International Diversification Fund (one of the portfolios comprising MFS Series Trust X (the “Trust”)) as of May 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from September 30, 2004 (commencement of operations) through May 31, 2005. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS International Diversification Fund as of May 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from September 30, 2004 (commencement of operations) through May 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

July 17, 2008

40

RESULTS OF SHAREHOLDER MEETING

(unaudited)

At a special meeting of shareholders of Class R1 shares of MFS International Diversification Fund, which was held on February 15, 2008, the following actions were taken:

Item 1. To approve an amendment to the current Master Distribution Plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, with respect to Class R1 shares of the fund.

Number of Dollars
For	3,058,117.73
Against	7,859.91
Abstain	37,679.84

41

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of July 1, 2008, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Harvard Business School (education), Senior Lecturer (since 2008); Secretary of Economic Affairs, The Commonwealth of Massachusetts (January 2002 to December 2002); Fidelity Investments, Vice Chairman (June 2000 to December 2001); Fidelity Management & Research Company (investment adviser), President (March 1997 to July 2001); Bell Canada Enterprises (telecommunications), Director; Medtronic, Inc. (medical technology), Director; Telesat (satellite communications), Director (until 2007)
INDEPENDENT TRUSTEES
J. Atwood Ives (born 5/01/36)	Trustee and Chair of Trustees	February 1992	Private investor; KeySpan Corporation (energy related services), Director until 2004; Woodstock Corporation (investment advisory firm), Director until 2003
Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

42

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	August 1993	Brigham and Women’s Hospital, Chief of Cardiac Surgery (2005); Harvard Medical School, Professor of Cardiac Surgery; Physician Director of Medical Device Technology for Partners HealthCare
David H. Gunning (born 5/30/42)	Trustee	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Portman Limited (mining), Director (since 2005); Encinitos Ventures (private investment company), Principal (1997 to April 2001); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant (since 1998); Capital Entertainment Management Company (video franchise), Vice Chairman (since 1998); Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until May 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer
(until May 2001)
Lawrence T. Perera (born 6/23/35)	Trustee	July 1981	Hemenway & Barnes (attorneys), Partner
J. Dale Sherratt (born 9/23/38)	Trustee	August 1993	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner (since 1993); Cambridge Nutraceuticals (professional nutritional products), Chief Executive Officer (until May 2001)

43

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Retired (since 1999); PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); Consultant to investment company industry (since 2000); TT International Funds (mutual fund complex), Trustee (2000 until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (2000 until 2005)
OFFICERS
Robert J. Manning (k) (born 10/20/63)	President	March 2008	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Maria F. Dwyer (k) (born 12/01/58)	Treasurer	March 2008	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (prior to March 2004); MFS Group of Funds, President (November 2005 – March 2008)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since April 2003); Kirkpatrick & Lockhart LLP (law firm), Associate (prior to April 2003)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2006); Special Counsel (prior to April 2006); Dechert LLP (law firm), Counsel (prior to December 2004)

44

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (prior to June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President and Chief Compliance Officer (September 2004 to August 2005), Senior Attorney (prior to September 2004); John Hancock Group of Funds, Vice President and Chief Compliance Officer (September 2004 to December 2004)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (prior to May 2005)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Assistant Vice President and Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (May 2005 to April 2006); John Hancock Advisers, LLC, Attorney and Assistant Secretary (prior to May 2005)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005); John Hancock Group of Funds, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005)

45

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (prior to June 2004)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (prior to January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (April 2003 to June 2004); David L. Babson & Co. (investment adviser), Managing Director, Chief Administrative Officer and Director (prior to March 2003)
Richard S. Weiztel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2007); Vice President and Senior Counsel (since May 2004); Massachusetts Department of Business and Technology, General Counsel (February 2003 to April 2004); Massachusetts Office of the Attorney General, Assistant Attorney General (April 2001 to February 2003); Ropes and Gray, Associate (prior to April 2001)
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

46

Trustees and Officers – continued

(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Butler, Gutow, Sherratt and Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Trust’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2008, the Trustees served as board members of 100 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	State Street Bank and Trust Company 225 Franklin Street, Boston, MA 02110
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager
Thomas Melendez

47

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the Fund’s investment advisory agreement is available by clicking on the Fund’s name under “Select a fund” on the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2007 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2008 income tax forms in January 2009. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

The fund designates $165,915,236 as capital gain dividends paid during the fiscal year.

48

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

49

CONTACT US

Web site
mfs.com

MFS TALK
1-800-637-8255
24 hours a day

Account service and literature

Shareholders
1-800-225-2606
8 a.m. to 8 p.m. ET

Investment professionals
1-800-343-2829
8 a.m. to 8 p.m. ET

Retirement plan services
1-800-637-1255
8 a.m. to 8 p.m. ET

Mailing address
MFS Service Center, Inc.
P.O. Box 55824
Boston, MA 02205-5824

Overnight mail
MFS Service Center, Inc.
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809

Go paperless with **eDelivery**: Arrange to have MFS® send prospectuses, reports, and proxies directly to your e-mail inbox. You'll get timely information and less clutter in your mailbox (not to mention help your fund save printing and postage costs).

Sign up: If your account is registered with us, simply go to **mfs.com**, log in to your account via MFS® Access, and select the eDelivery sign up options.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

MFS®
INVESTMENT MANAGEMENT

MFS® International Growth Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

5/31/08

FGF-ANN

LETTER FROM THE CEO

Dear Shareholders:

Negative headlines tend to resonate during difficult markets, and we certainly have had more than our share of tough news recently. As a result consumer, and particularly investor, sentiment are at all-time lows. That said, I do think it is helpful to remember there are always silver linings in the storm clouds if you look hard enough.

Through all of the challenges we have faced, there are some positive underlying trends. In the United States, for example, institutional traders and credit market followers are just now showing increasing signs of confidence and are beginning to take on more risk. At the corporate level, earnings continue to be relatively strong as companies have reduced labor costs, controlled inventories, and relied less on debt to finance expansion. More broadly, low interest rates and strong demand for consumer goods and industrial equipment are good signs for the global economy.

While I do not mean to minimize the risks inherent in today’s markets, periods such as these allow the talented fund managers and research analysts we have at MFS® to test their convictions, reevaluate existing positions, and identify new investment ideas. Our investment process also includes a significant risk management component, with constant attention paid to monitoring market risk, so we can do our best to minimize any surprises to your portfolio.

For investors, this is a great time to check in with your advisor and make sure you have a sound investment plan in place — one that can keep your hard-earned money working over the long term through a strategy that involves asset allocation, diversification, and periodic portfolio rebalancing and reviews. A plan tailored to your distinct needs and goals continues to be the best approach to help you take advantage of the inevitable challenges — and opportunities — that present themselves over time.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

July 15, 2008

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
BHP Billiton PLC	3.3%
Nestle S.A.	3.2%
Roche Holding AG	2.6%
LVMH Moet Hennessy Louis Vuitton S.A.	2.4%
INPEX Holdings, Inc.	2.3%
TOTAL S.A.	2.2%
WPP Group PLC	2.1%
Reckitt Benckiser Group PLC	2.0%
Housing Development Finance Corp. Ltd.	1.8%
Julius Baer Holding Ltd.	1.6%

Equity sectors
Financial Services	16.1%
Basic Materials	13.2%
Technology	12.2%
Consumer Staples	11.5%
Health Care	10.7%
Energy	8.5%
Retailing	7.5%
Utilities & Communications	6.7%
Special Products & Services	3.9%
Leisure	3.7%
Industrial Goods & Services	3.3%
Autos & Housing	0.8%

Country weightings
United Kingdom	14.4%
Japan	13.6%
Switzerland	12.0%
France	9.5%
Germany	8.7%
Brazil	4.2%
India	4.0%
Mexico	3.1%
Russia	2.4%
Other Countries	28.1%

Percentages are based on net assets as of 5/31/08.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended May 31, 2008, Class A shares of the MFS International Growth Fund provided a total return of 4.25%, at net asset value. This compares with a return of 7.59% for the fund’s benchmark, the MSCI All Country World (ex-US) Growth Index.

Market Environment

The U.S. economy and financial markets experienced significant deterioration and heightened volatility over the reporting period. U.S. economic growth slowed significantly in the fourth quarter of 2007 and first quarter of 2008. Headwinds included accelerated deterioration in the housing market, subdued corporate investment, a markedly weaker job market, and a tighter credit environment as banks sought to repair balance sheets. During the period, the climax of the credit turmoil occurred in mid March as the Federal Reserve backstopped the distressed sale of failing Bear Stearns to JPMorgan. While reasonably resilient, parts of the global economy and financial system experienced some spillover from the U.S. slowdown. Japanese and European growth slowed over the reporting period and international financial markets were adversely affected by U.S. mortgage and structured product losses.

In the face of this financial and economic turmoil, most global central banks were forced to inject liquidity and to reassess their tightening biases as government bond yields declined and credit spreads widened. During the second half of the reporting period, the U.S. Federal Reserve Board began an aggressive rate cutting campaign, while the U.S. federal government moved quickly to design and implement a modest fiscal stimulus package. Although the Bank of England and the Bank of Canada also cut rates, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged.

By the end of the reporting period, bond yields, credit spreads, and equity valuations implied market expectations consistent with the view that the most intense period of credit dislocation was behind us. Nonetheless, the markets continued to price in further financial and economic weakening, albeit of a less tumultuous nature. At the same time, the focus of global markets shifted to the dilemma of persistently rising energy and food prices. Many global central banks, especially in emerging markets, hiked interest rates as measures of inflation (e.g., consumer, producer, imported, headline, and core) rose to secular highs.

Detractors from Performance

Stock selection in the technology sector was one of the primary detractors from the fund’s performance relative to the MSCI All Country World (ex-US) Growth Index. Within this sector, the fund’s holdings of Japanese semiconductor

3

Management Review – continued

manufacturer SUMCO Corp. held back relative results as this stock underperformed the benchmark over the reporting period.

A combination of stock selection and an overweighted position in the financial services sector also dampened investment results. The fund’s holdings of banking firms ABSA Group (g) (South Africa), Unicredito Italiano (aa) (Italy), and Societe Generale (aa) (France) were among the fund’s top detractors as these stocks all turned in weak relative performance for the reporting period. Our positioning in investment management and banking firm UBS AG (Switzerland) also held back results. The stock was under pressure during the period due to increasing market concerns about additional write-downs by the investment banking unit.

A relative underweight in the basic materials sector was one of the principal factors that detracted from relative results. Not holding strong-performing mining operator Rio Tinto (Australia) and fertilizer, nitrogen, and phosphate producer PotashCorp (Canada) hurt.

Other top detractors included building materials company Wienerberger (g) (Austria), advertising and marketing firm WPP Group (U.K.), and television station operator Societe Television Francaise 1 (France).

Contributors to Performance

Stock selection in the health care sector boosted relative performance. Our significant underweight position in U.K.-based pharmaceutical firm GlaxoSmithKline (g), which underperformed the overall market during this period, was among the fund’s top contributors.

A combination of stock selection and an underweighted position in the industrial goods and services sector also helped relative returns. Shares of industrial machinery manufacturer Bucyrus International (aa)(g) aided results as the stock turned in strong performance for the period.

Stocks in other sectors that contributed to relative performance included oil and gas exploration and production company Petroleo Brasileiro (Brazil), mining giant BHP Billiton (U.K.), electric utility company CEZ (Czech Republic), global food company Nestle (Switzerland), technology consulting firm Infosys (India), French integrated oil company TOTAL (aa), and oil and gas exploration company INPEX Holdings (Japan). Shares of INPEX rose during the period as management announced its intention to purchase a 20% stake in a U.K. offshore oil field from Royal Dutch Shell (U.K.). Additionally, management raised its full-year profit forecast for the third time based upon record crude prices.

During the reporting period, the portfolio’s currency exposure was a contributor to relative performance. All of MFS’ investment decisions are driven by the

4

Management Review – continued

fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Respectfully,

Barry Dargan Portfolio Manager

(aa)	Security is not a benchmark constituent.
(g)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 5/31/08

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmarks. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmark comparisons are unmanaged; do not reflect sales charges, commissions or expenses; and cannot be invested in directly. (See Notes to Performance Summary).

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 5/31/08

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr
A	10/24/95	4.25%	19.94%	7.31%
B	10/24/95	3.58%	19.18%	6.70%
C	7/01/96	3.57%	19.18%	6.69%
I	1/02/97	4.61%	20.54%	8.20%
W	5/01/06	4.47%	20.05%	7.36%

Comparative benchmarks

MSCI All Country World (ex-US) Growth Index (f)*	7.59%	21.08%	6.84%
MSCI EAFE Growth Index (f)*	3.24%	18.71%	5.30%

Average annual with sales charge

A With Initial Sales Charge (5.75%)	(1.74)%	18.53%	6.68%
B With CDSC (Declining over six years from 4% to 0%) (x)	(0.23)%	18.99%	6.70%
C With CDSC (1% for 12 months) (x)	2.62%	19.18%	6.69%

Class I and Class W shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(x)	Assuming redemption at the end of the applicable period.
*	The fund has changed its benchmark from the MSCI EAFE Growth Index to the MSCI All Country World (ex-US) Growth Index because it is believed that it more closely corresponds to the fund’s investment policies and strategies.

Benchmark Definitions

Morgan Stanley Capital International (MSCI) All Country World (ex-US) Growth Index – a market capitalization-weighted index that is designed to measure equity market performance for growth securities in the global developed and emerging markets, excluding the U.S.

Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Growth Index – a market capitalization-weighted index that is designed to measure equity market performance for growth securities in the developed markets, excluding the U.S. and Canada.

It is not possible to invest directly in an index.

Notes to Performance Summary

Performance for class W shares includes the performance of the fund’s class A shares for periods prior to their offering. This blended class performance has

7

Performance Summary – continued

been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the share class to which it is blended, and lower performance for share classes with lower operating expenses than the share class to which it is blended.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, December 1, 2007 through May 31, 2008

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2007 through May 31, 2008.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/07	Ending Account Value 05/31/08	Expenses Paid During Period (p) 12/01/07-05/31/08
A	Actual	1.49%	$1,000.00	$977.87	$7.37
	Hypothetical (h)	1.49%	$1,000.00	$1,017.55	$7.52
B	Actual	2.14%	$1,000.00	$974.61	$10.56
	Hypothetical (h)	2.14%	$1,000.00	$1,014.30	$10.78
C	Actual	2.14%	$1,000.00	$974.67	$10.56
	Hypothetical (h)	2.14%	$1,000.00	$1,014.30	$10.78
I	Actual	1.14%	$1,000.00	$979.46	$5.64
	Hypothetical (h)	1.14%	$1,000.00	$1,019.30	$5.76
W	Actual	1.24%	$1,000.00	$978.93	$6.13
	Hypothetical (h)	1.24%	$1,000.00	$1,018.80	$6.26

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

5/31/08

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 98.1%
Issuer	Shares/Par	Value ($)

Alcoholic Beverages - 1.7%
Companhia de Bebidas das Americas, ADR	132,800	$9,119,376
Pernod Ricard S.A. (l)	115,092	13,069,705

		$22,189,081
Apparel Manufacturers - 4.6%
Adidas AG	118,220	$8,334,483
Billabong International Ltd. (l)	599,942	6,931,315
Li & Fung Ltd.	3,489,200	13,189,992
LVMH Moet Hennessy Louis Vuitton S.A. (l)	268,990	31,470,925

		$59,926,715
Automotive - 0.8%
Toyota Industries Corp.	312,200	$11,042,682

Biotechnology - 0.8%
Actelion Ltd. (a)(l)	191,443	$10,457,704

Broadcasting - 3.7%
Grupo Televisa S.A., ADR (l)	579,460	$15,181,852
Societe Television Francaise 1 (l)	327,494	6,480,198
WPP Group PLC	2,239,450	27,122,134

		$48,784,184
Brokerage & Asset Managers - 4.5%
Daiwa Securities Group, Inc.	1,463,000	$14,650,116
Deutsche Boerse AG	61,120	8,769,066
ICAP PLC	572,190	6,980,829
IG Group Holdings PLC	965,470	7,309,241
Julius Baer Holding Ltd.	255,281	20,886,739

		$58,595,991
Business Services - 3.1%
Capita Group PLC	448,885	$6,014,353
Infosys Technologies Ltd., ADR (l)	354,330	17,401,146
Intertek Group PLC	321,620	6,516,355
Satyam Computer Services Ltd.	857,450	10,572,961

		$40,504,815

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Chemicals - 1.5%
Makhteshim-Agan Industries Ltd.	1,129,510	$10,611,273
Wacker Chemie AG (l)	35,240	8,439,435

		$19,050,708
Computer Software - 0.9%
SAP AG (l)	202,500	$11,189,116

Conglomerates - 0.8%
Siemens AG	97,610	$11,072,323

Consumer Goods & Services - 6.1%
AmorePacific Corp.	7,238	$4,363,670
Hengan International Group Co. Ltd.	2,000,000	7,252,923
Kao Corp.	304,000	7,927,552
Kimberly-Clark de Mexico S.A. de C.V., “A”	1,736,730	8,160,574
KOSE Corp.	177,000	4,128,965
L’Oreal S.A.	79,200	9,636,976
Reckitt Benckiser Group PLC	447,430	26,354,337
Uni-Charm Corp.	160,000	11,303,400

		$79,128,397
Containers - 0.5%
Brambles Ltd.	780,130	$6,118,152

Electrical Equipment - 1.9%
Keyence Corp.	38,400	$9,168,954
Schneider Electric S.A. (l)	125,010	15,701,144

		$24,870,098
Electronics - 8.4%
Canon, Inc.	234,800	$12,669,025
Hirose Electric Co. Ltd. (l)	107,300	12,494,846
Hoya Corp.	231,800	6,440,415
Konica Minolta Holdings, Inc.	464,500	8,664,089
Royal Philips Electronics N.V. (l)	341,730	13,119,765
Samsung Electronics Co. Ltd.	24,206	17,413,374
SUMCO Corp.	401,100	10,269,499
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1,387,713	15,889,314
USHIO, Inc.	376,300	6,983,254
Venture Corp. Ltd.	726,100	5,343,558

		$109,287,139

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Energy - Independent - 2.4%
INPEX Holdings, Inc.	2,431	$30,659,808

Energy - Integrated - 5.2%
OAO Gazprom, ADR	312,690	$18,886,476
Petroleo Brasileiro S.A., ADR	289,230	20,390,715
TOTAL S.A.	322,750	28,161,091

		$67,438,282
Food & Beverages - 3.7%
Groupe Danone (l)	75,574	$6,615,263
Nestle S.A.	85,340	41,951,705

		$48,566,968
Food & Drug Stores - 1.7%
Dairy Farm International Holdings Ltd.	1,870,200	$10,398,312
Tesco PLC	1,484,939	12,178,670

		$22,576,982
General Merchandise - 0.5%
Massmart Holdings Ltd.	719,740	$6,623,662

Machinery & Tools - 1.4%
Assa Abloy AB, “B” (l)	412,540	$7,151,945
GEA Group AG	291,740	11,359,380

		$18,511,325
Major Banks - 6.6%
Erste Bank der oesterreichischen Sparkassen AG	249,040	$19,010,036
HSBC Holdings PLC	843,923	14,248,962
Raiffeisen International Bank Holding AG (l)	71,125	10,660,358
Standard Chartered PLC	494,215	18,362,626
Unibanco - Uniao de Bancos Brasileiros S.A., GDR	68,470	10,740,889
UniCredito Italiano S.p.A. (l)	1,867,641	13,053,519

		$86,076,390
Medical Equipment - 1.2%
Synthes, Inc.	111,640	$15,698,455

Metals & Mining - 6.9%
Anglo American PLC	292,181	$19,785,048
BHP Billiton PLC	1,137,930	43,136,361
Companhia Vale do Rio Doce, ADR	369,750	14,708,655
Mining & Metallurgical Co. Norilsk Nickel, ADR (l)	425,670	12,518,955

		$90,149,019

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Network & Telecom - 2.9%
NICE Systems Ltd., ADR (a)(l)	217,700	$7,619,500
Nokia Oyj	520,430	15,001,529
Research in Motion Ltd. (a)	110,520	15,347,912

		$37,968,941
Oil Services - 0.9%
Acergy S.A. (l)	463,400	$12,037,072

Other Banks & Diversified Financials - 5.0%
Aeon Credit Service Co. Ltd.	700,100	$10,057,859
Akbank T.A.S.	1,205,276	5,348,858
Bank of Cyprus Public Co. Ltd.	527,190	7,348,064
Bank Rakyat Indonesia	9,756,000	6,074,589
Housing Development Finance Corp. Ltd.	395,405	23,962,260
UBS AG	499,949	12,036,564

		$64,828,194
Pharmaceuticals - 8.7%
Astellas Pharma, Inc.	281,200	$11,892,769
Bayer AG (l)	165,310	14,657,900
Hisamitsu Pharmaceutical Co., Inc.	234,900	9,466,834
Merck KGaA	70,020	9,842,289
Novartis AG	380,700	19,992,638
Novo Nordisk A/S, “B”	212,675	13,838,146
Roche Holding AG	200,070	34,485,232

		$114,175,808
Specialty Chemicals - 4.3%
Akzo Nobel N.V.	162,020	$13,713,400
L’Air Liquide S.A. (l)	89,635	13,173,928
Linde AG (l)	113,820	17,102,064
Symrise AG	489,701	12,218,929

		$56,208,321
Specialty Stores - 0.7%
Industria de Diseno Textil S.A. (Inditex) (l)	194,400	$9,562,158

Telecommunications - Wireless - 4.6%
America Movil S.A.B. de C.V., “L”, ADR	295,520	$17,663,228
MTN Group Ltd.	502,700	10,059,618
Orascom Telecom Holding S.A.E., GDR	183,650	13,571,735
Rogers Communications, Inc., “B”	222,470	9,772,266
Turkcell Iletisim Hizmetleri A.S., ADR	455,880	8,848,631

		$59,915,478

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued

Telephone Services - 1.0%
Telefonica S.A.	442,080	$12,688,054

Utilities - Electric Power - 1.1%
CEZ AS	170,640	$14,099,238
Total Common Stocks (Identified Cost, $1,102,411,635)		$1,280,001,260

	Strike Price	First Exercise
Rights - 0.1%
Other Banks & Diversified Financials - 0.1%
UBS AG (0.35 share for 1 right) (Identified Cost, $0)	$21	5/29/08	497,571	$663,396

Short-Term Obligations - 1.0%
General Electric Capital Corp., 2.35%, due 6/02/08, at Amortized Cost and Value (y)			$13,386,000	$13,385,126

Collateral for Securities Loaned - 14.8%
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value			193,665,489	$193,665,489
Total Investments (Identified Cost, $1,309,462,250)				$1,487,715,271

Other Assets, Less Liabilities - (14.0)%				(182,680,887)
Net Assets - 100.0%				$1,305,034,384

(a)	Non-income producing security.
(l)	All or a portion of this security is on loan.
(y)	The rate shown represents an annualized yield at time of purchase.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt
GDR	Global Depository Receipt

See Notes to Financial Statements

15

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 5/31/08

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments, at value, including $186,405,630 of securities on loan (identified cost, $1,309,462,250)	$1,487,715,271
Cash	606,033
Foreign currency, at value (identified cost, $403,071)	402,878
Receivable for investments sold	7,133,828
Receivable for fund shares sold	2,729,303
Interest and dividends receivable	3,495,009
Other assets	10,126
Total assets		$1,502,092,448
Liabilities
Payable for investments purchased	$1,473,162
Payable for fund shares reacquired	802,391
Collateral for securities loaned, at value (c)	193,665,489
Payable to affiliates
Management fee	93,017
Shareholder servicing costs	291,337
Distribution and service fees	16,781
Administrative services fee	1,377
Payable for independent trustees’ compensation	6,783
Accrued expenses and other liabilities	707,727
Total liabilities		$197,058,064
Net assets		$1,305,034,384
Net assets consist of
Paid-in capital	$1,104,813,217
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $289,674 deferred country tax)	177,926,180
Accumulated net realized gain (loss) on investments and foreign currency transactions	12,834,667
Undistributed net investment income	9,460,320
Net assets		$1,305,034,384
Shares of beneficial interest outstanding		46,318,664

16

Statement of Assets and Liabilities – continued

Class A shares
Net assets	$361,361,740
Shares outstanding	13,520,349
Net asset value per share		$26.73
Offering price per share (100/94.25 × net asset value per share)		$28.36
Class B shares
Net assets	$37,506,514
Shares outstanding	1,479,770
Net asset value and offering price per share		$25.35
Class C shares
Net assets	$41,990,244
Shares outstanding	1,676,591
Net asset value and offering price per share		$25.05
Class I shares
Net assets	$859,766,953
Shares outstanding	29,476,960
Net asset value, offering price, and redemption price per share		$29.17
Class W shares
Net assets	$4,408,933
Shares outstanding	164,994
Net asset value, offering price, and redemption price per share		$26.72

(c)	Non-cash collateral is not included.

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF OPERATIONS

Year ended 5/31/08

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$30,404,251
Interest	1,821,527
Foreign taxes withheld	(2,416,275)
Total investment income		$29,809,503
Expenses
Management fee	$10,536,801
Distribution and service fees	1,966,471
Shareholder servicing costs	1,420,072
Administrative services fee	178,014
Independent trustees’ compensation	23,421
Custodian fee	816,282
Shareholder communications	41,182
Auditing fees	70,198
Legal fees	19,228
Miscellaneous	168,339
Total expenses		$15,240,008
Fees paid indirectly	(6,159)
Reduction of expenses by investment adviser	(5,773)
Net expenses		$15,228,076
Net investment income		$14,581,427
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investment transactions	$44,180,117
Foreign currency transactions	(8,275)
Net realized gain (loss) on investments and foreign currency transactions		$44,171,842
Change in unrealized appreciation (depreciation)
Investments (net of $220,117 increase in deferred country tax)	$(4,870,005)
Translation of assets and liabilities in foreign currencies	(1,319)
Net unrealized gain (loss) on investments and foreign currency translation		$(4,871,324)
Net realized and unrealized gain (loss) on investments and foreign currency		$39,300,518
Change in net assets from operations		$53,881,945

See Notes to Financial Statements

18

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 5/31
	2008	2007
Change in net assets
From operations
Net investment income	$14,581,427	$8,495,181
Net realized gain (loss) on investments and foreign currency transactions	44,171,842	77,946,928
Net unrealized gain (loss) on investments and foreign currency translation	(4,871,324)	130,192,413
Change in net assets from operations	$53,881,945	$216,634,522
Distributions declared to shareholders
From net investment income
Class A	$(2,467,691)	$(2,161,718)
Class B	(9,419)	(96,723)
Class C	(87,498)	(107,815)
Class I	(8,237,160)	(5,571,537)
Class W	(30,068)	(1,388)
From net realized gain on investments
Class A	(25,120,950)	(18,519,572)
Class B	(3,541,695)	(3,914,566)
Class C	(3,527,276)	(2,773,927)
Class I	(58,963,868)	(35,254,628)
Class W	(225,208)	(9,213)
Total distributions declared to shareholders	$(102,210,833)	$(68,411,087)
Change in net assets from fund share transactions	$254,887,240	$301,192,485
Total change in net assets	$206,558,352	$449,415,920
Net assets
At beginning of period	1,098,476,032	649,060,112
At end of period (including undistributed net investment income of $9,460,320 and $7,506,317, respectively)	$1,305,034,384	$1,098,476,032

See Notes to Financial Statements

19

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 5/31
	2008	2007	2006		2005	2004
Net asset value, beginning of period	$27.97	$23.85	$18.90		$17.07	$13.02
Income (loss) from investment operations
Net investment income (d)	$0.29	$0.20	$0.27		$0.08	$0.05
Net realized and unrealized gain (loss) on investments and foreign currency	0.94	6.07	5.10		1.75	4.00
Total from investment operations	$1.23	$6.27	$5.37		$1.83	$4.05
Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.23)	$(0.00	)(w)	$—	$—
From net realized gain on investments	(2.25)	(1.92)	(0.42)		—	—
Total distributions declared to shareholders	$(2.47)	$(2.15)	$(0.42)		$—	$—
Net asset value, end of period	$26.73	$27.97	$23.85		$18.90	$17.07
Total return (%) (r)(s)(t)	4.25	27.35	28.68		10.72	31.21
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.46	1.50	1.63		1.72	2.05
Expenses after expense reductions (f)	1.46	1.50	1.60		1.65	1.92
Net investment income	1.07	0.80	1.24		0.43	0.30
Portfolio turnover	55	67	90		75	102
Net assets at end of period (000 Omitted)	$361,362	$295,921	$206,522		$110,876	$56,503

See Notes to Financial Statements

20

Financial Highlights – continued

Class B	Years ended 5/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$26.61	$22.77	$18.17	$16.52	$12.66
Income (loss) from investment operations
Net investment income (loss) (d)	$0.08	$0.01	$0.09	$(0.07)	$(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency	0.92	5.80	4.93	1.72	3.91
Total from investment operations	$1.00	$5.81	$5.02	$1.65	$3.86
Less distributions declared to shareholders
From net investment income	$(0.01)	$(0.05)	$—	$—	$—
From net realized gain on investments	(2.25)	(1.92)	(0.42)	—	—
Total distributions declared to shareholders	$(2.26)	$(1.97)	$(0.42)	$—	$—
Net asset value, end of period	$25.35	$26.61	$22.77	$18.17	$16.52
Total return (%) (r)(s)(t)	3.58	26.52	27.87	9.99	30.49
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.11	2.15	2.28	2.37	2.60
Expenses after expense reductions (f)	2.11	2.15	2.25	2.30	2.47
Net investment income (loss)	0.30	0.06	0.43	(0.37)	(0.31)
Portfolio turnover	55	67	90	75	102
Net assets at end of period (000 Omitted)	$37,507	$50,259	$52,531	$46,211	$39,093

See Notes to Financial Statements

21

Financial Highlights – continued

Class C	Years ended 5/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$26.37	$22.60	$18.04	$16.40	$12.57
Income (loss) from investment operations
Net investment income (loss) (d)	$0.09	$0.03	$0.12	$(0.05)	$0.00	(w)
Net realized and unrealized gain (loss) on investments and foreign currency	0.90	5.74	4.86	1.69	3.83
Total from investment operations	$0.99	$5.77	$4.98	$1.64	$3.83
Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.08)	$—	$—	$—
From net realized gain on investments	(2.25)	(1.92)	(0.42)	—	—
Total distributions declared to shareholders	$(2.31)	$(2.00)	$(0.42)	$—	$—
Net asset value, end of period	$25.05	$26.37	$22.60	$18.04	$16.40
Total return (%) (r)(s)(t)	3.57	26.54	27.85	10.00	30.47
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.11	2.15	2.28	2.37	2.56
Expenses after expense reductions (f)	2.11	2.15	2.25	2.30	2.43
Net investment income (loss)	0.36	0.12	0.57	(0.27)	0.03
Portfolio turnover	55	67	90	75	102
Net assets at end of period (000 Omitted)	$41,990	$40,611	$32,965	$19,356	$9,916

See Notes to Financial Statements

22

Financial Highlights – continued

Class I	Years ended 5/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$30.30	$25.67	$20.27	$18.24	$13.75
Income (loss) from investment operations
Net investment income (d)	$0.41	$0.34	$0.46	$0.27	$0.47
Net realized and unrealized gain (loss) on investments and foreign currency	1.02	6.52	5.40	1.76	4.02
Total from investment operations	$1.43	$6.86	$5.86	$2.03	$4.49
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.31)	$(0.04)	$—	$—
From net realized gain on investments	(2.25)	(1.92)	(0.42)	—	—
Total distributions declared to shareholders	$(2.56)	$(2.23)	$(0.46)	$—	$—
Net asset value, end of period	$29.17	$30.30	$25.67	$20.27	$18.24
Total return (%) (r)(s)	4.61	27.76	29.16	11.13	32.65
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.11	1.14	1.28	1.39	1.31	(y)
Expenses after expense reductions (f)	1.11	1.14	1.25	1.32	1.18	(y)
Net investment income	1.38	1.25	1.93	1.42	2.81
Portfolio turnover	55	67	90	75	102
Net assets at end of period (000 Omitted)	$859,767	$710,686	$356,948	$92,403	$7

See Notes to Financial Statements

23

Financial Highlights – continued

Class W	Years ended 5/31
	2008	2007	2006 (i)
Net asset value, beginning of period	$27.98	$23.86	$25.12
Income (loss) from investment operations
Net investment income (d)	$0.36	$0.52	$0.11
Net realized and unrealized gain (loss) on investments and foreign currency	0.93	5.81	(1.37	)(g)
Total from investment operations	$1.29	$6.33	$(1.26)
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.29)	$—
From net realized gain on investments	(2.25)	(1.92)	—
Total distributions declared to shareholders	$(2.55)	$(2.21)	$—
Net asset value, end of period	$26.72	$27.98	$23.86
Total return (%) (r)(s)	4.47	27.66	(5.02	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.22	1.23	1.38	(a)
Expenses after expense reductions (f)	1.22	1.23	1.35	(a)
Net investment income	1.39	2.15	5.01	(a)
Portfolio turnover	55	67	90
Net assets at end of period (000 Omitted)	$4,409	$999	$95

Any redemption fees charged by the fund during the 2004 and 2005 fiscal years resulted in a per share impact of less than $0.01.

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class’ inception, May 1, 2006 (Class W) through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(y)	Expense ratio is not in correlation with the contractual fee arrangement due to the timing of sales and redemptions of fund shares during the period.

See Notes to Financial Statements

24

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS International Growth Fund (the fund) is a series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In March 2008, FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (the “Standard”) was issued, and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. This Standard provides enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Management is evaluating the application of the Standard to the fund, and has not at this time determined the impact, if any, resulting from the adoption of this Standard on the fund’s financial statements.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by an independent pricing service on the market or exchange on which such securities are primarily

25

Notes to Financial Statements – continued

traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from independent pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

26

Notes to Financial Statements – continued

In September 2006, FASB Statement No. 157, Fair Value Measurements (the “Statement”) was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the fund’s financial statements.

Repurchase Agreements – The fund may enter into repurchase agreements with institutions that the fund’s investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury and federal agency obligations in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is

27

Notes to Financial Statements – continued

received from the Borrower, and is allocated between the fund and the lending agent. Net income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At May 31, 2008, the value of securities loaned was $186,405,630. These loans were collateralized by cash of $193,665,489 and U.S. Treasury obligations of $1,126,179.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended May 31, 2008, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“the Interpretation”) on the first day of the fund’s fiscal year. The Interpretation prescribes a minimum threshold for

28

Notes to Financial Statements – continued

financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There was no impact resulting from the adoption of this Interpretation on the fund’s financial statements. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. It is the fund’s policy to record interest and penalty charges on underpaid taxes associated with its tax positions as interest expense and miscellaneous expense, respectively. No such charges were recorded in the current financial statements. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to passive foreign investment companies, wash sale loss deferrals, treating a portion of the proceeds from redemptions as a distribution for tax purposes, and foreign taxes.

The tax character of distributions declared to shareholders is as follows:

	5/31/08	5/31/07
Ordinary income (including any short-term capital gains)	$42,426,302	$38,455,920
Long-term capital gain	59,784,531	29,955,167
Total distributions	$102,210,833	$68,411,087

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/08
Cost of investments	$1,315,197,818
Gross appreciation	214,304,220
Gross depreciation	(41,786,767)
Net unrealized appreciation (depreciation)	$172,517,453
Undistributed ordinary income	$9,634,559
Undistributed long-term capital gain	18,633,266
Other temporary differences	(564,111)

29

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1 billion of average daily net assets	0.80%
Average daily net assets in excess of $2 billion	0.70%

The management fee incurred for the year ended May 31, 2008 was equivalent to an annual effective rate of 0.88% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of certain other fees and expenses, such that total annual fund operating expenses do not exceed the following rates annually of the fund’s average daily net assets with respect to each class:

Class A	Class B	Class C	Class I	Class W
1.80%	2.45%	2.45%	1.45%	1.55%

This written agreement may be rescinded only upon consent of the fund’s Board of Trustees. The investment advisor has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that operating expenses do not exceed 0.40% annually of the fund’s average daily net assets. This written agreement will continue through September 30, 2008, unless changed or rescinded by the fund’s Board of Trustees. For the year ended May 31, 2008, the fund’s actual operating expenses did not exceed these limits and therefore, the investment adviser did not pay any portion of the fund’s expenses.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $32,165 for the year ended May 31, 2008, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

30

Notes to Financial Statements – continued

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate	Service Fee Rate	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	0.10%	0.25%	0.35%	0.35%	$1,117,568
Class B	0.75%	0.25%	1.00%	1.00%	432,904
Class C	0.75%	0.25%	1.00%	1.00%	413,076
Class W	0.10%	—	0.10%	0.10%	2,923
Total Distribution and Service Fees					$1,966,471

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees up to these annual percentage rates of each class’ average daily net assets.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2008 based on each class’ average daily net assets.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2008, were as follows:

Amount
Class A	$466
Class B	$38,663
Class C	$3,117

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended May 31, 2008, the fee was $363,880, which equated to 0.0305% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended May 31, 2008, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $500,923.

Under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and each underlying fund in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund

31

Notes to Financial Statements – continued

may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the year ended May 31, 2008, these costs for the fund amounted to $555,269 and are reflected in the shareholder servicing costs on the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on average daily net assets. The fund’s annual fixed amount is $17,500.

The administrative services fee incurred for the year ended May 31, 2008 was equivalent to an annual effective rate of 0.0149% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC. The fund has an unfunded, defined benefit plan for certain retired independent trustees which resulted in a pension expense of $549. This amount is included in independent trustees’ compensation for the year ended May 31, 2008. The liability for deferred retirement benefits payable to certain retired independent trustees amounted to $6,783 at May 31, 2008, and is included in payable for independent trustees’ compensation.

Other – This fund and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. For the year ended May 31, 2008, the fee paid by the fund to Tarantino LLC was $7,994 and is included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund to Tarantino LLC in the amount of $5,773, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO.

32

Notes to Financial Statements – continued

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $807,973,049 and $645,268,913, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 5/31/08		Year ended 5/31/07
	Shares	Amount	Shares	Amount
Shares sold
Class A	6,697,538	$177,809,389	4,369,637	$109,555,557
Class B	241,122	6,276,052	330,180	8,019,726
Class C	409,781	10,505,330	355,327	8,569,202
Class I	5,372,866	160,784,850	8,819,161	241,950,806
Class W	194,030	5,231,444	32,441	863,838
	12,915,337	$360,607,065	13,906,746	$368,959,129
Shares issued to shareholders in reinvestment of distributions
Class A	769,414	$20,935,766	638,923	$15,973,074
Class B	125,902	3,258,340	152,163	3,630,617
Class C	83,700	2,141,044	71,899	1,699,699
Class I	2,148,729	63,709,820	1,428,360	38,622,863
Class W	9,396	255,276	424	10,600
	3,137,141	$90,300,246	2,291,769	$59,936,853
Shares reacquired
Class A	(4,524,846)	$(121,698,831)	(3,088,630)	$(78,234,684)
Class B	(775,674)	(20,100,864)	(900,757)	(21,775,270)
Class C	(356,888)	(8,951,448)	(345,585)	(8,306,325)
Class I	(1,496,877)	(43,480,045)	(703,229)	(19,357,336)
Class W	(74,155)	(1,788,883)	(1,123)	(29,882)
	(7,228,440)	$(196,020,071)	(5,039,324)	$(127,703,497)
Net change
Class A	2,942,106	$77,046,324	1,919,930	$47,293,947
Class B	(408,650)	(10,566,472)	(418,414)	(10,124,927)
Class C	136,593	3,694,926	81,641	1,962,576
Class I	6,024,718	181,014,625	9,544,292	261,216,333
Class W	129,271	3,697,837	31,742	844,556
	8,824,038	$254,887,240	11,159,191	$301,192,485

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for

33

Notes to Financial Statements – continued

the purpose of exercising management or control. At the end of the period, the MFS International Diversification Fund was the owner of record of approximately 54% of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended May 31, 2008, the fund’s commitment fee and interest expense were $4,637 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

34

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust X and Shareholders of MFS International Growth Fund:

We have audited the accompanying statement of assets and liabilities of MFS International Growth Fund (the Fund) (one of the portfolios comprising MFS Series Trust X), including the portfolio of investments, as of May 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS International Growth Fund at May 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 17, 2008

35

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of July 1, 2008, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Harvard Business School (education), Senior Lecturer (since 2008); Secretary of Economic Affairs, The Commonwealth of Massachusetts (January 2002 to December 2002); Fidelity Investments, Vice Chairman (June 2000 to December 2001); Fidelity Management & Research Company (investment adviser), President (March 1997 to July 2001); Bell Canada Enterprises (telecommunications), Director; Medtronic, Inc. (medical technology), Director; Telesat (satellite communications), Director (until 2007)
INDEPENDENT TRUSTEES
J. Atwood Ives (born 5/01/36)	Trustee and Chair of Trustees	February 1992	Private investor; KeySpan Corporation (energy related services), Director until 2004; Woodstock Corporation (investment advisory firm), Director until 2003

Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

36

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	August 1993	Brigham and Women’s Hospital, Chief of Cardiac Surgery (2005); Harvard Medical School, Professor of Cardiac Surgery; Physician Director of Medical Device Technology for Partners HealthCare

David H. Gunning (born 5/30/42)	Trustee	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Portman Limited (mining), Director (since 2005); Encinitos Ventures (private investment company), Principal (1997 to April 2001); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director

William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant (since 1998); Capital Entertainment Management Company (video franchise), Vice Chairman (since 1998); Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)

Michael Hegarty (born 12/21/44)	Trustee	December 2004	Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until May 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer
(until May 2001)

Lawrence T. Perera (born 6/23/35)	Trustee	July 1981	Hemenway & Barnes (attorneys), Partner

J. Dale Sherratt (born 9/23/38)	Trustee	August 1993	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner (since 1993); Cambridge Nutraceuticals (professional nutritional products), Chief Executive Officer (until May 2001)

37

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director

Robert W. Uek (born 5/18/41)	Trustee	January 2006	Retired (since 1999); PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); Consultant to investment company industry (since 2000); TT International Funds (mutual fund complex), Trustee (2000 until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (2000 until 2005)
OFFICERS
Robert J. Manning (k) (born 10/20/63)	President	March 2008	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Maria F. Dwyer (k) (born 12/01/58)	Treasurer	March 2008	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (prior to March 2004); MFS Group of Funds, President (November 2005 – March 2008)

Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since April 2003); Kirkpatrick & Lockhart LLP (law firm), Associate (prior to April 2003)

Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2006); Special Counsel (prior to April 2006); Dechert LLP (law firm), Counsel (prior to December 2004)

38

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (prior to June 2005)

Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President and Chief Compliance Officer (September 2004 to August 2005), Senior Attorney (prior to September 2004); John Hancock Group of Funds, Vice President and Chief Compliance Officer (September 2004 to December 2004)

Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (prior to May 2005)

Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Assistant Vice President and Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (May 2005 to April 2006); John Hancock Advisers, LLC, Attorney and Assistant Secretary (prior to May 2005)

Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005); John Hancock Group of Funds, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005)

39

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (prior to June 2004)

Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (prior to January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (April 2003 to June 2004); David L. Babson & Co. (investment adviser), Managing Director, Chief Administrative Officer and Director (prior to March 2003)

Richard S. Weiztel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2007); Vice President and Senior Counsel (since May 2004); Massachusetts Department of Business and Technology, General Counsel (February 2003 to April 2004); Massachusetts Office of the Attorney General, Assistant Attorney General (April 2001 to February 2003); Ropes and Gray, Associate (prior to April 2001)

James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

40

Trustees and Officers – continued

(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Butler, Gutow, Sherratt and Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Trust’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2008, the Trustees served as board members of 100 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	State Street Bank and Trust Company 225 Franklin Street, Boston, MA 02110
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Ernst & Young LLP 200 Clarendon Street, Boston, MA 02116
Portfolio Manager
Barry Dargan

41

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the Fund’s investment advisory agreement is available by clicking on the Fund’s name under “Select a fund” on the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2007 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2008 income tax forms in January 2009. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

The fund designates $61,750,977 as capital gain dividends paid during the fiscal year.

Income derived from foreign sources was $22,969,000. The fund intends to pass through foreign tax credits of $1,343,722 for the fiscal year.

42

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

43

CONTACT US

Web site
mfs.com

MFS TALK
1-800-637-8255
24 hours a day

Account service and literature

Shareholders
1-800-225-2606
8 a.m. to 8 p.m. ET

Investment professionals
1-800-343-2829
8 a.m. to 8 p.m. ET

Retirement plan services
1-800-637-1255
8 a.m. to 8 p.m. ET

Mailing address
MFS Service Center, Inc.
P.O. Box 55824
Boston, MA 02205-5824

Overnight mail
MFS Service Center, Inc.
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809

Go paperless with **eDelivery**: Arrange to have MFS® send prospectuses, reports, and proxies directly to your e-mail inbox. You'll get timely information and less clutter in your mailbox (not to mention help your fund save printing and postage costs).

Sign up: If your account is registered with us, simply go to **mfs.com**, log in to your account via MFS® Access, and select the eDelivery sign up options.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

M F S®
INVESTMENT MANAGEMENT

MFS® International Value Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE •

NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT •

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR

NCUA/NCUSIF

5/31/08

FGI-ANN

LETTER FROM THE CEO

Dear Shareholders:

Negative headlines tend to resonate during difficult markets, and we certainly have had more than our share of tough news recently. As a result consumer, and particularly investor, sentiment are at all-time lows. That said, I do think it is helpful to remember there are always silver linings in the storm clouds if you look hard enough.

Through all of the challenges we have faced, there are some positive underlying trends. In the United States, for example, institutional traders and credit market followers are just now showing increasing signs of confidence and are beginning to take on more risk. At the corporate level, earnings continue to be relatively strong as companies have reduced labor costs, controlled inventories, and relied less on debt to finance expansion. More broadly, low interest rates and strong demand for consumer goods and industrial equipment are good signs for the global economy.

While I do not mean to minimize the risks inherent in today’s markets, periods such as these allow the talented fund managers and research analysts we have at MFS® to test their convictions, reevaluate existing positions, and identify new investment ideas. Our investment process also includes a significant risk management component, with constant attention paid to monitoring market risk, so we can do our best to minimize any surprises to your portfolio.

For investors, this is a great time to check in with your advisor and make sure you have a sound investment plan in place — one that can keep your hard-earned money working over the long term through a strategy that involves asset allocation, diversification, and periodic portfolio rebalancing and reviews. A plan tailored to your distinct needs and goals continues to be the best approach to help you take advantage of the inevitable challenges — and opportunities — that present themselves over time.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

July 15, 2008

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
TOTAL S.A., ADR	4.3%
Nestle S.A.	3.5%
Vodafone Group PLC	3.0%
Royal Dutch Shell PLC, “A”	2.9%
GlaxoSmithKline PLC	2.7%
Roche Holding AG	2.6%
ING Groep N.V.	2.5%
Novartis AG	2.2%
Statoil A.S.A.	2.1%
TNT N.V.	2.0%

Equity sectors
Financial Services	20.3%
Health Care	11.0%
Utilities & Communications	10.9%
Energy	10.8%
Consumer Staples	9.8%
Technology	6.9%
Leisure	6.6%
Industrial Goods & Services	6.0%
Autos & Housing	4.5%
Transportation	3.5%
Basic Materials	2.5%
Retailing	1.9%
Special Products & Services	1.5%

Country weightings
Japan	24.8%
United Kingdom	16.3%
France	10.0%
Netherlands	9.5%
Switzerland	9.2%
Germany	8.2%
South Korea	3.2%
Norway	3.1%
Spain	1.8%
Other Countries	13.9%

Percentages are based on net assets as of 5/31/08.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended May 31, 2008, Class A shares of the MFS International Value Fund provided a total return of -0.05%, at net asset value. This compares with a return of -7.19% for the fund’s benchmark, the MSCI EAFE Value Index. The fund’s other benchmark, the MSCI EAFE Index, generated a return of -2.02% over the same period.

Market Environment

The U.S. economy and financial markets experienced significant deterioration and heightened volatility over the reporting period. U.S. economic growth slowed significantly in the fourth quarter of 2007 and first quarter of 2008. Headwinds included accelerated deterioration in the housing market, subdued corporate investment, a markedly weaker job market, and a tighter credit environment as banks sought to repair balance sheets. During the period, the climax of the credit turmoil occurred in mid March as the Federal Reserve backstopped the distressed sale of failing Bear Stearns to JPMorgan. While reasonably resilient, parts of the global economy and financial system experienced some spillover from the U.S. slowdown. Japanese and European growth slowed over the reporting period and international financial markets were adversely affected by U.S. mortgage and structured product losses.

In the face of this financial and economic turmoil, most global central banks were forced to inject liquidity and to reassess their tightening biases as government bond yields declined and credit spreads widened. During the second half of the reporting period, the U.S. Federal Reserve Board began an aggressive rate cutting campaign, while the U.S. federal government moved quickly to design and implement a modest fiscal stimulus package. Although the Bank of England and the Bank of Canada also cut rates, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged.

By the end of the reporting period, bond yields, credit spreads, and equity valuations implied market expectations consistent with the view that the most intense period of credit dislocation was behind us. Nonetheless, the markets continued to price in further financial and economic weakening, albeit of a less tumultuous nature. At the same time, the focus of global markets shifted to the dilemma of persistently rising energy and food prices. Many global central banks, especially in emerging markets, hiked interest rates as measures of inflation (e.g., consumer, producer, imported, headline, and core) rose to secular highs.

Contributors to Performance

A combination of stock selection and an underweighted position in the financial services sector contributed to the fund’s performance relative to the MSCI EAFE Value Index. Avoiding poor-performing financial services firms, UBS AG (Switzerland), HBOS plc (U.K.), and Barclays (U.K.), benefited relative results.

3

Management Review – continued

Stock selection in the technology sector also boosted relative performance. Microchip and electronics manufacturer Samsung(aa) (South Korea) and business and industrial imaging products maker Konica Minolta(aa) (Japan) were strong performers in this sector. Shares of Samsung rose, amid falling semiconductor prices around the world, as the company reported strong quarterly earnings and investors responded favorably to the company’s plans for improving profitability.

The fund’s overweighted position in the consumer staples sector benefited relative returns. Food company Nestle (Switzerland) and personal care products manufacturer Uni-Charm Corp.(aa)(g) (Japan) were among the fund’s top relative contributors. Shares of Nestle gained on strong sales across all categories and regions, despite cost increases.

Stocks in other sectors that helped relative results included integrated energy company Statoil (Norway) and telecommunications company Telefonica(aa) (Spain).

The fund’s cash position was also a contributor to relative performance. The portfolio holds cash to buy new holdings and to provide liquidity. In a period when equity markets declined, as measured by the portfolio’s benchmark, holding cash helped performance versus the benchmark, which has no cash position.

Detractors from Performance

An underweighted position in the special products and services sector detracted from the fund’s relative performance. Not owning Japanese trading firm Mitsubishi Corp., a standout performer, held back relative results.

Elsewhere, holdings of French bank Credit Agricole, consumer credit firms, Aiful (Japan) and Takefuji (Japan), real estate developer Deutsche Wohnen(aa) (Germany), paper producer M-real Oyj(aa) (Finland), and residential and commercial real estate developer Nexity(aa) (France) detracted from relative performance. Not owning strong-performing integrated oil companies, BP PLC and Eni, and banking operator Santander Central Hispano (Spain) also hurt relative returns.

Respectfully,

Barnaby Wiener

Portfolio Manager

(aa)	Security is not a benchmark constituent.
(g)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 5/31/08

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmark comparisons are unmanaged; do not reflect sales charges, commissions or expenses; and cannot be invested in directly. (See Notes to Performance Summary).

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

5

Performance Summary – continued

Total Returns through 5/31/08

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr
A	10/24/95	(0.05)%	19.63%	8.96%
B	10/24/95	(0.69)%	18.90%	8.35%
C	7/01/96	(0.69)%	18.90%	8.35%
I	1/02/97	0.31%	20.08%	9.45%
W	5/01/06	0.22%	19.75%	9.02%

Comparative benchmarks

MSCI EAFE Value Index (f)	(7.19)%	20.69%	8.91%
MSCI EAFE Index (f)	(2.02)%	19.76%	7.22%

Average annual with sales charge

A With Initial Sales Charge (5.75%)	(5.79)%	18.22%	8.32%
B With CDSC (Declining over six years from 4% to 0%) (x)	(4.38)%	18.70%	8.35%
C With CDSC (1% for 12 months) (x)	(1.61)%	18.90%	8.35%

Class I and Class W shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems, Inc.
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definitions

Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Value Index – a market capitalization-weighted index that is designed to measure equity market performance for value securities in the developed markets, excluding the U.S. and Canada.

Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index – a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.

It is not possible to invest directly in an index.

Notes to Performance Summary

Performance for class W shares includes the performance of the fund’s class A shares for periods prior to their offering. This blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to

6

Performance Summary – continued

performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the share class to which it is blended, and lower performance for share classes with lower operating expenses than the share class to which it is blended.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

7

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, December 1, 2007 through May 31, 2008

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2007 through May 31, 2008.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/07	Ending Account Value 5/31/08	Expenses Paid During Period (p) 12/01/07-5/31/08
A	Actual	1.49%	$1,000.00	$984.21	$7.39
	Hypothetical (h)	1.49%	$1,000.00	$1,017.55	$7.52
B	Actual	2.14%	$1,000.00	$980.95	$10.60
	Hypothetical (h)	2.14%	$1,000.00	$1,014.30	$10.78
C	Actual	2.14%	$1,000.00	$980.67	$10.60
	Hypothetical (h)	2.14%	$1,000.00	$1,014.30	$10.78
I	Actual	1.14%	$1,000.00	$985.81	$5.66
	Hypothetical (h)	1.14%	$1,000.00	$1,019.30	$5.76
W	Actual	1.24%	$1,000.00	$985.31	$6.15
	Hypothetical (h)	1.24%	$1,000.00	$1,018.80	$6.26

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

9

PORTFOLIO OF INVESTMENTS

5/31/08

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 96.2%
Issuer	Shares/Par	Value ($)

Alcoholic Beverages - 1.8%
Heineken N.V. (l)	399,110	$23,449,704

Apparel Manufacturers - 0.3%
Sanyo Shokai Ltd. (l)	693,900	$4,290,198

Automotive - 1.2%
Bayerische Motoren Werke AG	262,682	$15,556,467

Broadcasting - 3.8%
Fuji Television Network, Inc.	5,382	$9,033,370
Nippon Television Network Corp.	44,820	5,771,709
Societe Television Francaise 1	205,937	4,074,922
Vivendi S.A. (l)	451,230	18,962,724
WPP Group PLC	914,309	11,073,260

		$48,915,985
Brokerage & Asset Managers - 1.0%
Daiwa Securities Group, Inc.	724,000	$7,249,955
Van Lanschot N.V. (l)	49,240	5,055,449

		$12,305,404
Business Services - 1.5%
Bunzl PLC	595,960	$8,339,026
USS Co. Ltd.	157,810	10,684,779

		$19,023,805
Cable TV - 0.4%
Premiere AG (a)(l)	257,676	$5,451,433

Computer Software - Systems - 1.1%
Fujitsu Ltd.	1,730,000	$14,009,957

Construction - 3.3%
CRH PLC	320,790	$11,826,792
Fletcher Building Ltd. (l)	674,032	4,225,101
Geberit AG (l)	64,524	10,942,250
Nexity International	113,929	4,591,975
Sekisui Chemical Co. Ltd.	1,461,000	10,709,336

		$42,295,454

10

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Consumer Goods & Services - 3.9%
Henkel KGaA, IPS	434,181	$20,755,402
Kao Corp.	760,000	19,818,880
KOSE Corp.	428,200	9,988,829

		$50,563,111
Containers - 0.8%
Brambles Ltd.	1,226,400	$9,618,014

Electrical Equipment - 3.6%
Legrand S.A. (l)	687,000	$20,016,692
OMRON Corp.	519,700	11,236,224
Spectris PLC	970,170	14,872,187

		$46,125,103
Electronics - 5.8%
Konica Minolta Holdings, Inc.	837,000	$15,612,147
Ricoh Co. Ltd.	676,000	12,442,426
Samsung Electronics Co. Ltd.	28,022	20,158,538
Taiwan Semiconductor Manufacturing Co. Ltd., ADR (l)	1,745,560	19,986,662
Venture Corp. Ltd.	891,500	6,560,780

		$74,760,553
Energy - Independent - 0.9%
INPEX Holdings, Inc.	938	$11,830,070

Energy - Integrated - 9.3%
Royal Dutch Shell PLC, “A”	878,370	$37,402,616
Statoil A.S.A. (l)	692,850	26,893,873
TOTAL S.A., ADR (l)	632,334	55,177,465

		$119,473,954
Food & Beverages - 4.1%
Binggrae Co. Ltd.	46,420	$1,644,901
Nestle S.A.	91,324	44,893,338
Nong Shim Co. Ltd.	36,218	6,346,633

		$52,884,872
Food & Drug Stores - 1.0%
Lawson, Inc.	277,700	$12,271,414

Forest & Paper Products - 1.2%
M-real Oyj, “B” (l)	920,480	$2,606,055
UPM-Kymmene Corp.	642,310	12,489,714

		$15,095,769

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
General Merchandise - 0.3%
Daiei, Inc. (a)(l)	595,900	$4,396,285

Insurance - 4.5%
Aviva PLC	1,073,660	$13,407,194
Benfield Group PLC	1,247,062	6,347,566
Catlin Group Ltd.	653,174	5,096,959
Euler Hermes (l)	38,378	3,623,241
Hiscox Ltd.	1,202,154	5,654,702
Jardine Lloyd Thompson Group PLC	1,701,957	12,750,099
Muenchener Ruckvers AG	61,500	11,528,159

		$58,407,920
Leisure & Toys - 1.2%
Heiwa Corp. (l)	406,900	$4,456,588
NAMCO BANDAI Holdings, Inc.	349,700	4,549,698
Sankyo Co. Ltd.	105,200	6,733,678

		$15,739,964
Machinery & Tools - 2.4%
Assa Abloy AB, “B”	982,910	$17,040,089
GEA Group AG	172,870	6,730,979
Glory Ltd.	277,700	6,517,543

		$30,288,611
Major Banks - 5.0%
Credit Agricole S.A. (l)	845,670	$22,377,060
Royal Bank of Scotland Group PLC	2,774,048	12,554,118
Sumitomo Mitsui Financial Group, Inc.	1,892	16,272,761
UniCredito Italiano S.p.A. (l)	1,948,423	13,618,129

		$64,822,068
Metals & Mining - 0.5%
Nyrstar N.V.	297,056	$6,695,831

Natural Gas - Distribution - 1.0%
Tokyo Gas Co. Ltd.	3,244,000	$12,335,536

Oil Services - 0.6%
Fugro N.V.	89,771	$7,905,457

Other Banks & Diversified Financials - 9.4%
Aiful Corp. (l)	188,750	$3,273,659
Bangkok Bank Public Co. Ltd.	1,278,200	5,310,263

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Other Banks & Diversified Financials - continued
Chiba Bank Ltd.	681,000	$5,101,607
Dah Sing Financial Holdings Ltd.	552,400	4,707,301
DNB Holding A.S.A. (l)	918,300	13,213,856
Hachijuni Bank Ltd.	1,164,000	8,057,655
ING Groep N.V.	844,142	32,224,623
Joyo Bank Ltd. (l)	1,057,000	6,013,940
Sapporo Hokuyo Holdings, Inc.	733	5,706,633
Shinhan Financial Group Co. Ltd.	263,360	13,167,361
Siam City Bank Public Co. Ltd. (a)	10,438,300	5,332,383
SNS REAAL Groep N.V.	224,890	5,174,115
Takefuji Corp. (l)	246,560	4,673,780
Unione di Banche Italiane ScpA	342,073	8,812,049

		$120,769,225
Pharmaceuticals - 11.0%
Astellas Pharma, Inc.	376,800	$15,935,973
GlaxoSmithKline PLC	1,558,610	34,372,705
Hisamitsu Pharmaceutical Co., Inc.	318,500	12,836,044
Merck KGaA	80,640	11,335,078
Novartis AG	542,170	28,472,311
Roche Holding AG	194,770	33,571,693
Tanabe Seiyaku Co. Ltd.	424,000	5,512,342

		$142,036,146
Printing & Publishing - 1.2%
Reed Elsevier PLC	738,304	$9,299,902
Wolters Kluwer N.V.	222,610	6,274,811

		$15,574,713
Real Estate - 0.4%
Deutsche Wohnen AG	200,320	$4,661,801

Specialty Stores - 0.3%
Praktiker Bau-und Heimwerkermaerkte Holding AG	164,746	$4,343,925

Telecommunications - Wireless - 5.0%
KDDI Corp.	3,304	$22,902,887
SmarTone Telecommunications Holdings Ltd.	2,552,500	2,600,336
Vodafone Group PLC	12,016,189	38,613,350

		$64,116,573

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Telephone Services - 3.0%
Royal KPN N.V.	910,911	$16,579,048
Telefonica S.A.	787,570	22,603,897

		$39,182,945
Trucking - 3.5%
TNT N.V.	643,328	$25,809,618
Yamato Holdings Co. Ltd.	1,368,000	19,056,394

		$44,866,012
Utilities - Electric Power - 1.9%
E.ON AG	116,550	$24,795,288
Total Common Stocks (Identified Cost, $1,179,466,776)		$1,238,859,567

	Strike Price	First Exercise

Rights - 0.0%
Major Banks - 0.0%
Royal Bank of Scotland Group (One Share for every one right) (Identified Cost, $1,700,728) (a)	GBP 2	5/29/08	825,206	$457,622

Short-Term Obligations - 2.7%
General Electric Capital Corp., 2.35%, due 6/02/08, at Amortized Cost and Value (y)			$35,300,000	$35,297,696

Collateral for Securities Loaned - 14.0%
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value			179,539,784	$179,539,784
Total Investments (Identified Cost, $1,396,004,984)				$1,454,154,669

Other Assets, Less Liabilities - (12.9)%				(166,542,811)
Net Assets - 100.0%				$1,287,611,858

(a)	Non-income producing security.
(l)	All or a portion of this security is on loan.
(y)	The rate shown represents an annualized yield at time of purchase.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt
IPS	International Preference Stock

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

GBP	British Pound

See Notes to Financial Statements

14

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 5/31/08

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments, at value, including $173,682,122 of securities on loan (identified cost, $1,396,004,984)	$1,454,154,669
Cash	370
Foreign currency, at value (identified cost, $5,890,470)	6,094,637
Receivable for fund shares sold	5,798,851
Interest and dividends receivable	7,228,025
Other assets	9,727
Total assets		$1,473,286,279
Liabilities
Payable for investments purchased	$4,448,904
Payable for fund shares reacquired	834,036
Collateral for securities loaned, at value (c)	179,539,784
Payable to affiliates
Management fee	91,835
Shareholder servicing costs	295,396
Distribution and service fees	21,876
Administrative services fee	1,359
Payable for independent trustees’ compensation	2,985
Accrued expenses and other liabilities	438,246
Total liabilities		$185,674,421
Net assets		$1,287,611,858
Net assets consist of
Paid-in capital	$1,154,913,481
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $124,853 deferred country tax)	58,094,540
Accumulated net realized gain (loss) on investments and foreign currency transactions	54,271,386
Undistributed net investment income	20,332,451
Net assets		$1,287,611,858
Shares of beneficial interest outstanding		42,046,743

15

Statement of Assets and Liabilities – continued

Class A shares
Net assets	$400,018,169
Shares outstanding	13,233,980
Net asset value per share		$30.23
Offering price per share (100/94.25 × net asset value per share)		$32.07
Class B shares
Net assets	$51,764,290
Shares outstanding	1,779,511
Net asset value and offering price per share		$29.09
Class C shares
Net assets	$76,840,866
Shares outstanding	2,706,436
Net asset value and offering price per share		$28.39
Class I shares
Net assets	$756,899,611
Shares outstanding	24,257,721
Net asset value, offering price, and redemption price per share		$31.20
Class W shares
Net assets	$2,088,922
Shares outstanding	69,095
Net asset value, offering price, and redemption price per share		$30.23

(c)	Non-cash collateral is not included.

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF OPERATIONS

Year ended 5/31/08

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$42,352,541
Interest	2,965,484
Foreign taxes withheld	(4,228,620)
Total investment income		$41,089,405
Expenses
Management fee	$10,427,309
Distribution and service fees	2,748,905
Shareholder servicing costs	1,493,307
Administrative services fee	176,939
Independent trustees’ compensation	24,115
Custodian fee	556,555
Shareholder communications	76,702
Auditing fees	62,438
Legal fees	20,018
Miscellaneous	162,390
Total expenses		$15,748,678
Fees paid indirectly	(1,188)
Reduction of expenses by investment adviser	(5,713)
Net expenses		$15,741,777
Net investment income		$25,347,628
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investment transactions (net of $497,288 country tax)	$68,322,690
Foreign currency transactions	(256,761)
Net realized gain (loss) on investments and foreign currency transactions		$68,065,929
Change in unrealized appreciation (depreciation)
Investments (net of $20,586 decrease in deferred country tax)	$(93,156,497)
Translation of assets and liabilities in foreign currencies	226,027
Net unrealized gain (loss) on investments and foreign currency translation		$(92,930,470)
Net realized and unrealized gain (loss) on investments and foreign currency		$(24,864,541)
Change in net assets from operations		$483,087

See Notes to Financial Statements

17

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 5/31
	2008	2007
Change in net assets
From operations
Net investment income	$25,347,628	$15,443,910
Net realized gain (loss) on investments and foreign currency transactions	68,065,929	98,062,428
Net unrealized gain (loss) on investments and foreign currency translation	(92,930,470)	75,117,990
Change in net assets from operations	$483,087	$188,624,328
Distributions declared to shareholders
From net investment income
Class A	$(4,163,742)	$(4,219,110)
Class B	(246,737)	(546,084)
Class C	(449,617)	(610,409)
Class I	(9,934,913)	(7,014,342)
Class W	(22,966)	(2,081)
From net realized gain on investments
Class A	(24,183,439)	(22,595,213)
Class B	(4,381,463)	(5,585,953)
Class C	(5,838,292)	(5,561,405)
Class I	(44,013,378)	(30,981,935)
Class W	(106,557)	(9,497)
Total distributions declared to shareholders	$(93,341,104)	$(77,126,029)
Change in net assets from fund share transactions	$204,978,867	$386,340,584
Total change in net assets	$112,120,850	$497,838,883
Net assets
At beginning of period	1,175,491,008	677,652,125
At end of period (including undistributed net investment income of $20,332,451 and $10,556,847, respectively)	$1,287,611,858	$1,175,491,008

See Notes to Financial Statements

18

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 5/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$32.74	$29.16	$24.20	$21.06	$16.14
Income (loss) from investment operations
Net investment income (d)	$0.63	$0.49	$0.38	$0.41	$0.13
Net realized and unrealized gain (loss) on investments and foreign currency	(0.62)	5.75	6.62	3.34	4.85
Total from investment operations	$0.01	$6.24	$7.00	$3.75	$4.98
Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.42)	$(0.21)	$(0.06)	$(0.06)
From net realized gain on investments	(2.15)	(2.24)	(1.83)	(0.55)	—
Total distributions declared to shareholders	$(2.52)	$(2.66)	$(2.04)	$(0.61)	$(0.06)
Net asset value, end of period	$30.23	$32.74	$29.16	$24.20	$21.06
Total return (%) (r)(s)(t)	(0.05)	22.17	30.04	17.89	30.88
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.45	1.49	1.63	1.68	2.04
Expenses after expense reductions (f)	1.45	1.49	1.60	1.65	1.90
Net investment income	2.03	1.61	1.41	1.78	0.67
Portfolio turnover	35	49	54	37	82
Net assets at end of period (000 Omitted)	$400,018	$386,570	$242,369	$142,789	$66,216

See Notes to Financial Statements

19

Financial Highlights – continued

Class B	Years ended 5/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$31.55	$28.19	$23.47	$20.51	$15.75
Income (loss) from investment operations
Net investment income (d)	$0.33	$0.25	$0.17	$0.21	$0.01
Net realized and unrealized gain (loss) on investments and foreign currency	(0.52)	5.57	6.45	3.30	4.75
Total from investment operations	$(0.19)	$5.82	$6.62	$3.51	$4.76
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.22)	$(0.07)	$—	$—
From net realized gain on investments	(2.15)	(2.24)	(1.83)	(0.55)	—
Total distributions declared to shareholders	$(2.27)	$(2.46)	$(1.90)	$(0.55)	$—
Net asset value, end of period	$29.09	$31.55	$28.19	$23.47	$20.51
Total return (%) (r)(s)(t)	(0.69)	21.36	29.22	17.16	30.22
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.10	2.14	2.28	2.33	2.58
Expenses after expense reductions (f)	2.10	2.14	2.25	2.30	2.44
Net investment income	1.10	0.86	0.64	0.93	0.07
Portfolio turnover	35	49	54	37	82
Net assets at end of period (000 Omitted)	$51,764	$79,000	$70,758	$57,356	$37,076

See Notes to Financial Statements

20

Financial Highlights – continued

Class C	Years ended 5/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$30.89	$27.67	$23.14	$20.24	$15.55
Income (loss) from investment operations
Net investment income (d)	$0.36	$0.28	$0.18	$0.29	$0.03
Net realized and unrealized gain (loss) on investments and foreign currency	(0.54)	5.43	6.34	3.16	4.68
Total from investment operations	$(0.18)	$5.71	$6.52	$3.45	$4.71
Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.25)	$(0.16)	$—	$(0.02)
From net realized gain on investments	(2.15)	(2.24)	(1.83)	(0.55)	—
Total distributions declared to shareholders	$(2.32)	$(2.49)	$(1.99)	$(0.55)	$(0.02)
Net asset value, end of period	$28.39	$30.89	$27.67	$23.14	$20.24
Total return (%) (r)(s)(t)	(0.69)	21.36	29.27	17.09	30.27
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.10	2.14	2.28	2.33	2.58
Expenses after expense reductions (f)	2.10	2.14	2.25	2.30	2.44
Net investment income	1.22	0.96	0.68	1.29	0.14
Portfolio turnover	35	49	54	37	82
Net assets at end of period (000 Omitted)	$76,841	$91,372	$62,896	$35,808	$13,322

See Notes to Financial Statements

21

Financial Highlights – continued

Class I	Years ended 5/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$33.71	$29.94	$24.75	$21.52	$16.45
Income (loss) from investment operations
Net investment income (d)	$0.77	$0.64	$0.60	$0.79	$0.18
Net realized and unrealized gain (loss) on investments and foreign currency	(0.64)	5.88	6.68	3.12	5.01
Total from investment operations	$0.13	$6.52	$7.28	$3.91	$5.19
Less distributions declared to shareholders
From net investment income	$(0.49)	$(0.51)	$(0.26)	$(0.13)	$(0.12)
From net realized gain on investments	(2.15)	(2.24)	(1.83)	(0.55)	—
Total distributions declared to shareholders	$(2.64)	$(2.75)	$(2.09)	$(0.68)	$(0.12)
Net asset value, end of period	$31.20	$33.71	$29.94	$24.75	$21.52
Total return (%) (r)(s)	0.31	22.56	30.54	18.23	31.57
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.10	1.14	1.28	1.34	1.58
Expenses after expense reductions (f)	1.10	1.14	1.25	1.31	1.44
Net investment income	2.43	2.04	2.17	3.32	0.80
Portfolio turnover	35	49	54	37	82
Net assets at end of period (000 Omitted)	$756,900	$617,518	$301,533	$87,707	$627

See Notes to Financial Statements

22

Financial Highlights – continued

Class W	Years ended 5/31
	2008	2007	2006 (i)
Net asset value, beginning of period	$32.75	$29.16	$30.18
Income (loss) from investment operations
Net investment income (d)	$0.60	$0.89	$0.20
Net realized and unrealized gain (loss) on investments and foreign currency	(0.51)	5.43	(1.22	)(g)
Total from investment operations	$0.09	$6.32	$(1.02)
Less distributions declared to shareholders
From net investment income	$(0.46)	$(0.49)	$—
From net realized gain on investments	(2.15)	(2.24)	—
Total distributions declared to shareholders	$(2.61)	$(2.73)	$—
Net asset value, end of period	$30.23	$32.75	$29.16
Total return (%) (r)(s)	0.22	22.48	(3.38	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.21	1.24	1.37	(a)
Expenses after expense reductions (f)	1.21	1.24	1.35	(a)
Net investment income	2.04	3.22	8.00	(a)
Portfolio turnover	35	49	54
Net assets at end of period (000 Omitted)	$2,089	$1,031	$97

Any redemption fees charged by the fund during the 2004 and 2005 fiscal years resulted in a per share impact of less than $0.01.

(a)	Annualized.
(d)	Per share data are based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable
(g)	The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class’ inception, May 1, 2006 (Class W) through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.

See Notes to Financial Statements

23

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS International Value Fund (the fund) is a series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In March 2008, FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (the “Standard”) was issued, and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. This Standard provides enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Management is evaluating the application of the Standard to the fund, and has not at this time determined the impact, if any, resulting from the adoption of this Standard on the fund’s financial statements.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by an independent pricing service on the market or exchange on which such securities are primarily

24

Notes to Financial Statements – continued

traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from independent pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

25

Notes to Financial Statements – continued

In September 2006, FASB Statement No. 157, Fair Value Measurements (the “Statement”) was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the fund’s financial statements.

Repurchase Agreements – The fund may enter into repurchase agreements with institutions that the fund’s investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury and federal agency obligations in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is

26

Notes to Financial Statements – continued

received from the Borrower, and is allocated between the fund and the lending agent. Net income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At May 31, 2008, the value of securities loaned was $173,682,122. These loans were collateralized by cash of $179,539,784 and U.S. Treasury obligations of $1,024,136.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended May 31, 2008, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“the Interpretation”) on the first day of the fund’s fiscal year. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or

27

Notes to Financial Statements – continued

expected to be taken in a tax return. There was no impact resulting from the adoption of this Interpretation on the fund’s financial statements. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. It is the fund’s policy to record interest and penalty charges on underpaid taxes associated with its tax positions as interest expense and miscellaneous expense, respectively. No such charges were recorded in the current financial statements. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals, foreign currency transactions, treating a portion of the proceeds from redemptions as a distribution for tax purposes, and foreign taxes.

The tax character of distributions declared to shareholders is as follows:

	5/31/08	5/31/07
Ordinary income (including any short-term capital gains)	$49,341,934	$35,757,154
Long-term capital gain	43,999,170	41,368,875
Total distributions	$93,341,104	$77,126,029

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/08
Cost of investments	$1,397,868,745
Gross appreciation	143,336,965
Gross depreciation	(87,051,041)
Net unrealized appreciation (depreciation)	$56,285,924
Undistributed ordinary income	25,333,812
Undistributed long-term capital gain	51,629,751
Other temporary differences	(551,110)

28

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1 billion of average daily net assets	0.80%
Average daily net assets in excess of $2 billion	0.70%

The management fee incurred for the year ended May 31, 2008 was equivalent to an annual effective rate of 0.88% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of certain other fees and expenses, such that total annual fund operating expenses do not exceed the following rates annually of the fund’s average daily net assets with respect to each class:

Class A	Class B	Class C	Class I	Class W
1.80%	2.45%	2.45%	1.45%	1.55%

This written agreement may be rescinded only upon consent of the fund’s Board of Trustees. The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that operating expenses do not exceed 0.40% annually of the fund’s average daily net assets. This written agreement will continue through September 30, 2008 unless changed or rescinded by the fund’s Board of Trustees. For the year ended May 31, 2008, the fund’s actual operating expenses did not exceed these limits and therefore, the investment adviser did not pay any portion of the fund’s expenses.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $46,156 for the year ended May 31, 2008, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

29

Notes to Financial Statements – continued

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate	Service Fee Rate	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	0.10%	0.25%	0.35%	0.35%	$1,279,054
Class B	0.75%	0.25%	1.00%	1.00%	638,559
Class C	0.75%	0.25%	1.00%	1.00%	829,453
Class W	0.10%	—	0.10%	0.10%	1,839
Total Distribution and Service Fees					$2,748,905

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees up to these annual percentage rates of each class’ average daily net assets.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2008 based on each class’ average daily net assets.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2008, were as follows:

Amount
Class A	$89
Class B	59,161
Class C	13,946

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended May 31, 2008, the fee was $371,370, which equated to 0.0315% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended May 31, 2008, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $567,481.

Under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and each underlying fund in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund

30

Notes to Financial Statements – continued

may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the year ended May 31, 2008, these costs for the fund amounted to $554,456 and are reflected in the shareholder servicing costs on the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on average daily net assets. The fund’s annual fixed amount is $17,500.

The administrative services fee incurred for the year ended May 31, 2008 was equivalent to an annual effective rate of 0.0150% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC. The fund has an unfunded, defined benefit plan for certain retired independent trustees which resulted in a pension expense of $273. This amount is included in independent trustees’ compensation for the year ended May 31, 2008. The liability for deferred retirement benefits payable to certain retired independent trustees amounted to $2,985 at May 31, 2008, and is included in payable for independent trustees’ compensation.

Other – This fund and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. For the year ended May 31, 2008, the fee paid by the fund to Tarantino LLC was $7,851 and is included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund to Tarantino LLC in the amount of $5,713, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO.

31

Notes to Financial Statements – continued

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $552,911,558 and $404,809,092, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 5/31/08		Year ended 5/31/07
	Shares	Amount	Shares	Amount
Shares sold
Class A	6,027,765	$184,023,698	6,082,241	$185,926,511
Class B	232,919	6,990,030	909,137	26,615,431
Class C	508,611	14,915,461	1,095,499	31,866,513
Class I	5,803,975	185,103,005	7,456,999	234,965,757
Class W	136,809	4,177,258	27,855	875,917
	12,710,079	$395,209,452	15,571,731	$480,250,129
Shares issued to shareholders in reinvestment of distributions
Class A	786,868	$24,030,937	744,054	$22,462,996
Class B	135,977	4,008,595	177,344	5,174,907
Class C	147,300	4,237,815	147,333	4,209,308
Class I	1,698,459	53,450,507	1,205,244	37,410,779
Class W	4,232	129,076	384	11,578
	2,772,836	$85,856,930	2,274,359	$69,269,568
Shares reacquired
Class A	(5,389,101)	$(166,518,538)	(3,329,464)	$(101,888,050)
Class B	(1,093,454)	(32,531,010)	(1,092,834)	(32,139,412)
Class C	(907,349)	(26,449,633)	(558,050)	(16,171,952)
Class I	(1,561,887)	(47,684,895)	(417,129)	(12,977,255)
Class W	(103,422)	(2,903,439)	(76)	(2,444)
	(9,055,213)	$(276,087,515)	(5,397,553)	$(163,179,113)
Net change
Class A	1,425,532	$41,536,097	3,496,831	$106,501,457
Class B	(724,558)	(21,532,385)	(6,353)	(349,074)
Class C	(251,438)	(7,296,357)	684,782	19,903,869
Class I	5,940,547	190,868,617	8,245,114	259,399,281
Class W	37,619	1,402,895	28,163	885,051
	6,427,702	$204,978,867	12,448,537	$386,340,584

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the

32

Notes to Financial Statements – continued

MFS International Diversification Fund was the owner of record of approximately 54% of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended May 31, 2008, the fund’s commitment fee and interest expense were $4,723 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

33

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust X and Shareholders of MFS International Value Fund:

We have audited the accompanying statement of assets and liabilities of MFS International Value Fund (the Fund) (one of the portfolios comprising MFS Series Trust X), including the portfolio of investments, as of May 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS International Value Fund at May 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 17, 2008

34

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of July 1, 2008, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Harvard Business School (education), Senior Lecturer (since 2008); Secretary of Economic Affairs, The Commonwealth of Massachusetts (January 2002 to December 2002); Fidelity Investments, Vice Chairman (June 2000 to December 2001); Fidelity Management & Research Company (investment adviser), President (March 1997 to July 2001); Bell Canada Enterprises (telecommunications), Director; Medtronic, Inc. (medical technology), Director; Telesat (satellite communications), Director (until 2007)
INDEPENDENT TRUSTEES
J. Atwood Ives (born 5/01/36)	Trustee and Chair of Trustees	February 1992	Private investor; KeySpan Corporation (energy related services), Director until 2004; Woodstock Corporation (investment advisory firm), Director until 2003
Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

35

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	August 1993	Brigham and Women’s Hospital, Chief of Cardiac Surgery (2005); Harvard Medical School, Professor of Cardiac Surgery; Physician Director of Medical Device Technology for Partners HealthCare
David H. Gunning (born 5/30/42)	Trustee	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Portman Limited (mining), Director (since 2005); Encinitos Ventures (private investment company), Principal (1997 to April 2001); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant (since 1998); Capital Entertainment Management Company (video franchise), Vice Chairman (since 1998); Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until May 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer
(until May 2001)
Lawrence T. Perera (born 6/23/35)	Trustee	July 1981	Hemenway & Barnes (attorneys), Partner
J. Dale Sherratt (born 9/23/38)	Trustee	August 1993	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner (since 1993); Cambridge Nutraceuticals (professional nutritional products), Chief Executive Officer (until May 2001)

36

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Retired (since 1999); PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); Consultant to investment company industry (since 2000); TT International Funds (mutual fund complex), Trustee (2000 until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (2000 until 2005)
OFFICERS
Robert J. Manning (k) (born 10/20/63)	President	March 2008	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Maria F. Dwyer (k) (born 12/01/58)	Treasurer	March 2008	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (prior to March 2004); MFS Group of Funds, President (November 2005 – March 2008)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since April 2003); Kirkpatrick & Lockhart LLP (law firm), Associate (prior to April 2003)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2006); Special Counsel (prior to April 2006); Dechert LLP (law firm), Counsel (prior to December 2004)

37

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (prior to June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President and Chief Compliance Officer (September 2004 to August 2005), Senior Attorney (prior to September 2004); John Hancock Group of Funds, Vice President and Chief Compliance Officer (September 2004 to December 2004)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (prior to May 2005)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Assistant Vice President and Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (May 2005 to April 2006); John Hancock Advisers, LLC, Attorney and Assistant Secretary (prior to May 2005)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005); John Hancock Group of Funds, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005)

38

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (prior to June 2004)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (prior to January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (April 2003 to June 2004); David L. Babson & Co. (investment adviser), Managing Director, Chief Administrative Officer and Director (prior to March 2003)
Richard S. Weiztel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2007); Vice President and Senior Counsel (since May 2004); Massachusetts Department of Business and Technology, General Counsel (February 2003 to April 2004); Massachusetts Office of the Attorney General, Assistant Attorney General (April 2001 to February 2003); Ropes and Gray, Associate (prior to April 2001)
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

39

Trustees and Officers – continued

(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Butler, Gutow, Sherratt and Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Trust’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2008, the Trustees served as board members of 100 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	State Street Bank and Trust Company 225 Franklin Street, Boston, MA 02110
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Ernst & Young LLP 200 Clarendon Street, Boston, MA 02116
Portfolio Manager
Barnaby Wiener

40

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the Fund’s investment advisory agreement is available by clicking on the Fund’s name under “Select a fund” on the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2007 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2008 income tax forms in January 2009. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

The fund designates $48,071,720 as capital gain dividends during the fiscal year.

Income derived from foreign sources was $28,604,080. The fund intends to pass through foreign tax credits of $2,599,376 for the fiscal year.

41

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

42

CONTACT US

Web site
mfs.com

MFS TALK
1-800-637-8255
24 hours a day

Account service and literature

Shareholders
1-800-225-2606
8 a.m. to 8 p.m. ET

Investment professionals
1-800-343-2829
8 a.m. to 8 p.m. ET

Retirement plan services
1-800-637-1255
8 a.m. to 8 p.m. ET

Mailing address
MFS Service Center, Inc.
P.O. Box 55824
Boston, MA 02205-5824

Overnight mail
MFS Service Center, Inc.
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809

Go paperless with **eDelivery**: Arrange to have MFS® send prospectuses, reports, and proxies directly to your e-mail inbox. You'll get timely information and less clutter in your mailbox (not to mention help your fund save printing and postage costs).

Sign up: If your account is registered with us, simply go to **mfs.com**, log in to your account via MFS® Access, and select the eDelivery sign up options.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

M F S®
INVESTMENT MANAGEMENT

MFS
INVESTMENT MANAGEMENT

SSW
NE
NNE

5/31/08 Annual report

AAF-ANN-5/08

MFS® Conservative Allocation Fund

MFS® Moderate Allocation Fund

MFS® Growth Allocation Fund

MFS® Aggressive Growth Allocation Fund

SIPC Contact Information: You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE •

NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT •

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

LETTER FROM THE CEO

Dear Shareholders:

Negative headlines tend to resonate during difficult markets, and we certainly have had more than our share of tough news recently. As a result consumer, and particularly investor, sentiment are at all-time lows. That said, I do think it is helpful to remember there are always silver linings in the storm clouds if you look hard enough.

Through all of the challenges we have faced, there are some positive underlying trends. In the United States, for example, institutional traders and credit market followers are just now showing increasing signs of confidence and are beginning to take on more risk. At the corporate level, earnings continue to be relatively strong as companies have reduced labor costs, controlled inventories, and relied less on debt to finance expansion. More broadly, low interest rates and strong demand for consumer goods and industrial equipment are good signs for the global economy.

While I do not mean to minimize the risks inherent in today’s markets, periods such as these allow the talented fund managers and research analysts we have at MFS® to test their convictions, reevaluate existing positions, and identify new investment ideas. Our investment process also includes a significant risk management component, with constant attention paid to monitoring market risk, so we can do our best to minimize any surprises to your portfolio.

For investors, this is a great time to check in with your advisor and make sure you have a sound investment plan in place — one that can keep your hard-earned money working over the long term through a strategy that involves asset allocation, diversification, and periodic portfolio rebalancing and reviews. A plan tailored to your distinct needs and goals continues to be the best approach to help you take advantage of the inevitable challenges — and opportunities — that present themselves over time.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

July 15, 2008

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

MFS® Conservative Allocation Fund

Portfolio target allocation

Portfolio actual allocation

Portfolio holdings
MFS Limited Maturity Fund	19.8%
MFS Research Bond Fund	19.8%
MFS Research Fund	15.1%
MFS Value Fund	15.1%
MFS Money Market Fund	9.9%
MFS Government Securities Fund	9.9%
MFS Core Growth Fund	5.1%
MFS Research International Fund	5.1%
Cash & Other Net Assets	0.2%

MFS® Moderate Allocation Fund

Portfolio target allocation

Portfolio actual allocation

Portfolio holdings
MFS Research Bond Fund	19.7%
MFS Research Fund	15.1%
MFS Value Fund	15.0%
MFS Core Growth Fund	10.1%
MFS Research International Fund	10.1%
MFS Government Securities Fund	9.8%
MFS Mid Cap Growth Fund	5.1%
MFS Mid Cap Value Fund	5.1%
MFS High Income Fund	5.0%
MFS Money Market Fund	4.9%
Cash & Other Net Assets	0.1%

MFS® Growth Allocation Fund

Portfolio target allocation

Portfolio actual allocation

Portfolio holdings
MFS Core Growth Fund	15.1%
MFS Research International Fund	15.1%
MFS Value Fund	14.9%
MFS Mid Cap Growth Fund	10.2%
MFS Mid Cap Value Fund	10.1%
MFS Research Fund	10.0%
MFS Research Bond Fund	9.7%
MFS International New Discovery Fund	5.1%
MFS High Income Fund	5.0%
MFS Government Securities Fund	4.8%
Cash & Other Net Assets (o)	0.0%

(o)	Less than 0.1%

Percentages are based on net assets as of 5/31/08.

The portfolio is actively managed and current holdings may be different.

Portfolio Composition – continued

MFS® Aggressive Growth Allocation Fund

Portfolio target allocation

Portfolio actual allocation

Portfolio holdings
MFS Core Growth Fund	20.0%
MFS Mid Cap Growth Fund	15.2%
MFS Mid Cap Value Fund	15.0%
MFS Value Fund	14.8%
MFS International New Discovery Fund	10.0%
MFS Research International Fund	10.0%
MFS Research Fund	9.9%
MFS New Discovery Fund	5.1%
Cash & Other Net Assets (o)	0.0%

(o)	Less than 0.1%

Percentages are based on net assets as of 5/31/08.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

The U.S. economy and financial markets experienced significant deterioration and heightened volatility over the reporting period. U.S. economic growth slowed significantly in the fourth quarter of 2007 and first quarter of 2008. Headwinds included accelerated deterioration in the housing market, subdued corporate investment, a markedly weaker job market, and a tighter credit environment as banks sought to repair balance sheets. During the period, the climax of the credit turmoil occurred in mid March as the Federal Reserve backstopped the distressed sale of failing Bear Stearns to JPMorgan. While reasonably resilient, parts of the global economy and financial system experienced some spillover from the U.S. slowdown. Japanese and European growth slowed over the reporting period and international financial markets were adversely affected by U.S. mortgage and structured product losses.

In the face of this financial and economic turmoil, most global central banks were forced to inject liquidity and to reassess their tightening biases as government bond yields declined and credit spreads widened. During the second half of the reporting period, the U.S. Federal Reserve Board began an aggressive rate cutting campaign, while the U.S. federal government moved quickly to design and implement a modest fiscal stimulus package. Although the Bank of England and the Bank of Canada also cut rates, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged.

By the end of the reporting period, bond yields, credit spreads, and equity valuations implied market expectations consistent with the view that the most intense period of credit dislocation was behind us. Nonetheless, the markets continued to price in further financial and economic weakening, albeit of a less tumultuous nature. At the same time, the focus of global markets shifted to the dilemma of persistently rising energy and food prices. Many global central banks, especially in emerging markets, hiked interest rates as measures of inflation (e.g., consumer, producer, imported, headline, and core) rose to secular highs.

MFS® Conservative Allocation Fund

Summary of results

For the twelve months ended May 31, 2008, Class A shares of the MFS Conservative Allocation Fund provided a total return of 2.05%, at net asset value. This compares with a return of 6.89% for the fund’s benchmark, the Lehman Brothers U.S. Aggregate Bond Index. The fund’s blended benchmark (MFS Conservative Allocation Fund Blended Index), which is comprised of 35% Standard & Poor’s 500 Stock Index, 5% MSCI EAFE Index, 50% Lehman Brothers U.S. Aggregate Bond Index, and 10% Lehman Brothers Three-Month U.S. Treasury Bill Index, returned 1.42%.

Detractors from performance

Allocations to equity funds, which underperformed fixed income over the time period, held back performance relative to the blended benchmark. The principal detractor was the MFS Value Fund.

Contributors to performance

The fund benefited from its allocations to fixed income funds. The principal contributors to relative performance were our investments in the MFS Government Securities Fund, the MFS Research Bond Fund, and the MFS Limited Maturity Fund. In addition, strong relative performance within our equity funds that outperformed their respective market segments had a positive impact on performance.

MFS® Moderate Allocation Fund

Summary of results

For the twelve months ended May 31, 2008, Class A shares of the MFS Moderate Allocation Fund provided a total return of 0.69%, at net asset value. This compares with a return of –6.70% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index. The fund’s blended benchmark (MFS Moderate Allocation Fund Blended Index), which is comprised of 50% Standard & Poor’s 500 Stock Index, 10% MSCI EAFE Index, 35% Lehman Brothers U.S. Aggregate Bond Index, and 5% Lehman Brothers Three-Month U.S. Treasury Bill Index, returned –0.91%.

Contributors to performance

During the reporting period, the fund benefited from its allocations to fixed income funds. The principal contributors to performance relative to the blended benchmark were our investments in the MFS Research Bond Fund and the MFS Government Securities Fund. In addition, strong relative performance within our equity funds that outperformed their respective market segments had a positive impact on performance.

Detractors from performance

Principal detractors from performance relative to the blended benchmark were the fund’s allocations to equity funds, which underperformed fixed income over the time period. The fund’s primary detractors were the MFS Value Fund and the MFS Mid Cap Value Fund.

Management Review – continued

MFS® Growth Allocation Fund

Summary of results

For the twelve months ended May 31, 2008, Class A shares of the MFS Growth Allocation Fund provided a total return of –0.77%, at net asset value. This compares with a return of –6.70% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index. The fund’s blended benchmark (MFS Growth Allocation Fund Blended Index), which is comprised of 60% Standard & Poor’s 500 Stock Index, 20% MSCI EAFE Index, and 20% Lehman Brothers U.S. Aggregate Bond Index, returned –3.00%.

Contributors to performance

The principal contributors to performance relative to the blended benchmark were the fund’s investments in several domestic growth and international large capitalization funds. These included the MFS Core Growth Fund and the MFS Research International Fund. Allocations to fixed income funds, which included the MFS Research Bond Fund and the MFS Government Securities Fund, also aided relative returns.

Detractors from performance

Principal detractors from performance relative to the blended benchmark were the fund’s allocations to several domestic equity funds, most notably the MFS Mid Cap Value Fund, which underperformed fixed income and international funds over the time period.

MFS® Aggressive Growth Allocation Fund

Summary of results

For the twelve months ended May 31, 2008, Class A shares of the MFS Aggressive Growth Allocation Fund provided a total return of –2.50%, at net asset value. This compares with a return of –6.70% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index. The fund’s blended benchmark (MFS Aggressive Growth Allocation Fund Blended Index), which is comprised of 80% Standard & Poor’s 500 Stock Index and 20% MSCI EAFE Index, returned –5.73%.

Contributors to performance

The leading contributors to performance relative to the blended benchmark were our investments in large capitalization domestic growth and international funds. These included the MFS Core Growth Fund, the MFS Research International Fund, and the MFS Research Fund.

Detractors from performance

Principal detractors from performance relative to the blended benchmark were the fund’s allocations to domestic value equity funds, most notably the MFS Mid Cap Value Fund, which underperformed other market segments such as the growth and international funds.

Respectfully,

Joseph Flaherty

Portfolio Manager

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

Note to Shareholders: At the close of business on April 18, 2008, Class R shares and Class R2 shares converted into Class R3 shares.

Following this conversion, Class R3, Class R4, and Class R5 shares were renamed Class R2, Class R3 and Class R4 shares, respectively.

PERFORMANCE SUMMARY THROUGH 5/31/08

The following charts illustrate a representative class of each fund’s historical performance in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmark comparisons are unmanaged; do not reflect sales charges, commissions or expenses; and cannot be invested in directly. (See Notes to Performance Summary).

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

MFS® CONSERVATIVE ALLOCATION FUND

Growth of a hypothetical $10,000 investment (t)

Average annual total returns through 5/31/08

Without sales charge

Share class	Class inception date	1-yr	5-yr	Life (t)
A	6/28/02	2.05%	6.58%	6.14%
B	6/28/02	1.43%	5.90%	5.46%
C	6/28/02	1.42%	5.89%	5.47%
I	6/28/02	2.39%	6.96%	6.53%
R1	4/01/05	1.32%	5.84%	5.42%
R2 (formerly R3)	10/31/03	1.79%	6.21%	5.73%
R3 (formerly R4)	4/01/05	2.14%	6.59%	6.14%
R4 (formerly R5)	4/01/05	2.32%	6.76%	6.29%
529A	7/31/02	1.84%	6.32%	5.90%
529B	7/31/02	1.23%	5.64%	5.21%
529C	7/31/02	1.18%	5.63%	5.22%

Comparative benchmarks

Lehman Brothers U.S. Aggregate Bond Index (f)	6.89%	3.83%	4.97%
MFS Conservative Allocation Fund Blended Index (f)(w)	1.42%	6.71%	6.52%

Performance Summary – continued

With sales charge

Share class	1-yr	5-yr	Life (t)
A With Initial Sales Charge (5.75%)	(3.82)%	5.33%	5.09%
B With CDSC (Declining over six years from 4% to 0%) (x)	(2.46)%	5.58%	5.33%
C With CDSC (1% for 12 months) (x)	0.45%	5.89%	5.47%
529A With Initial Sales Charge (5.75%)	(4.01)%	5.07%	4.85%
529B With CDSC (Declining over six years from 4% to 0%) (x)	(2.65)%	5.32%	5.08%
529C With CDSC (1% for 12 months) (x)	0.21%	5.63%	5.22%

Class I, R1, R2, R3 and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the commencement of the fund’s investment operations, June 28, 2002, through the stated period end.
(w)	Comprised of the following indices: Standard & Poor’s 500 Stock Index (35%), MSCI EAFE (Europe, Australasia, Far East) Index (5%), Lehman Brothers U.S. Aggregate Bond Index (50%), Lehman Brothers Three-Month U.S. Treasury Bill Index (10%).
(x)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

MFS® MODERATE ALLOCATION FUND

Growth of a hypothetical $10,000 investment (t)

Average annual total returns through 5/31/08

Without sales charge

Share class	Class inception date	1-yr	5-yr	Life (t)
A	6/28/02	0.69%	8.81%	8.00%
B	6/28/02	0.03%	8.10%	7.33%
C	6/28/02	(0.03)%	8.09%	7.32%
I	6/28/02	1.04%	9.19%	8.41%
R1	4/01/05	(0.05)%	8.03%	7.26%
R2 (formerly R3)	10/31/03	0.47%	8.42%	7.60%
R3 (formerly R4)	4/01/05	0.71%	8.79%	7.97%
R4 (formerly R5)	4/01/05	1.01%	8.98%	8.13%
529A	7/31/02	0.44%	8.53%	7.74%
529B	7/31/02	(0.18)%	7.84%	7.07%
529C	7/31/02	(0.21)%	7.83%	7.08%

Comparative benchmarks

Standard & Poor’s 500 Stock Index (f)	(6.70)%	9.77%	7.96%
MFS Moderate Allocation Fund Blended Index (f)(w)	(0.91)%	8.41%	7.59%

With sales charge

A With Initial Sales Charge (5.75%)	(5.10)%	7.53%	6.92%
B With CDSC (Declining over six years from 4% to 0%) (x)	(3.78)%	7.80%	7.21%
C With CDSC (1% for 12 months) (x)	(0.98)%	8.09%	7.32%
529A With Initial Sales Charge (5.75%)	(5.34)%	7.25%	6.66%
529B With CDSC (Declining over six years from 4% to 0%) (x)	(4.00)%	7.54%	6.95%
529C With CDSC (1% for 12 months) (x)	(1.16)%	7.83%	7.08%

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems, Inc.
(t)	For the period from the commencement of the fund’s investment operations, June 28, 2002, through the stated period end.
(w)	Comprised of the following indices: Standard & Poor’s 500 Stock Index (50%), MSCI EAFE (Europe, Australasia, Far East) Index (10%), Lehman Brothers U.S. Aggregate Bond Index (35%), Lehman Brothers U.S. Three-Month Treasury Bill Index (5%)
(x)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

MFS® GROWTH ALLOCATION FUND

Growth of a hypothetical $10,000 investment (t)

Average annual total returns through 5/31/08

Without sales charge

Share class	Class inception date	1-yr	5-yr	Life (t)
A	6/28/02	(0.77)%	11.28%	9.75%
B	6/28/02	(1.41)%	10.54%	9.03%
C	6/28/02	(1.37)%	10.54%	9.03%
I	6/28/02	(0.41)%	11.66%	10.12%
R1	4/01/05	(1.49)%	10.48%	8.97%
R2 (formerly R3)	10/31/03	(0.95)%	10.86%	9.29%
R3 (formerly R4)	4/01/05	(0.73)%	11.25%	9.73%
R4 (formerly R5)	4/01/05	(0.48)%	11.47%	9.91%
529A	7/31/02	(0.91)%	10.99%	9.49%
529B	7/31/02	(1.56)%	10.29%	8.74%
529C	7/31/02	(1.61)%	10.28%	8.75%

Comparative benchmarks

Standard & Poor’s 500 Stock Index (f)	(6.70)%	9.77%	7.96%
MFS Growth Allocation Fund Blended Index (f)(w)	(3.00)%	10.59%	8.96%

With sales charge

A With Initial Sales Charge (5.75%)	(6.47)%	9.97%	8.65%
B With CDSC (Declining over six years from 4% to 0%) (x)	(5.12)%	10.27%	8.92%
C With CDSC (1% for 12 months) (x)	(2.30)%	10.54%	9.03%
529A With Initial Sales Charge (5.75%)	(6.61)%	9.69%	8.40%
529B With CDSC (Declining over six years from 4% to 0%) (x)	(5.27)%	10.01%	8.63%
529C With CDSC (1% for 12 months) (x)	(2.54)%	10.28%	8.75%

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the commencement of the fund’s investment operations, June 28, 2002, through the stated period end.
(w)	Comprised of the following indices: Standard & Poor’s 500 Stock Index (60%), MSCI EAFE (Europe, Australasia, Far East) Index (20%), Lehman Brothers U.S. Aggregate Bond Index (20%).
(x)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

MFS® AGGRESSIVE GROWTH ALLOCATION FUND

Growth of a hypothetical $10,000 investment (t)

Average annual total returns through 5/31/08

Without sales charge

Share class	Class inception date	1-yr	5-yr	Life (t)
A	6/28/02	(2.50)%	12.53%	10.23%
B	6/28/02	(3.11)%	11.79%	9.56%
C	6/28/02	(3.13)%	11.79%	9.54%
I	6/28/02	(2.13)%	12.93%	10.64%
R1	4/01/05	(3.21)%	11.73%	9.51%
R2 (formerly R3)	10/31/03	(2.77)%	12.13%	9.84%
R3 (formerly R4)	4/01/05	(2.47)%	12.51%	10.21%
R4 (formerly R5)	4/01/05	(2.24)%	12.71%	10.38%
529A	7/31/02	(2.78)%	12.25%	10.00%
529B	7/31/02	(3.32)%	11.52%	9.25%
529C	7/31/02	(3.37)%	11.53%	9.29%

Comparative benchmarks

Standard & Poor’s 500 Stock Index (f)	(6.70)%	9.77%	7.96%
MFS Aggressive Growth Allocation Fund Blended Index (f)(w)	(5.73)%	11.74%	9.43%

With sales charge

A With Initial Sales Charge (5.75%)	(8.11)%	11.21%	9.14%
B With CDSC (Declining over six years from 4% to 0%) (x)	(6.77)%	11.53%	9.45%
C With CDSC (1% for 12 months) (x)	(4.05)%	11.79%	9.54%
529A With Initial Sales Charge (5.75%)	(8.37)%	10.93%	8.91%
529B With CDSC (Declining over six years from 4% to 0%) (x)	(6.98)%	11.26%	9.14%
529C With CDSC (1% for 12 months) (x)	(4.28)%	11.53%	9.29%

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems, Inc.
(t)	For the period from the commencement of the fund’s investment operations, June 28, 2002, through the stated period end.
(w)	Comprised of the following indices: Standard & Poor’s 500 Stock Index (80%), MSCI EAFE (Europe, Australasia, Far East) Index (20%).
(x)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

Benchmark Definitions

Lehman Brothers Three-Month U.S. Treasury Bill Index – is comprised of the U.S. Treasury Bill issue with a remaining maturity closest to 3 months, as of the last day of each month. The return of this one issue over the course of a month will be the return for the U.S. Treasury 3 Month Bellwether Index. The single-issue index will reset at the end of each month to include the specific U.S. Treasury issue which closest meets the 3-month-to-maturity parameter.

Lehman Brothers U.S. Aggregate Bond Index – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index – a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Performance for class R3, R4 and 529A shares includes the performance of each fund’s class A shares for periods prior to their offering. Performance for class R1, R2 and 529B shares includes the performance of each fund’s class B shares for periods prior to their offering. Performance for class 529C shares includes the performance of each fund’s class C shares for periods prior to their offering. This blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the share class to which it is blended, and lower performance for share classes with lower operating expenses than the share class to which it is blended.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers each fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

EXPENSE TABLES

Fund expenses borne by the shareholders during the period, December 1, 2007 through May 31, 2008

As a shareholder of the funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including distribution and service (12b-1) fees; and other fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2007 through May 31, 2008.

Actual expenses

The first line for each share class in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each share class in the following tables provides information about hypothetical account values and hypothetical expenses based on each fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

In addition to the fees and expenses which each fund bears directly, each fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which each fund invests. Because the underlying funds have varied expenses and fee levels and each fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the funds will vary. If these indirect costs were included, your costs would have been higher.

Expense Tables – continued

MFS® CONSERVATIVE ALLOCATION FUND

Class		Annualized Expense Ratio	Beginning Account Value 12/01/07	Ending Account Value 5/31/08	Expenses Paid During Period (p) 12/01/07-5/31/08
A	Actual	0.41%	$1,000.00	$995.19	$2.05
	Hypothetical (h)	0.41%	$1,000.00	$1,022.95	$2.07
B	Actual	1.06%	$1,000.00	$992.00	$5.28
	Hypothetical (h)	1.06%	$1,000.00	$1,019.70	$5.35
C	Actual	1.06%	$1,000.00	$991.84	$5.28
	Hypothetical (h)	1.06%	$1,000.00	$1,019.70	$5.35
I	Actual	0.06%	$1,000.00	$996.40	$0.30
	Hypothetical (h)	0.06%	$1,000.00	$1,024.70	$0.30
R1	Actual	1.11%	$1,000.00	$991.46	$5.53
	Hypothetical (h)	1.11%	$1,000.00	$1,019.45	$5.60
R2 (formerly R3)	Actual	0.58%	$1,000.00	$993.79	$2.89
	Hypothetical (h)	0.58%	$1,000.00	$1,022.10	$2.93
R3 (formerly R4)	Actual	0.33%	$1,000.00	$995.90	$1.65
	Hypothetical (h)	0.33%	$1,000.00	$1,023.35	$1.67
R4 (formerly R5)	Actual	0.08%	$1,000.00	$996.29	$0.40
	Hypothetical (h)	0.08%	$1,000.00	$1,024.60	$0.40
529A	Actual	0.61%	$1,000.00	$993.81	$3.04
	Hypothetical (h)	0.61%	$1,000.00	$1,021.95	$3.08
529B	Actual	1.26%	$1,000.00	$990.70	$6.27
	Hypothetical (h)	1.26%	$1,000.00	$1,018.70	$6.36
529C	Actual	1.26%	$1,000.00	$990.15	$6.27
	Hypothetical (h)	1.26%	$1,000.00	$1,018.70	$6.36

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the funds bear directly, the funds indirectly bear a pro rata share of the fees and expenses of the underlying funds in which the funds invest. If these indirect costs were included, your costs would have been higher.

Expense Changes Impacting the Table

Effective January 1, 2008 the fund’s Class R2 (formerly Class R3), Class R3 (formerly Class R4), and Class R4 (formerly Class R5) retirement plan administration and services fee was terminated (as described in Note 3 of the Notes to the Financial Statements). Had this fee change been in effect throughout the entire six month period, the annualized expense ratios would have been 0.56%, 0.31%, and 0.06% for Class R2, Class R3, and Class R4 shares, respectively; the actual expenses paid during the period would have been approximately $2.79, $1.55, and $0.30 for Class R2, Class R3, and Class R4 shares, respectively; and the hypothetical expenses paid during the period would have been approximately $2.83, $1.57, and $0.30 for Class R2, Class R3, and Class R4 shares, respectively.

Effective March 1, 2008 the fund’s Class R1 retirement plan administration and services fee was terminated and the Class R1 distribution fee was increased (as described in Note 3 of the Notes to the Financial Statements). Had these fee changes been in effect throughout the entire six month period, the annualized expense ratio would have been 1.06%; the actual expenses paid during the period would have been approximately $5.28; and the hypothetical expenses paid during the period would have been approximately $5.35.

Effective April 1, 2008 the fund’s Class 529A, Class 529B, and Class 529C shares program manager fee was reduced (as described in Note 3 of the Notes to Financial Statements). Had this fee change been in effect throughout the entire six month period, the annualized expense ratio would have been 0.51%, 1.16%, and 1.16% for Class 529A, Class 529B, and Class 529C shares, respectively; the actual expenses paid during the period would have been approximately $2.54, $5.77, and $5.77 for Class 529A, Class 529B, and Class 529C shares, respectively; and the hypothetical expenses paid during the period would have been approximately $2.58, $5.86, and $5.86 for Class 529A, Class 529B, and Class 529C shares, respectively.

Expense Tables – continued

MFS® MODERATE ALLOCATION FUND

Class		Annualized Expense Ratio	Beginning Account Value 12/01/07	Ending Account Value 5/31/08	Expenses Paid During Period (p) 12/01/07-5/31/08
A	Actual	0.39%	$1,000.00	$991.60	$1.94
	Hypothetical (h)	0.39%	$1,000.00	$1,023.05	$1.97
B	Actual	1.04%	$1,000.00	$988.39	$5.17
	Hypothetical (h)	1.04%	$1,000.00	$1,019.80	$5.25
C	Actual	1.04%	$1,000.00	$987.84	$5.17
	Hypothetical (h)	1.04%	$1,000.00	$1,019.80	$5.25
I	Actual	0.04%	$1,000.00	$993.19	$0.20
	Hypothetical (h)	0.04%	$1,000.00	$1,024.80	$0.20
R1	Actual	1.09%	$1,000.00	$987.43	$5.42
	Hypothetical (h)	1.09%	$1,000.00	$1,019.55	$5.50
R2 (formerly R3)	Actual	0.56%	$1,000.00	$990.62	$2.79
	Hypothetical (h)	0.56%	$1,000.00	$1,022.20	$2.83
R3 (formerly R4)	Actual	0.32%	$1,000.00	$991.70	$1.59
	Hypothetical (h)	0.32%	$1,000.00	$1,023.40	$1.62
R4 (formerly R5)	Actual	0.06%	$1,000.00	$992.65	$0.30
	Hypothetical (h)	0.06%	$1,000.00	$1,024.70	$0.30
529A	Actual	0.59%	$1,000.00	$989.72	$2.93
	Hypothetical (h)	0.59%	$1,000.00	$1,022.05	$2.98
529B	Actual	1.24%	$1,000.00	$986.89	$6.16
	Hypothetical (h)	1.24%	$1,000.00	$1,018.80	$6.26
529C	Actual	1.24%	$1,000.00	$986.62	$6.16
	Hypothetical (h)	1.24%	$1,000.00	$1,018.80	$6.26

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the funds bear directly, the funds indirectly bear a pro rata share of the fees and expenses of the underlying funds in which the funds invest. If these indirect costs were included, your costs would have been higher.

Expense Changes Impacting the Table

Effective January 1, 2008 the fund’s Class R2 (formerly Class R3), Class R3 (formerly Class R4), and Class R4 (formerly Class R5) retirement plan administration and services fee was terminated (as described in Note 3 of the Notes to the Financial Statements). Had this fee change been in effect throughout the entire six month period, the annualized expense ratios would have been 0.54%, 0.29%, and 0.04% for Class R2, Class R3, and Class R4 shares, respectively; the actual expenses paid during the period would have been approximately $2.69, $1.44, and $0.20 for Class R2, Class R3, and Class R4 shares, respectively; and the hypothetical expenses paid during the period would have been approximately $2.73, $1.47, and $0.20 for Class R2, Class R3, and Class R4 shares, respectively.

Effective March 1, 2008 the fund’s Class R1 retirement plan administration and services fee was terminated and the Class R1 distribution fee was increased (as described in Note 3 of the Notes to the Financial Statements). Had these fee changes been in effect throughout the entire six month period, the annualized expense ratio would have been 1.04%; the actual expenses paid during the period would have been approximately $5.17; and the hypothetical expenses paid during the period would have been approximately $5.25.

Effective April 1, 2008 the fund’s Class 529A, Class 529B, and Class 529C shares program manager fee was reduced (as described in Note 3 of the Notes to Financial Statements). Had this fee change been in effect throughout the entire six month period, the annualized expense ratio would have been 0.49%, 1.14%, and 1.14% for Class 529A, Class 529B, and Class 529C shares, respectively; the actual expenses paid during the period would have been approximately $2.44, $5.67, and $5.66 for Class 529A, Class 529B, and Class 529C shares, respectively; and the hypothetical expenses paid during the period would have been approximately $2.48, $5.76, and $5.76 for Class 529A, Class 529B, and Class 529C shares, respectively.

Expense Tables – continued

MFS® GROWTH ALLOCATION FUND

Class		Annualized Expense Ratio	Beginning Account Value 12/01/07	Ending Account Value 5/31/08	Expenses Paid During Period (p) 12/01/07-5/31/08
A	Actual	0.40%	$1,000.00	$987.42	$1.99
	Hypothetical (h)	0.40%	$1,000.00	$1,023.00	$2.02
B	Actual	1.05%	$1,000.00	$984.68	$5.21
	Hypothetical (h)	1.05%	$1,000.00	$1,019.75	$5.30
C	Actual	1.05%	$1,000.00	$984.44	$5.21
	Hypothetical (h)	1.05%	$1,000.00	$1,019.75	$5.30
I	Actual	0.05%	$1,000.00	$989.81	$0.25
	Hypothetical (h)	0.05%	$1,000.00	$1,024.75	$0.25
R1	Actual	1.10%	$1,000.00	$984.44	$5.46
	Hypothetical (h)	1.10%	$1,000.00	$1,019.50	$5.55
R2 (formerly R3)	Actual	0.57%	$1,000.00	$987.34	$2.83
	Hypothetical (h)	0.57%	$1,000.00	$1,022.15	$2.88
R3 (formerly R4)	Actual	0.33%	$1,000.00	$988.35	$1.64
	Hypothetical (h)	0.33%	$1,000.00	$1,023.35	$1.67
R4 (formerly R5)	Actual	0.07%	$1,000.00	$989.02	$0.35
	Hypothetical (h)	0.07%	$1,000.00	$1,024.65	$0.35
529A	Actual	0.60%	$1,000.00	$987.19	$2.98
	Hypothetical (h)	0.60%	$1,000.00	$1,022.00	$3.03
529B	Actual	1.25%	$1,000.00	$983.78	$6.20
	Hypothetical (h)	1.25%	$1,000.00	$1,018.75	$6.31
529C	Actual	1.25%	$1,000.00	$983.88	$6.20
	Hypothetical (h)	1.25%	$1,000.00	$1,018.75	$6.31

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the funds bear directly, the funds indirectly bear a pro rata share of the fees and expenses of the underlying funds in which the funds invest. If these indirect costs were included, your costs would have been higher.

Expense Changes Impacting the Table

Effective January 1, 2008 the fund’s Class R2 (formerly Class R3), Class R3 (formerly Class R4), and Class R4 (formerly Class R5) retirement plan administration and services fee was terminated (as described in Note 3 of the Notes to the Financial Statements). Had this fee change been in effect throughout the entire six month period, the annualized expense ratios would have been 0.55%, 0.30%, and 0.05% for Class R2, Class R3, and Class R4 shares, respectively; the actual expenses paid during the period would have been approximately $2.73, $1.49, and $0.25 for Class R2, Class R3, and Class R4 shares, respectively; and the hypothetical expenses paid during the period would have been approximately $2.78, $1.52, and $0.25 for Class R2, Class R3, and Class R4 shares, respectively.

Effective March 1, 2008 the fund’s Class R1 retirement plan administration and services fee was terminated and the Class R1 distribution fee was increased (as described in Note 3 of the Notes to the Financial Statements). Had these fee changes been in effect throughout the entire six month period, the annualized expense ratio would have been 1.05%; the actual expenses paid during the period would have been approximately $5.21; and the hypothetical expenses paid during the period would have been approximately $5.30.

Effective April 1, 2008 the fund’s Class 529A, Class 529B, and Class 529C shares program manager fee was reduced (as described in Note 3 of the Notes to Financial Statements). Had this fee change been in effect throughout the entire six month period, the annualized expense ratio would have been 0.50%, 1.15%, and 1.15% for Class 529A, Class 529B, and Class 529C shares, respectively; the actual expenses paid during the period would have been approximately $2.49, $5.71, and $5.71 for Class 529A, Class 529B, and Class 529C shares, respectively; and the hypothetical expenses paid during the period would have been approximately $2.53, $5.81, and $5.81 for Class 529A, Class 529B, and Class 529C shares, respectively.

Expense Tables – continued

MFS® AGGRESSIVE GROWTH ALLOCATION FUND

Class		Annualized Expense Ratio	Beginning Account Value 12/01/07	Ending Account Value 5/31/08	Expenses Paid During Period (p) 12/01/07-5/31/08
A	Actual	0.42%	$1,000.00	$985.26	$2.08
	Hypothetical (h)	0.42%	$1,000.00	$1,022.90	$2.12
B	Actual	1.07%	$1,000.00	$981.53	$5.30
	Hypothetical (h)	1.07%	$1,000.00	$1,019.65	$5.40
C	Actual	1.07%	$1,000.00	$981.34	$5.30
	Hypothetical (h)	1.07%	$1,000.00	$1,019.65	$5.40
I	Actual	0.07%	$1,000.00	$986.60	$0.35
	Hypothetical (h)	0.07%	$1,000.00	$1,024.65	$0.35
R1	Actual	1.11%	$1,000.00	$981.31	$5.50
	Hypothetical (h)	1.11%	$1,000.00	$1,019.45	$5.60
R2 (formerly R3)	Actual	0.59%	$1,000.00	$983.86	$2.93
	Hypothetical (h)	0.59%	$1,000.00	$1,022.05	$2.98
R3 (formerly R4)	Actual	0.34%	$1,000.00	$985.02	$1.69
	Hypothetical (h)	0.34%	$1,000.00	$1,023.30	$1.72
R4 (formerly R5)	Actual	0.08%	$1,000.00	$986.73	$0.40
	Hypothetical (h)	0.08%	$1,000.00	$1,024.60	$0.40
529A	Actual	0.62%	$1,000.00	$983.65	$3.07
	Hypothetical (h)	0.62%	$1,000.00	$1,021.90	$3.13
529B	Actual	1.27%	$1,000.00	$980.72	$6.29
	Hypothetical (h)	1.27%	$1,000.00	$1,018.65	$6.41
529C	Actual	1.27%	$1,000.00	$980.87	$6.29
	Hypothetical (h)	1.27%	$1,000.00	$1,018.65	$6.41

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the funds bear directly, the funds indirectly bear a pro rata share of the fees and expenses of the underlying funds in which the funds invest. If these indirect costs were included, your costs would have been higher.

Expense Changes Impacting the Table

Effective January 1, 2008 the fund’s Class R2 (formerly Class R3), Class R3 (formerly Class R4), and Class R4 (formerly Class R5) retirement plan administration and services fee was terminated (as described in Note 3 of the Notes to the Financial Statements). Had this fee change been in effect throughout the entire six month period, the annualized expense ratios would have been 0.57%, 0.32%, and 0.07% for Class R2, Class R3, and Class R4 shares, respectively; the actual expenses paid during the period would have been approximately $2.83, $1.59, and $0.35 for Class R2, Class R3, and Class R4 shares, respectively; and the hypothetical expenses paid during the period would have been approximately $2.88, $1.62, and $0.35 for Class R2, Class R3, and Class R4 shares, respectively.

Effective March 1, 2008 the fund’s Class R1 retirement plan administration and services fee was terminated and the Class R1 distribution fee was increased (as described in Note 3 of the Notes to the Financial Statements). Had these fee changes been in effect throughout the entire six month period, the annualized expense ratio would have been 1.07%; the actual expenses paid during the period would have been approximately $5.30; and the hypothetical expenses paid during the period would have been approximately $5.40.

Effective April 1, 2008 the fund’s Class 529A, Class 529B, and Class 529C shares program manager fee was reduced (as described in Note 3 of the Notes to Financial Statements). Had this fee change been in effect throughout the entire six month period, the annualized expense ratio would have been 0.52%, 1.17%, and 1.17% for Class 529A, Class 529B, and Class 529C shares, respectively; the actual expenses paid during the period would have been approximately $2.58, $5.80, and $5.80 for Class 529A, Class 529B, and Class 529C shares, respectively; and the hypothetical expenses paid during the period would have been approximately $2.63, $5.91, and $5.91 for Class 529A, Class 529B, and Class 529C shares, respectively.

PORTFOLIOS OF INVESTMENTS

5/31/08

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

MFS® CONSERVATIVE ALLOCATION FUND

Mutual Funds - 99.8%
Issuer	Shares/Par	Value ($)
MFS Core Growth Fund - Class I	1,959,318	$39,695,789
MFS Government Securities Fund - Class I	8,014,466	76,938,877
MFS Limited Maturity Fund - Class I	24,786,224	154,913,899
MFS Money Market Fund	77,550,258	77,550,258
MFS Research Bond Fund - Class I	15,913,500	154,201,812
MFS Research Fund - Class I	4,436,669	118,281,605
MFS Research International Fund - Class I	1,992,969	39,680,007
MFS Value Fund - Class I	4,569,745	117,533,836
Total Investments (Identified Cost, $711,848,474)		$778,796,083

Other Assets, Less Liabilities - 0.2%		1,351,499
Net Assets - 100.0%		$780,147,582

MFS® MODERATE ALLOCATION FUND

Mutual Funds - 99.9%
Issuer	Shares/Par	Value ($)
MFS Core Growth Fund - Class I	11,348,309	$229,916,739
MFS Government Securities Fund - Class I	23,174,984	222,479,846
MFS High Income Fund - Class I	31,693,670	113,780,275
MFS Mid Cap Growth Fund - Class I (a)	11,064,737	116,290,382
MFS Mid Cap Value Fund - Class I	8,735,409	114,783,277
MFS Money Market Fund	112,288,254	112,288,254
MFS Research Bond Fund - Class I	46,131,864	447,017,766
MFS Research Fund - Class I	12,830,742	342,067,588
MFS Research International Fund - Class I	11,484,157	228,649,574
MFS Value Fund - Class I	13,212,996	339,838,269
Total Investments (Identified Cost, $1,966,985,335)		$2,267,111,970

Other Assets, Less Liabilities - 0.1%		2,000,155
Net Assets - 100.0%		$2,269,112,125

See Portfolio Footnotes and Notes to Financial Statements

Portfolio of Investments – continued

MFS® GROWTH ALLOCATION FUND

Mutual Funds - 100.0%
Issuer	Shares/Par	Value ($)
MFS Core Growth Fund - Class I	20,237,875	$410,019,339
MFS Government Securities Fund - Class I	13,669,967	131,231,681
MFS High Income Fund - Class I	37,577,871	134,904,558
MFS International New Discovery Fund - Class I	5,471,235	137,163,854
MFS Mid Cap Growth Fund - Class I (a)	26,415,727	277,629,287
MFS Mid Cap Value Fund - Class I	20,736,964	272,483,706
MFS Research Bond Fund - Class I	27,200,575	263,573,575
MFS Research Fund - Class I	10,165,452	271,010,949
MFS Research International Fund - Class I	20,552,155	409,193,401
MFS Value Fund - Class I	15,653,135	402,598,624
Total Investments (Identified Cost, $2,317,045,174)		$2,709,808,974

Other Assets, Less Liabilities - 0.0%		169,057
Net Assets - 100.0%		$2,709,978,031

MFS® AGGRESSIVE GROWTH ALLOCATION FUND

Mutual Funds - 99.9%
Issuer	Shares/Par	Value ($)
MFS Core Growth Fund - Class I	12,804,926	$259,427,805
MFS International New Discovery Fund - Class I	5,188,389	130,072,922
MFS Mid Cap Growth Fund - Class I (a)	18,764,620	197,216,156
MFS Mid Cap Value Fund - Class I	14,804,454	194,530,526
MFS New Discovery Fund - Class I	3,302,150	65,283,513
MFS Research Fund - Class I	4,822,355	128,563,986
MFS Research International Fund - Class I	6,491,672	129,249,195
MFS Value Fund - Class I	7,472,448	192,191,358
Total Mutual Funds (Identified Cost, $1,077,756,123)		$1,296,535,461

Short-Term Obligations - 0.1%
General Electric Capital Corp., 2.35%, due 6/02/08, at Amortized Cost and Value (y)	$726,000	$725,953
Total Investments (Identified Cost, $1,078,482,076)		$1,297,261,414

Other Assets, Less Liabilities - 0.0%		(158,731)
Net Assets - 100.0%		$1,297,102,683

Portfolio Footnotes:

(a)	Non-income producing security.
(y)	The rate shown represents an annualized yield at time of purchase.

See Notes to Financial Statements

Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

At 5/31/08

These statements represent each fund’s balance sheet, which details the assets and liabilities comprising the total value of each fund.

	MFS® Conservative Allocation Fund	MFS® Moderate Allocation Fund	MFS® Growth Allocation Fund	MFS® Aggressive Growth Allocation Fund
Assets
Investments –
Underlying funds, at value (Identified cost, $711,848,474, $1,966,985,335, $2,317,045,174, and $1,077,756,123, respectively)	$778,796,083	$2,267,111,970	$2,709,808,974	$1,296,535,461
Short-term holdings, at amortized cost and value	—	—	—	725,953
Total investments, at value (identified cost, $711,848,474, $1,966,985,335, $2,317,045,174, and $1,078,482,076, respectively)	$778,796,083	$2,267,111,970	$2,709,808,974	$1,297,261,414
Cash	—	—	—	3
Receivable for investments sold	256,640	1,818,726	1,835,871	459,527
Receivable for fund shares sold	2,512,864	3,597,379	4,208,610	1,609,504
Dividends receivable	1,727,463	3,811,703	2,530,737	—
Other assets	6,079	20,845	32,146	24,056
Total assets	$783,299,129	$2,276,360,623	$2,718,416,338	$1,299,354,504

Liabilities
Payable to custodian	$37,446	$207,463	$861,979	$—
Payable for investments purchased	2,292,832	4,325,757	3,752,297	206,367
Payable for fund shares reacquired	667,024	2,403,158	3,468,287	1,824,590
Payable to affiliates
Shareholder servicing costs	310	641	621	439
Distribution and service fees	39,074	115,639	138,098	58,403
Administrative services fee	94	94	84	94
Program manager fee	431	685	904	674
Accrued expenses and other liabilities	114,336	195,061	216,037	161,254
Total liabilities	$3,151,547	$7,248,498	$8,438,307	$2,251,821
Net assets	$780,147,582	$2,269,112,125	$2,709,978,031	$1,297,102,683

Net assets consist of
Paid-in capital	$699,581,959	$1,929,619,160	$2,258,082,455	$1,050,771,279
Unrealized appreciation (depreciation) on investments	66,947,609	300,126,635	392,763,800	218,779,338
Accumulated net realized gain (loss) on investments	2,129,471	7,758,947	28,022,814	15,824,616
Undistributed net investment income	11,488,543	31,607,383	31,108,962	11,727,450
Net assets	$780,147,582	$2,269,112,125	$2,709,978,031	$1,297,102,683
Net assets
Class A	$285,816,832	$855,064,045	$1,051,511,619	$469,635,684
Class B	150,268,395	497,161,325	593,660,909	219,017,138
Class C	146,793,880	424,551,287	503,816,446	190,963,277
Class I	31,454,915	48,814,594	67,823,472	60,291,141
Class R1	14,562,965	33,921,250	41,443,389	26,091,775
Class R2 (formerly Class R3)	53,613,217	153,326,079	169,705,392	97,409,983
Class R3 (formerly Class R4)	23,001,155	106,642,709	99,982,541	57,128,552
Class R4 (formerly Class R5)	22,020,401	65,840,975	71,252,991	93,828,349
Class 529A	28,934,713	40,969,372	55,012,770	45,509,272
Class 529B	7,063,064	25,444,475	34,860,914	24,236,531
Class 529C	16,618,045	17,376,014	20,907,588	12,990,981
Total net assets	$780,147,582	$2,269,112,125	$2,709,978,031	$1,297,102,683

Statements of Assets and Liabilities – continued

	MFS® Conservative Allocation Fund	MFS® Moderate Allocation Fund	MFS® Growth Allocation Fund	MFS® Aggressive Growth Allocation Fund

Shares of beneficial interest outstanding
Class A	23,391,516	62,891,333	70,508,330	29,731,330
Class B	12,407,440	36,997,322	40,376,694	14,067,219
Class C	12,150,972	31,647,756	34,317,983	12,278,749
Class I	2,555,353	3,553,833	4,514,954	3,776,220
Class R1	1,225,974	2,567,425	2,872,039	1,703,175
Class R2 (formerly Class R3)	4,479,291	11,452,005	11,576,806	6,263,870
Class R3 (formerly Class R4)	1,892,304	7,881,674	6,741,917	3,636,483
Class R4 (formerly Class R5)	1,801,507	4,841,045	4,774,100	5,938,820
Class 529A	2,379,698	3,025,118	3,710,797	2,895,954
Class 529B	588,218	1,906,421	2,389,980	1,573,087
Class 529C	1,386,738	1,301,403	1,434,875	843,550
Total shares of beneficial interest outstanding	64,259,011	168,065,335	183,218,475	82,708,457
Class A shares
Net asset value per share (net assets/shares of beneficial interest outstanding)	$12.22	$13.60	$14.91	$15.80
Offering price per share (100/94.25 × net asset value per share)	$12.97	$14.43	$15.82	$16.76
Class B shares
Net asset value and offering price per share (net assets/shares of beneficial interest outstanding)	$12.11	$13.44	$14.70	$15.57
Class C shares
Net asset value and offering price per share (net assets/shares of beneficial interest outstanding)	$12.08	$13.41	$14.68	$15.55
Class I shares
Net asset value, offering price, and redemption price per share (net assets/shares of beneficial interest outstanding)	$12.31	$13.74	$15.02	$15.97
Class R1 shares
Net asset value, offering price, and redemption price per share (net assets/shares of beneficial interest outstanding)	$11.88	$13.21	$14.43	$15.32
Class R2 shares (formerly Class R3 shares)
Net asset value, offering price, and redemption price per share (net assets/shares of beneficial interest outstanding)	$11.97	$13.39	$14.66	$15.55
Class R3 shares (formerly Class R4 shares)
Net asset value, offering price, and redemption price per share (net assets/shares of beneficial interest outstanding)	$12.16	$13.53	$14.83	$15.71
Class R4 shares (formerly Class R5 shares)
Net asset value, offering price, and redemption price per share (net assets/shares of beneficial interest outstanding)	$12.22	$13.60	$14.92	$15.80

Statements of Assets and Liabilities – continued

	MFS® Conservative Allocation Fund	MFS® Moderate Allocation Fund	MFS® Growth Allocation Fund	MFS® Aggressive Growth Allocation Fund
Class 529A shares
Net asset value per share (net assets/shares of beneficial interest outstanding)	$12.16	$13.54	$14.83	$15.71
Offering price per share (100/94.25 × net asset value per share)	$12.90	$14.37	$15.73	$16.67
Class 529B shares
Net asset value and offering price per share (net assets/shares of beneficial interest outstanding)	$12.01	$13.35	$14.59	$15.41
Class 529C shares
Net asset value and offering price per share (net assets/shares of beneficial interest outstanding)	$11.98	$13.35	$14.57	$15.40

On sales of $50,000 or more, the offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares.

See Notes to Financial Statements

Financial Statements

STATEMENTS OF OPERATIONS

Year ended 5/31/08

These statements describe how much each fund earned in investment income and accrued in expenses. They also describe any gains or losses generated by each fund’s operations.

	MFS® Conservative Allocation Fund	MFS® Moderate Allocation Fund	MFS® Growth Allocation Fund	MFS® Aggressive Growth Allocation Fund
Net investment income
Dividends from underlying funds	$25,957,025	$63,038,665	$52,555,882	$10,142,197
Interest	86,876	145,131	83,160	50,469
Total investment income	$26,043,901	$63,183,796	$52,639,042	$10,192,666
Expenses
Distribution and service fees	4,637,450	14,268,136	17,103,651	7,263,456
Program manager fees	109,040	178,085	236,187	185,263
Shareholder servicing costs	173,422	480,182	585,783	177,413
Administrative services fee	17,500	17,500	17,500	17,500
Retirement plan administration and services fees	79,159	275,588	302,185	212,076
Independent trustees’ compensation	18,843	49,962	51,820	29,959
Custodian fee	119,921	163,818	155,863	157,281
Shareholder communications	65,751	189,858	281,096	160,961
Auditing fees	28,325	28,325	28,725	28,725
Legal fees	11,636	33,637	42,278	20,808
Miscellaneous	153,203	309,072	331,692	248,798
Total expenses	$5,414,250	$15,994,163	$19,136,780	$8,502,240
Fees paid indirectly	(342)	(229)	(184)	(802)
Reduction of expenses by investment adviser	(3,667)	(10,971)	(13,154)	(6,308)
Net expenses	$5,410,241	$15,982,963	$19,123,442	$8,495,130
Net investment income	$20,633,660	$47,200,833	$33,515,600	$1,697,536

Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investment transactions from underlying funds	$3,655,299	$7,290,912	$6,664,227	$1,081,715
Capital gain distributions from underlying funds	14,382,338	73,205,566	146,801,513	89,877,823
Net realized gain (loss) on investments	$18,037,637	$80,496,478	$153,465,740	$90,959,538
Change in unrealized appreciation (depreciation) on investments	$(24,028,840)	$(119,676,589)	$(217,943,641)	$(131,866,372)
Net realized and unrealized gain (loss) on investments	$(5,991,203)	$(39,180,111)	$(64,477,901)	$(40,906,834)
Change in net assets from operations	$14,642,457	$8,020,722	$(30,962,301)	$(39,209,298)

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

Year ended 5/31/08

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	MFS® Conservative Allocation Fund	MFS® Moderate Allocation Fund	MFS® Growth Allocation Fund	MFS® Aggressive Growth Allocation Fund
Change in net assets

From operations
Net investment income	$20,633,660	$47,200,833	$33,515,600	$1,697,536
Net realized gain (loss) on investments	18,037,637	80,496,478	153,465,740	90,959,538
Net unrealized gain (loss) on investments	(24,028,840)	(119,676,589)	(217,943,641)	(131,866,372)
Change in net assets from operations	$14,642,457	$8,020,722	$(30,962,301)	$(39,209,298)

Distributions declared to shareholders
From net investment income
Class A	$(8,415,940)	$(21,615,226)	$(23,771,075)	$(7,412,203)
Class B	(3,274,337)	(10,337,533)	(9,764,045)	(1,970,142)
Class C	(3,114,014)	(8,625,449)	(8,261,335)	(1,765,751)
Class I	(887,029)	(1,312,042)	(1,665,840)	(1,159,213)
Class R (b)	(48,165)	(75,364)	—	—
Class R1	(327,034)	(667,621)	(778,285)	(312,289)
Former Class R2 (b)	(135,332)	(495,046)	(611,258)	(166,918)
Class R2 (formerly Class R3)	(1,069,799)	(2,739,501)	(2,676,303)	(1,138,324)
Class R3 (formerly Class R4)	(602,810)	(2,689,631)	(2,227,171)	(905,409)
Class R4 (formerly Class R5)	(573,684)	(1,315,964)	(1,694,510)	(1,651,404)
Class 529A	(737,227)	(825,078)	(1,062,520)	(609,059)
Class 529B	(120,137)	(382,802)	(486,687)	(170,718)
Class 529C	(330,123)	(313,204)	(301,480)	(97,427)
From net realized gain on investments
Class A	(6,024,697)	(25,958,571)	(45,746,887)	(23,306,954)
Class B	(3,108,528)	(15,654,818)	(27,176,876)	(11,429,974)
Class C	(2,869,945)	(12,951,874)	(22,404,030)	(9,709,225)
Class I	(565,750)	(1,411,308)	(2,763,571)	(2,959,559)
Class R (b)	(71,210)	(229,945)	(366,096)	(212,891)
Class R1	(250,631)	(915,446)	(1,679,108)	(1,198,635)
Former Class R2 (b)	(101,439)	(620,714)	(1,255,768)	(575,519)
Class R2 (formerly Class R3)	(779,807)	(3,403,283)	(5,257,787)	(3,714,420)
Class R3 (formerly Class R4)	(421,091)	(3,211,335)	(4,221,139)	(2,768,084)
Class R4 (formerly Class R5)	(376,122)	(1,479,131)	(2,895,386)	(4,431,030)
Class 529A	(570,302)	(1,138,841)	(2,249,727)	(2,216,869)
Class 529B	(108,221)	(739,789)	(1,492,741)	(1,262,507)
Class 529C	(327,759)	(539,599)	(914,546)	(645,074)
Total distributions declared to shareholders	$(35,211,133)	$(119,649,115)	$(171,724,171)	$(81,789,598)
Change in net assets from fund share transactions	$57,637,699	$72,544,708	$95,007,609	$60,227,924
Total change in net assets	$37,069,023	$(39,083,685)	$(107,678,863)	$(60,770,972)

Net assets
At beginning of period	743,078,559	2,308,195,810	2,817,656,894	1,357,873,655
At end of period	$780,147,582	$2,269,112,125	$2,709,978,031	$1,297,102,683
Undistributed net investment income included in net assets at end of period	$11,488,543	$31,607,383	$31,108,962	$11,727,450

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following the conversion, Class R3 shares were renamed Class R2 shares.

See Notes to Financial Statements

Statement of Changes in Net Assets – continued

Year ended 5/31/07	MFS® Conservative Allocation Fund	MFS® Moderate Allocation Fund	MFS® Growth Allocation Fund	MFS® Aggressive Growth Allocation Fund
Change in net assets

From operations
Net investment income (loss)	$18,156,013	$40,165,946	$25,648,890	$(310,531)
Net realized gain (loss) on investments	10,645,213	41,090,867	68,990,789	34,076,086
Net unrealized gain (loss) on investments	48,750,120	228,218,933	350,856,728	205,718,948
Change in net assets from operations	$77,551,346	$309,475,746	$445,496,407	$239,484,503

Distributions declared to shareholders
From net investment income
Class A	$(8,047,361)	$(20,557,504)	$(19,623,520)	$(3,475,635)
Class B	(3,754,475)	(10,115,361)	(8,705,356)	(437,356)
Class C	(3,071,528)	(8,137,718)	(6,824,020)	(386,606)
Class I	(694,264)	(1,257,611)	(1,379,795)	(605,082)
Class R	(469,391)	(1,400,417)	(1,124,813)	(184,017)
Class R1	(59,481)	(206,875)	(166,644)	(35,069)
Class R2	(35,553)	(162,313)	(221,722)	(28,117)
Class R3	(289,774)	(847,800)	(736,355)	(159,837)
Class R4	(210,040)	(1,488,164)	(1,015,812)	(233,983)
Class R5	(448,669)	(999,752)	(869,654)	(706,907)
Class 529A	(603,102)	(760,420)	(743,059)	(211,796)
Class 529B	(55,385)	(349,595)	(350,466)	—
Class 529C	(273,988)	(271,993)	(212,205)	(2,883)
From net realized gain on investments
Class A	(3,273,325)	(9,825,340)	(14,528,490)	(6,945,838)
Class B	(1,978,346)	(6,524,987)	(9,419,031)	(3,780,826)
Class C	(1,604,366)	(5,183,898)	(7,266,987)	(2,931,376)
Class I	(253,775)	(530,366)	(880,116)	(859,367)
Class R	(202,039)	(714,535)	(912,656)	(482,292)
Class R1	(27,524)	(112,310)	(151,296)	(122,046)
Class R2	(15,087)	(79,252)	(175,775)	(62,097)
Class R3	(117,393)	(411,967)	(561,265)	(346,207)
Class R4	(81,356)	(683,914)	(703,163)	(400,698)
Class R5	(168,162)	(434,135)	(576,244)	(1,099,860)
Class 529A	(262,355)	(397,499)	(617,851)	(578,813)
Class 529B	(29,785)	(237,364)	(436,691)	(385,869)
Class 529C	(151,384)	(188,989)	(256,589)	(157,469)
Total distributions declared to shareholders	$(26,177,908)	$(71,880,079)	$(78,459,575)	$(24,620,046)
Change in net assets from fund share transactions	$62,533,469	$123,839,447	$259,838,799	$128,419,447
Total change in net assets	$113,906,907	$361,435,114	$626,875,631	$343,283,904

Net assets
At beginning of period	629,171,652	1,946,760,696	2,190,781,263	1,014,589,751
At end of period	$743,078,559	$2,308,195,810	$2,817,656,894	$1,357,873,655
Undistributed net investment income included in net assets at end of period	$7,115,926	$13,724,035	$5,429,461	$643,483
See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

MFS® CONSERVATIVE ALLOCATION FUND

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 5/31
Class A	2008	2007	2006	2005		2004
Net asset value, beginning of period	$12.58	$11.68	$11.41	$10.88		$10.35

Income (loss) from investment operations
Net investment income (d)	$0.38	$0.36	$0.30	$0.25		$0.24
Net realized and unrealized gain (loss) on investments	(0.12)	1.05	0.29	0.49		0.47
Total from investment operations	$0.26	$1.41	$0.59	$0.74		$0.71

Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.36)	$(0.29)	$(0.21)		$(0.18)
From net realized gain on investments	(0.26)	(0.15)	(0.03)	(0.00	)(w)	—
Total distributions declared to shareholders	$(0.62)	$(0.51)	$(0.32)	$(0.21)		$(0.18)
Net asset value, end of period	$12.22	$12.58	$11.68	$11.41		$10.88
Total return (%) (r)(t)	2.05	12.25	5.20	6.83		6.85

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.43	0.49	0.52	0.51		0.53
Expenses after expense reductions (f)(h)	0.43	0.45	0.45	0.45		0.45
Net investment income	3.04	2.96	2.55	2.28		2.24
Portfolio turnover	11	8	4	1		1
Net assets at end of period (000 Omitted)	$285,817	$298,190	$251,699	$226,530		$155,476

	Years ended 5/31
Class B	2008	2007	2006	2005		2004
Net asset value, beginning of period	$12.46	$11.57	$11.31	$10.80		$10.29

Income (loss) from investment operations
Net investment income (d)	$0.29	$0.28	$0.22	$0.18		$0.17
Net realized and unrealized gain (loss) on investments	(0.11)	1.04	0.29	0.48		0.47
Total from investment operations	$0.18	$1.32	$0.51	$0.66		$0.64

Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.28)	$(0.22)	$(0.15)		$(0.13)
From net realized gain on investments	(0.26)	(0.15)	(0.03)	(0.00	)(w)	—
Total distributions declared to shareholders	$(0.53)	$(0.43)	$(0.25)	$(0.15)		$(0.13)
Net asset value, end of period	$12.11	$12.46	$11.57	$11.31		$10.80
Total return (%) (r)(t)	1.43	11.52	4.49	6.08		6.23

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.08	1.14	1.17	1.16		1.18
Expenses after expense reductions (f)(h)	1.08	1.10	1.10	1.10		1.10
Net investment income	2.38	2.32	1.90	1.63		1.61
Portfolio turnover	11	8	4	1		1
Net assets at end of period (000 Omitted)	$150,268	$162,210	$162,941	$163,735		$134,200

See Notes to Financial Statements

Financial Highlights – continued

MFS® CONSERVATIVE ALLOCATION FUND – continued

	Years ended 5/31
Class C	2008	2007	2006	2005		2004
Net asset value, beginning of period	$12.44	$11.56	$11.30	$10.79		$10.30

Income (loss) from investment operations
Net investment income (d)	$0.29	$0.28	$0.22	$0.18		$0.17
Net realized and unrealized gain (loss) on investments	(0.11)	1.03	0.29	0.48		0.46
Total from investment operations	$0.18	$1.31	$0.51	$0.66		$0.63

Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.28)	$(0.22)	$(0.15)		$(0.14)
From net realized gain on investments	(0.26)	(0.15)	(0.03)	(0.00	)(w)	—
Total distributions declared to shareholders	$(0.54)	$(0.43)	$(0.25)	$(0.15)		$(0.14)
Net asset value, end of period	$12.08	$12.44	$11.56	$11.30		$10.79
Total return (%) (r)(t)	1.42	11.47	4.54	6.12		6.13

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.08	1.14	1.17	1.16		1.18
Expenses after expense reductions (f)(h)	1.08	1.10	1.10	1.10		1.10
Net investment income	2.37	2.32	1.90	1.63		1.60
Portfolio turnover	11	8	4	1		1
Net assets at end of period (000 Omitted)	$146,794	$139,457	$130,916	$118,003		$87,876

	Years ended 5/31
Class I	2008	2007	2006	2005		2004
Net asset value, beginning of period	$12.67	$11.75	$11.48	$10.94		$10.39

Income (loss) from investment operations
Net investment income (d)	$0.42	$0.41	$0.34	$0.30		$0.28
Net realized and unrealized gain (loss) on investments	(0.11)	1.06	0.29	0.49		0.47
Total from investment operations	$0.31	$1.47	$0.63	$0.79		$0.75

Less distributions declared to shareholders
From net investment income	$(0.41)	$(0.40)	$(0.33)	$(0.25)		$(0.20)
From net realized gain on investments	(0.26)	(0.15)	(0.03)	(0.00	)(w)	—
Total distributions declared to shareholders	$(0.67)	$(0.55)	$(0.36)	$(0.25)		$(0.20)
Net asset value, end of period	$12.31	$12.67	$11.75	$11.48		$10.94
Total return (%) (r)	2.39	12.72	5.51	7.18		7.26

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.08	0.14	0.17	0.16		0.18
Expenses after expense reductions (f)(h)	0.08	0.10	0.10	0.10		0.10
Net investment income	3.36	3.30	2.91	2.63		2.61
Portfolio turnover	11	8	4	1		1
Net assets at end of period (000 Omitted)	$31,455	$24,782	$18,158	$14,175		$9,214

See Notes to Financial Statements

Financial Highlights – continued

MFS® CONSERVATIVE ALLOCATION FUND – continued

		Years ended 5/31
Class R1		2008	2007	2006		2005 (i)
Net asset value, beginning of period		$12.31	$11.48	$11.30		$11.23

Income (loss) from investment operations
Net investment income (d)		$0.27	$0.26	$0.22		$0.02
Net realized and unrealized gain (loss) on investments		(0.10)	1.04	0.29		0.05
Total from investment operations		$0.17	$1.30	$0.51		$0.07

Less distributions declared to shareholders
From net investment income		$(0.34)	$(0.32)	$(0.30)		$—
From net realized gain on investments		(0.26)	(0.15)	(0.03)		—
Total distributions declared to shareholders		$(0.60)	$(0.47)	$(0.33)		$—
Net asset value, end of period		$11.88	$12.31	$11.48		$11.30
Total return (%) (r)		1.32	11.44	4.49		0.62	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)		1.14	1.30	1.37		1.36	(a)
Expenses after expense reductions (f)(h)		1.14	1.19	1.21		1.30	(a)
Net investment income		2.25	2.18	1.88		1.08	(a)
Portfolio turnover		11	8	4		1
Net assets at end of period (000 Omitted)		$14,563	$4,739	$1,145		$50

	Years ended 5/31
Class R2 (formerly Class R3)	2008	2007	2006	2005		2004 (i)
Net asset value, beginning of period	$12.36	$11.51	$11.29	$10.82		$10.63

Income (loss) from investment operations
Net investment income (d)	$0.33	$0.32	$0.26	$0.20		$0.11
Net realized and unrealized gain (loss) on investments	(0.10)	1.04	0.28	0.48		0.27
Total from investment operations	$0.23	$1.36	$0.54	$0.68		$0.38

Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.36)	$(0.29)	$(0.21)		$(0.19)
From net realized gain on investments	(0.26)	(0.15)	(0.03)	(0.00	)(w)	—
Total distributions declared to shareholders	$(0.62)	$(0.51)	$(0.32)	$(0.21)		$(0.19)
Net asset value, end of period	$11.97	$12.36	$11.51	$11.29		$10.82
Total return (%) (r)	1.79	12.00	4.82	6.31		3.58	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.65	0.85	0.92	0.91		0.91	(a)
Expenses after expense reductions (f)(h)	0.64	0.74	0.76	0.85		0.83	(a)
Net investment income	2.74	2.61	2.29	1.85		1.84	(a)
Portfolio turnover	11	8	4	1		1
Net assets at end of period (000 Omitted)	$53,613	$21,885	$3,004	$330		$13

See Notes to Financial Statements

Financial Highlights – continued

MFS® CONSERVATIVE ALLOCATION FUND – continued

	Years ended 5/31
Class R3 (formerly Class R4)	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$12.52	$11.65	$11.41	$11.32

Income (loss) from investment operations
Net investment income (d)	$0.37	$0.34	$0.23	$0.04
Net realized and unrealized gain (loss) on investments	(0.10)	1.06	0.36 (g)	0.05
Total from investment operations	$0.27	$1.40	$0.59	$0.09

Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.38)	$(0.32)	$—
From net realized gain on investments	(0.26)	(0.15)	(0.03)	—
Total distributions declared to shareholders	$(0.63)	$(0.53)	$(0.35)	$—
Net asset value, end of period	$12.16	$12.52	$11.65	$11.41
Total return (%) (r)	2.14	12.18	5.18	0.80	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.40	0.53	0.57	0.57	(a)
Expenses after expense reductions (f)(h)	0.40	0.49	0.50	0.51	(a)
Net investment income	3.02	2.88	2.54	1.88	(a)
Portfolio turnover	11	8	4	1
Net assets at end of period (000 Omitted)	$23,001	$13,701	$2,518	$50

	Years ended 5/31
Class R4 (formerly Class R5)	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$12.58	$11.68	$11.41	$11.32

Income (loss) from investment operations
Net investment income (d)	$0.40	$0.39	$0.29	$0.04
Net realized and unrealized gain (loss) on investments	(0.10)	1.05	0.34 (g)	0.05
Total from investment operations	$0.30	$1.44	$0.63	$0.09

Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.39)	$(0.33)	$—
From net realized gain on investments	(0.26)	(0.15)	(0.03)	—
Total distributions declared to shareholders	$(0.66)	$(0.54)	$(0.36)	$—
Net asset value, end of period	$12.22	$12.58	$11.68	$11.41
Total return (%) (r)	2.32	12.53	5.55	0.80	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.13	0.24	0.27	0.27	(a)
Expenses after expense reductions (f)(h)	0.13	0.20	0.20	0.21	(a)
Net investment income	3.29	3.22	2.76	2.18	(a)
Portfolio turnover	11	8	4	1
Net assets at end of period (000 Omitted)	$22,020	$15,512	$10,630	$50

See Notes to Financial Statements

Financial Highlights – continued

MFS® CONSERVATIVE ALLOCATION FUND – continued

	Years ended 5/31
Class 529A	2008	2007	2006	2005		2004
Net asset value, beginning of period	$12.52	$11.63	$11.37	$10.86		$10.34

Income (loss) from investment operations
Net investment income (d)	$0.34	$0.33	$0.27	$0.23		$0.21
Net realized and unrealized gain (loss) on investments	(0.10)	1.05	0.29	0.47		0.47
Total from investment operations	$0.24	$1.38	$0.56	$0.70		$0.68

Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.34)	$(0.27)	$(0.19)		$(0.16)
From net realized gain on investments	(0.26)	(0.15)	(0.03)	(0.00	)(w)	—
Total distributions declared to shareholders	$(0.60)	$(0.49)	$(0.30)	$(0.19)		$(0.16)
Net asset value, end of period	$12.16	$12.52	$11.63	$11.37		$10.86
Total return (%) (r)(t)	1.84	12.00	4.95	6.49		6.59

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.65	0.74	0.77	0.76		0.78
Expenses after expense reductions (f)(h)	0.65	0.70	0.70	0.70		0.70
Net investment income	2.80	2.71	2.31	2.02		1.99
Portfolio turnover	11	8	4	1		1
Net assets at end of period (000 Omitted)	$28,935	$26,359	$17,978	$12,840		$6,339

	Years ended 5/31
Class 529B	2008	2007	2006	2005		2004
Net asset value, beginning of period	$12.40	$11.54	$11.28	$10.77		$10.27

Income (loss) from investment operations
Net investment income (d)	$0.26	$0.24	$0.19	$0.15		$0.15
Net realized and unrealized gain (loss) on investments	(0.10)	1.04	0.29	0.48		0.46
Total from investment operations	$0.16	$1.28	$0.48	$0.63		$0.61

Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.27)	$(0.19)	$(0.12)		$(0.11)
From net realized gain on investments	(0.26)	(0.15)	(0.03)	(0.00	)(w)	—
Total distributions declared to shareholders	$(0.55)	$(0.42)	$(0.22)	$(0.12)		$(0.11)
Net asset value, end of period	$12.01	$12.40	$11.54	$11.28		$10.77
Total return (%) (r)(t)	1.23	11.24	4.25	5.84		5.90

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.29	1.39	1.42	1.41		1.43
Expenses after expense reductions (f)(h)	1.29	1.35	1.35	1.35		1.35
Net investment income	2.10	2.04	1.65	1.38		1.36
Portfolio turnover	11	8	4	1		1
Net assets at end of period (000 Omitted)	$7,063	$3,779	$2,008	$1,611		$1,320

See Notes to Financial Statements

Financial Highlights – continued

MFS® CONSERVATIVE ALLOCATION FUND – continued

	Years ended 5/31
Class 529C	2008	2007	2006	2005		2004
Net asset value, beginning of period	$12.35	$11.49	$11.25	$10.76		$10.28

Income (loss) from investment operations
Net investment income (d)	$0.26	$0.24	$0.19	$0.15		$0.14
Net realized and unrealized gain (loss) on investments	(0.11)	1.04	0.29	0.47		0.47
Total from investment operations	$0.15	$1.28	$0.48	$0.62		$0.61

Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.27)	$(0.21)	$(0.13)		$(0.13)
From net realized gain on investments	(0.26)	(0.15)	(0.03)	(0.00	)(w)	—
Total distributions declared to shareholders	$(0.52)	$(0.42)	$(0.24)	$(0.13)		$(0.13)
Net asset value, end of period	$11.98	$12.35	$11.49	$11.25		$10.76
Total return (%) (r)(t)	1.18	11.22	4.29	5.79		5.91

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.30	1.39	1.42	1.41		1.43
Expenses after expense reductions (f)(h)	1.30	1.35	1.35	1.35		1.35
Net investment income	2.15	2.06	1.66	1.37		1.32
Portfolio turnover	11	8	4	1		1
Net assets at end of period (000 Omitted)	$16,618	$14,845	$11,031	$7,522		$4,798

Any redemption fees charged by the fund during the 2005 fiscal year resulted in a per share impact of less than $0.01.

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying funds have varied expense and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(i)	For the period from the class’ inception, October 31, 2003 (Class R2) and April 1, 2005 (Classes R1, R3, and R4) through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

Financial Highlights – continued

MFS® MODERATE ALLOCATION FUND

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 5/31
Class A	2008	2007	2006	2005		2004
Net asset value, beginning of period	$14.27	$12.76	$12.21	$11.44		$10.34

Income (loss) from investment operations
Net investment income (d)	$0.33	$0.30	$0.25	$0.25		$0.20
Net realized and unrealized gain (loss) on investments	(0.23)	1.71	0.66	0.73		1.03
Total from investment operations	$0.10	$2.01	$0.91	$0.98		$1.23

Less distributions declared to shareholders
From net investment income	$(0.35)	$(0.34)	$(0.31)	$(0.21)		$(0.13)
From net realized gain on investments	(0.42)	(0.16)	(0.05)	(0.00	)(w)	—
Total distributions declared to shareholders	$(0.77)	$(0.50)	$(0.36)	$(0.21)		$(0.13)
Net asset value, end of period	$13.60	$14.27	$12.76	$12.21		$11.44
Total return (%) (r)(t)	0.69	16.02	7.50	8.53		11.94

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.41	0.46	0.47	0.48		0.51
Expenses after expense reductions (f)(h)	0.41	0.45	0.45	0.45		0.45
Net investment income	2.39	2.22	1.97	2.09		1.79
Portfolio turnover	8	6	2	0	(u)	1
Net assets at end of period (000 Omitted)	$855,064	$905,702	$773,647	$643,285		$416,219

	Years ended 5/31
Class B	2008	2007	2006	2005		2004
Net asset value, beginning of period	$14.13	$12.64	$12.10	$11.36		$10.30

Income (loss) from investment operations
Net investment income (d)	$0.24	$0.21	$0.17	$0.17		$0.13
Net realized and unrealized gain (loss) on investments	(0.23)	1.69	0.66	0.71		1.02
Total from investment operations	$0.01	$1.90	$0.83	$0.88		$1.15

Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.25)	$(0.24)	$(0.14)		$(0.09)
From net realized gain on investments	(0.42)	(0.16)	(0.05)	(0.00	)(w)	—
Total distributions declared to shareholders	$(0.70)	$(0.41)	$(0.29)	$(0.14)		$(0.09)
Net asset value, end of period	$13.44	$14.13	$12.64	$12.10		$11.36
Total return (%) (r)(t)	0.03	15.26	6.85	7.75		11.20

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.06	1.11	1.12	1.13		1.17
Expenses after expense reductions (f)(h)	1.06	1.10	1.10	1.10		1.11
Net investment income	1.74	1.58	1.32	1.44		1.15
Portfolio turnover	8	6	2	0	(u)	1
Net assets at end of period (000 Omitted)	$497,161	$559,478	$525,991	$471,665		$343,299

See Notes to Financial Statements

Financial Highlights – continued

MFS® MODERATE ALLOCATION FUND – continued

	Years ended 5/31
Class C	2008	2007	2006	2005		2004
Net asset value, beginning of period	$14.11	$12.63	$12.09	$11.36		$10.30

Income (loss) from investment operations
Net investment income (d)	$0.24	$0.21	$0.17	$0.17		$0.13
Net realized and unrealized gain (loss) on investments	(0.24)	1.68	0.66	0.70		1.03
Total from investment operations	$—	$1.89	$0.83	$0.87		$1.16

Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.25)	$(0.24)	$(0.14)		$(0.10)
From net realized gain on investments	(0.42)	(0.16)	(0.05)	(0.00	)(w)	—
Total distributions declared to shareholders	$(0.70)	$(0.41)	$(0.29)	$(0.14)		$(0.10)
Net asset value, end of period	$13.41	$14.11	$12.63	$12.09		$11.36
Total return (%) (r)(t)	(0.03)	15.22	6.90	7.67		11.28

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.06	1.11	1.12	1.13		1.17
Expenses after expense reductions (f)(h)	1.06	1.10	1.10	1.10		1.11
Net investment income	1.74	1.58	1.32	1.44		1.14
Portfolio turnover	8	6	2	0	(u)	1
Net assets at end of period (000 Omitted)	$424,551	$455,611	$408,740	$335,759		$228,905

	Years ended 5/31
Class I	2008	2007	2006	2005		2004
Net asset value, beginning of period	$14.40	$12.87	$12.30	$11.53		$10.40

Income (loss) from investment operations
Net investment income (d)	$0.38	$0.35	$0.30	$0.30		$0.24
Net realized and unrealized gain (loss) on investments	(0.23)	1.72	0.67	0.71		1.04
Total from investment operations	$0.15	$2.07	$0.97	$1.01		$1.28

Less distributions declared to shareholders
From net investment income	$(0.39)	$(0.38)	$(0.35)	$(0.24)		$(0.15)
From net realized gain on investments	(0.42)	(0.16)	(0.05)	(0.00	)(w)	—
Total distributions declared to shareholders	$(0.81)	$(0.54)	$(0.40)	$(0.24)		$(0.15)
Net asset value, end of period	$13.74	$14.40	$12.87	$12.30		$11.53
Total return (%) (r)	1.04	16.41	7.95	8.75		12.38

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.06	0.11	0.12	0.13		0.16
Expenses after expense reductions (f)(h)	0.06	0.10	0.10	0.10		0.10
Net investment income	2.74	2.57	2.32	2.46		2.17
Portfolio turnover	8	6	2	0	(u)	1
Net assets at end of period (000 Omitted)	$48,815	$44,957	$40,643	$32,927		$23,094

See Notes to Financial Statements

Financial Highlights – continued

MFS® MODERATE ALLOCATION FUND – continued

		Years ended 5/31
Class R1		2008	2007	2006		2005 (i)
Net asset value, beginning of period		$13.94	$12.54	$12.09		$12.03

Income (loss) from investment operations
Net investment income (d)		$0.22	$0.19	$0.14		$0.01
Net realized and unrealized gain (loss) on investments		(0.22)	1.67	0.68		0.05
Total from investment operations		$—	$1.86	$0.82		$0.06

Less distributions declared to shareholders
From net investment income		$(0.31)	$(0.30)	$(0.32)		$—
From net realized gain on investments		(0.42)	(0.16)	(0.05)		—
Total distributions declared to shareholders		$(0.73)	$(0.46)	$(0.37)		$—
Net asset value, end of period		$13.21	$13.94	$12.54		$12.09
Total return (%) (r)		(0.05)	15.06	6.84		0.50	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)		1.12	1.28	1.32		1.33	(a)
Expenses after expense reductions (f)(h)		1.12	1.19	1.20		1.30	(a)
Net investment income		1.66	1.46	1.18		0.57	(a)
Portfolio turnover		8	6	2		0	(u)
Net assets at end of period (000 Omitted)		$33,921	$14,507	$4,640		$52

	Years ended 5/31
Class R2 (formerly Class R3)	2008	2007	2006	2005		2004 (i)
Net asset value, beginning of period	$14.08	$12.64	$12.11	$11.39		$10.93

Income (loss) from investment operations
Net investment income (d)	$0.29	$0.25	$0.19	$0.20		$0.04
Net realized and unrealized gain (loss) on investments	(0.22)	1.68	0.69	0.72		0.56
Total from investment operations	$0.07	$1.93	$0.88	$0.92		$0.60

Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.33)	$(0.30)	$(0.20)		$(0.14)
From net realized gain on investments	(0.42)	(0.16)	(0.05)	(0.00	)(w)	—
Total distributions declared to shareholders	$(0.76)	$(0.49)	$(0.35)	$(0.20)		$(0.14)
Net asset value, end of period	$13.39	$14.08	$12.64	$12.11		$11.39
Total return (%) (r)	0.47	15.56	7.28	8.03		5.52	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.63	0.82	0.87	0.88		0.92	(a)
Expenses after expense reductions (f)(h)	0.63	0.74	0.77	0.85		0.86	(a)
Net investment income	2.15	1.86	1.59	1.68		0.94	(a)
Portfolio turnover	8	6	2	0	(u)	1
Net assets at end of period (000 Omitted)	$153,326	$68,519	$18,161	$2,763		$1,082

See Notes to Financial Statements

Financial Highlights – continued

MFS® MODERATE ALLOCATION FUND – continued

	Years ended 5/31
Class R3 (formerly Class R4)	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$14.20	$12.73	$12.20	$12.12

Income (loss) from investment operations
Net investment income (d)	$0.33	$0.29	$0.22	$0.03
Net realized and unrealized gain (loss) on investments	(0.23)	1.69	0.70	0.05
Total from investment operations	$0.10	$1.98	$0.92	$0.08

Less distributions declared to shareholders
From net investment income	$(0.35)	$(0.35)	$(0.34)	$—
From net realized gain on investments	(0.42)	(0.16)	(0.05)	—
Total distributions declared to shareholders	$(0.77)	$(0.51)	$(0.39)	$—
Net asset value, end of period	$13.53	$14.20	$12.73	$12.20
Total return (%) (r)	0.71	15.85	7.59	0.66	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.39	0.51	0.52	0.53	(a)
Expenses after expense reductions (f)(h)	0.39	0.49	0.50	0.50	(a)
Net investment income	2.41	2.15	1.78	1.37	(a)
Portfolio turnover	8	6	2	0	(u)
Net assets at end of period (000 Omitted)	$106,643	$87,814	$27,954	$50

	Years ended 5/31
Class R4 (formerly Class R5)	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$14.25	$12.75	$12.21	$12.12

Income (loss) from investment operations
Net investment income (d)	$0.36	$0.33	$0.23	$0.03
Net realized and unrealized gain (loss) on investments	(0.21)	1.70	0.71	0.06
Total from investment operations	$0.15	$2.03	$0.94	$0.09

Less distributions declared to shareholders
From net investment income	$(0.38)	$(0.37)	$(0.35)	$—
From net realized gain on investments	(0.42)	(0.16)	(0.05)	—
Total distributions declared to shareholders	$(0.80)	$(0.53)	$(0.40)	$—
Net asset value, end of period	$13.60	$14.25	$12.75	$12.21
Total return (%) (r)	1.01	16.24	7.76	0.74	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.11	0.21	0.22	0.23	(a)
Expenses after expense reductions (f)(h)	0.11	0.20	0.20	0.20	(a)
Net investment income	2.65	2.47	1.99	1.67	(a)
Portfolio turnover	8	6	2	0	(u)
Net assets at end of period (000 Omitted)	$65,841	$42,690	$28,253	$50

See Notes to Financial Statements

Financial Highlights – continued

MFS® MODERATE ALLOCATION FUND – continued

	Years ended 5/31
Class 529A	2008	2007	2006	2005		2004
Net asset value, beginning of period	$14.20	$12.71	$12.16	$11.42		$10.33

Income (loss) from investment operations
Net investment income (d)	$0.30	$0.26	$0.22	$0.22		$0.17
Net realized and unrealized gain (loss) on investments	(0.23)	1.70	0.66	0.71		1.04
Total from investment operations	$0.07	$1.96	$0.88	$0.93		$1.21

Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.31)	$(0.28)	$(0.19)		$(0.12)
From net realized gain on investments	(0.42)	(0.16)	(0.05)	(0.00	)(w)	—
Total distributions declared to shareholders	$(0.73)	$(0.47)	$(0.33)	$(0.19)		$(0.12)
Net asset value, end of period	$13.54	$14.20	$12.71	$12.16		$11.42
Total return (%) (r)(t)	0.44	15.67	7.32	8.08		11.71

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.63	0.71	0.72	0.73		0.76
Expenses after expense reductions (f)(h)	0.63	0.70	0.70	0.70		0.70
Net investment income	2.16	1.97	1.72	1.82		1.53
Portfolio turnover	8	6	2	0	(u)	1
Net assets at end of period (000 Omitted)	$40,969	$37,441	$29,414	$23,623		$13,766

	Years ended 5/31
Class 529B	2008	2007	2006	2005		2004
Net asset value, beginning of period	$14.01	$12.56	$12.04	$11.33		$10.28

Income (loss) from investment operations
Net investment income (d)	$0.20	$0.17	$0.13	$0.14		$0.10
Net realized and unrealized gain (loss) on investments	(0.22)	1.68	0.66	0.70		1.03
Total from investment operations	$(0.02)	$1.85	$0.79	$0.84		$1.13

Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.24)	$(0.22)	$(0.13)		$(0.08)
From net realized gain on investments	(0.42)	(0.16)	(0.05)	(0.00	)(w)	—
Total distributions declared to shareholders	$(0.64)	$(0.40)	$(0.27)	$(0.13)		$(0.08)
Net asset value, end of period	$13.35	$14.01	$12.56	$12.04		$11.33
Total return (%) (r)(t)	(0.18)	14.93	6.63	7.42		10.99

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.28	1.36	1.37	1.38		1.42
Expenses after expense reductions (f)(h)	1.28	1.35	1.35	1.35		1.36
Net investment income	1.51	1.32	1.07	1.18		0.86
Portfolio turnover	8	6	2	0	(u)	1
Net assets at end of period (000 Omitted)	$25,444	$22,586	$16,274	$10,673		$5,481

See Notes to Financial Statements

Financial Highlights – continued

MFS® MODERATE ALLOCATION FUND – continued

	Years ended 5/31
Class 529C	2008	2007	2006	2005		2004
Net asset value, beginning of period	$14.04	$12.58	$12.05	$11.33		$10.29

Income (loss) from investment operations
Net investment income (d)	$0.21	$0.17	$0.13	$0.14		$0.10
Net realized and unrealized gain (loss) on investments	(0.23)	1.68	0.67	0.70		1.03
Total from investment operations	$(0.02)	$1.85	$0.80	$0.84		$1.13

Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.23)	$(0.22)	$(0.12)		$(0.09)
From net realized gain on investments	(0.42)	(0.16)	(0.05)	(0.00	)(w)	—
Total distributions declared to shareholders	$(0.67)	$(0.39)	$(0.27)	$(0.12)		$(0.09)
Net asset value, end of period	$13.35	$14.04	$12.58	$12.05		$11.33
Total return (%) (r)(t)	(0.21)	14.94	6.63	7.42		10.94

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.28	1.36	1.37	1.38		1.42
Expenses after expense reductions (f)(h)	1.28	1.35	1.35	1.35		1.36
Net investment income	1.52	1.32	1.07	1.19		0.87
Portfolio turnover	8	6	2	0	(u)	1
Net assets at end of period (000 Omitted)	$17,376	$17,364	$13,978	$10,547		$6,922

Any redemption fees charged by the fund during the 2005 fiscal year resulted in a per share impact of less than $0.01.

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying funds have varied expense and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(i)	For the period from the class’ inception, October 31, 2003 (Class R2), and April 1, 2005 (Classes R1, R3, and R4) through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(t)	Total returns do not include any applicable sales charges.
(u)	Portfolio turnover is less than 1%.
(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

Financial Highlights – continued

MFS® GROWTH ALLOCATION FUND

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 5/31
Class A	2008	2007	2006	2005		2004
Net asset value, beginning of period	$16.05	$13.88	$12.87	$11.94		$10.17

Income (loss) from investment operations
Net investment income (d)	$0.23	$0.20	$0.16	$0.22		$0.12
Net realized and unrealized gain (loss) on investments	(0.34)	2.48	1.27	0.91		1.73
Total from investment operations	$(0.11)	$2.68	$1.43	$1.13		$1.85

Less distributions declared to shareholders
From net investment income	$(0.35)	$(0.29)	$(0.32)	$(0.20)		$(0.08)
From net realized gain on investments	(0.68)	(0.22)	(0.10)	(0.00	)(w)	—
Total distributions declared to shareholders	$(1.03)	$(0.51)	$(0.42)	$(0.20)		$(0.08)
Net asset value, end of period	$14.91	$16.05	$13.88	$12.87		$11.94
Total return (%) (r)(t)	(0.77)	19.63	11.13	9.41		18.21

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.41	0.46	0.49	0.49		0.53
Expenses after expense reductions (f)(h)	0.40	0.44	0.45	0.45		0.45
Net investment income	1.53	1.36	1.17	1.79		1.07
Portfolio turnover	7	3	0 (u)	0	(u)	0 (u)
Net assets at end of period (000 Omitted)	$1,051,512	$1,129,667	$880,411	$645,029		$379,702

	Years ended 5/31
Class B	2008	2007	2006	2005		2004
Net asset value, beginning of period	$15.83	$13.70	$12.72	$11.82		$10.11

Income (loss) from investment operations
Net investment income (d)	$0.13	$0.10	$0.07	$0.14		$0.05
Net realized and unrealized gain (loss) on investments	(0.34)	2.45	1.25	0.89		1.70
Total from investment operations	$(0.21)	$2.55	$1.32	$1.03		$1.75

Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.20)	$(0.24)	$(0.13)		$(0.04)
From net realized gain on investments	(0.68)	(0.22)	(0.10)	(0.00	)(w)	—
Total distributions declared to shareholders	$(0.92)	$(0.42)	$(0.34)	$(0.13)		$(0.04)
Net asset value, end of period	$14.70	$15.83	$13.70	$12.72		$11.82
Total return (%) (r)(t)	(1.41)	18.85	10.40	8.73		17.35

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.06	1.11	1.14	1.14		1.18
Expenses after expense reductions (f)(h)	1.06	1.09	1.10	1.10		1.10
Net investment income	0.89	0.71	0.51	1.15		0.43
Portfolio turnover	7	3	0 (u)	0	(u)	0 (u)
Net assets at end of period (000 Omitted)	$593,661	$690,098	$594,867	$461,019		$291,778

See Notes to Financial Statements

Financial Highlights – continued

MFS® GROWTH ALLOCATION FUND – continued

	Years ended 5/31
Class C	2008	2007	2006	2005		2004
Net asset value, beginning of period	$15.81	$13.69	$12.71	$11.81		$10.11

Income (loss) from investment operations
Net investment income (d)	$0.13	$0.10	$0.07	$0.14		$0.05
Net realized and unrealized gain (loss) on investments	(0.33)	2.44	1.25	0.89		1.70
Total from investment operations	$(0.20)	$2.54	$1.32	$1.03		$1.75

Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.20)	$(0.24)	$(0.13)		$(0.05)
From net realized gain on investments	(0.68)	(0.22)	(0.10)	(0.00	)(w)	—
Total distributions declared to shareholders	$(0.93)	$(0.42)	$(0.34)	$(0.13)		$(0.05)
Net asset value, end of period	$14.68	$15.81	$13.69	$12.71		$11.81
Total return (%) (r)(t)	(1.37)	18.82	10.44	8.72		17.32

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.06	1.11	1.14	1.14		1.18
Expenses after expense reductions (f)(h)	1.06	1.09	1.10	1.10		1.10
Net investment income	0.89	0.71	0.51	1.13		0.43
Portfolio turnover	7	3	0 (u)	0	(u)	0 (u)
Net assets at end of period (000 Omitted)	$503,816	$542,939	$448,003	$331,896		$209,448

	Years ended 5/31
Class I	2008	2007	2006	2005		2004
Net asset value, beginning of period	$16.16	$13.97	$12.94	$11.99		$10.20

Income (loss) from investment operations
Net investment income (d)	$0.29	$0.26	$0.21	$0.28		$0.17
Net realized and unrealized gain (loss) on investments	(0.34)	2.49	1.28	0.90		1.72
Total from investment operations	$(0.05)	$2.75	$1.49	$1.18		$1.89

Less distributions declared to shareholders
From net investment income	$(0.41)	$(0.34)	$(0.36)	$(0.23)		$(0.10)
From net realized gain on investments	(0.68)	(0.22)	(0.10)	(0.00	)(w)	—
Total distributions declared to shareholders	$(1.09)	$(0.56)	$(0.46)	$(0.23)		$(0.10)
Net asset value, end of period	$15.02	$16.16	$13.97	$12.94		$11.99
Total return (%) (r)	(0.41)	20.02	11.56	9.81		18.56

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.05	0.11	0.14	0.14		0.18
Expenses after expense reductions (f)(h)	0.05	0.09	0.10	0.10		0.10
Net investment income	1.89	1.71	1.52	2.22		1.46
Portfolio turnover	7	3	0 (u)	0	(u)	0 (u)
Net assets at end of period (000 Omitted)	$67,823	$61,883	$53,465	$40,853		$24,930

See Notes to Financial Statements

Financial Highlights – continued

MFS® GROWTH ALLOCATION FUND – continued

		Years ended 5/31
Class R1		2008	2007	2006		2005 (i)
Net asset value, beginning of period		$15.64	$13.59	$12.71		$12.70

Income (loss) from investment operations
Net investment income (loss) (d)		$0.13	$0.08	$0.06		$(0.00	)(w)
Net realized and unrealized gain (loss) on investments		(0.35)	2.43	1.25		0.01
Total from investment operations		$(0.22)	$2.51	$1.31		$0.01

Less distributions declared to shareholders
From net investment income		$(0.31)	$(0.24)	$(0.33)		$—
From net realized gain on investments		(0.68)	(0.22)	(0.10)		—
Total distributions declared to shareholders		$(0.99)	$(0.46)	$(0.43)		$—
Net asset value, end of period		$14.43	$15.64	$13.59		$12.71
Total return (%) (r)		(1.49)	18.72	10.37		0.08	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)		1.12	1.28	1.34		1.34	(a)
Expenses after expense reductions (f)(h)		1.12	1.19	1.20		1.30	(a)
Net investment income (loss)		0.86	0.58	0.47		(0.18	)(a)
Portfolio turnover		7	3	0	(u)	0	(u)
Net assets at end of period (000 Omitted)		$41,443	$17,596	$5,164		$50

	Years ended 5/31
Class R2 (formerly Class R3)	2008	2007	2006	2005		2004 (i)
Net asset value, beginning of period	$15.82	$13.73	$12.76	$11.90		$11.15

Income (loss) from investment operations
Net investment income (d)	$0.19	$0.15	$0.10	$0.16		$0.05
Net realized and unrealized gain (loss) on investments	(0.32)	2.45	1.28	0.90		0.79
Total from investment operations	$(0.13)	$2.60	$1.38	$1.06		$0.84

Less distributions declared to shareholders
From net investment income	$(0.35)	$(0.29)	$(0.31)	$(0.20)		$(0.09)
From net realized gain on investments	(0.68)	(0.22)	(0.10)	(0.00	)(w)	—
Total distributions declared to shareholders	$(1.03)	$(0.51)	$(0.41)	$(0.20)		$(0.09)
Net asset value, end of period	$14.66	$15.82	$13.73	$12.76		$11.90
Total return (%) (r)	(0.95)	19.19	10.81	8.91		7.52	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.63	0.83	0.89	0.89		0.91	(a)
Expenses after expense reductions (f)(h)	0.63	0.74	0.77	0.85		0.83	(a)
Net investment income	1.31	1.02	0.76	1.35		0.78	(a)
Portfolio turnover	7	3	0 (u)	0	(u)	0	(u)
Net assets at end of period (000 Omitted)	$169,705	$71,128	$20,059	$2,963		$6

See Notes to Financial Statements

Financial Highlights – continued

MFS® GROWTH ALLOCATION FUND – continued

	Years ended 5/31
Class R3 (formerly Class R4)	2008	2007	2006	2005(i)
Net asset value, beginning of period	$15.97	$13.84	$12.87	$12.84

Income (loss) from investment operations
Net investment income (d)	$0.23	$0.19	$0.12	$0.01
Net realized and unrealized gain (loss) on investments	(0.33)	2.47	1.30	0.02
Total from investment operations	$(0.10)	$2.66	$1.42	$0.03

Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.31)	$(0.35)	$—
From net realized gain on investments	(0.68)	(0.22)	(0.10)	—
Total distributions declared to shareholders	$(1.04)	$(0.53)	$(0.45)	$—
Net asset value, end of period	$14.83	$15.97	$13.84	$12.87
Total return (%) (r)	(0.73)	19.55	11.04	0.23	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.39	0.51	0.54	0.54	(a)
Expenses after expense reductions (f)(h)	0.39	0.49	0.50	0.50	(a)
Net investment income	1.55	1.28	0.94	0.60	(a)
Portfolio turnover	7	3	0 (u)	0	(u)
Net assets at end of period (000 Omitted)	$99,983	$80,683	$12,724	$50

	Years ended 5/31
Class R4 (formerly Class R5)	2008	2007	2006	2005(i)
Net asset value, beginning of period	$16.06	$13.89	$12.88	$12.84

Income (loss) from investment operations
Net investment income (d)	$0.28	$0.24	$0.14	$0.02
Net realized and unrealized gain (loss) on investments	(0.34)	2.48	1.33	0.02
Total from investment operations	$(0.06)	$2.72	$1.47	$0.04

Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.33)	$(0.36)	$—
From net realized gain on investments	(0.68)	(0.22)	(0.10)	—
Total distributions declared to shareholders	$(1.08)	$(0.55)	$(0.46)	$—
Net asset value, end of period	$14.92	$16.06	$13.89	$12.88
Total return (%) (r)	(0.48)	19.88	11.45	0.31	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.11	0.21	0.24	0.25	(a)
Expenses after expense reductions (f)(h)	0.11	0.20	0.20	0.21	(a)
Net investment income	1.88	1.60	1.06	0.91	(a)
Portfolio turnover	7	3	0 (u)	0	(u)
Net assets at end of period (000 Omitted)	$71,253	$49,144	$32,963	$50

See Notes to Financial Statements

Financial Highlights – continued

MFS® GROWTH ALLOCATION FUND – continued

	Years ended 5/31
Class 529A	2008	2007	2006	2005		2004
Net asset value, beginning of period	$15.96	$13.81	$12.82	$11.90		$10.16

Income (loss) from investment operations
Net investment income (d)	$0.20	$0.16	$0.13	$0.18		$0.09
Net realized and unrealized gain (loss) on investments	(0.33)	2.47	1.25	0.91		1.72
Total from investment operations	$(0.13)	$2.63	$1.38	$1.09		$1.81

Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.26)	$(0.29)	$(0.17)		$(0.07)
From net realized gain on investments	(0.68)	(0.22)	(0.10)	(0.00	)(w)	—
Total distributions declared to shareholders	$(1.00)	$(0.48)	$(0.39)	$(0.17)		$(0.07)
Net asset value, end of period	$14.83	$15.96	$13.81	$12.82		$11.90
Total return (%) (r)(t)	(0.91)	19.32	10.80	9.17		17.79

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.63	0.71	0.74	0.74		0.78
Expenses after expense reductions (f)(h)	0.63	0.69	0.70	0.70		0.70
Net investment income	1.31	1.10	0.91	1.48		0.81
Portfolio turnover	7	3	0 (u)	0	(u)	0 (u)
Net assets at end of period (000 Omitted)	$55,013	$49,948	$36,241	$26,537		$13,802

	Years ended 5/31
Class 529B	2008	2007	2006	2005		2004
Net asset value, beginning of period	$15.72	$13.62	$12.65	$11.77		$10.07

Income (loss) from investment operations
Net investment income (d)	$0.10	$0.07	$0.04	$0.11		$0.02
Net realized and unrealized gain (loss) on investments	(0.33)	2.42	1.24	0.88		1.70
Total from investment operations	$(0.23)	$2.49	$1.28	$0.99		$1.72

Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.17)	$(0.21)	$(0.11)		$(0.02)
From net realized gain on investments	(0.68)	(0.22)	(0.10)	(0.00	)(w)	—
Total distributions declared to shareholders	$(0.90)	$(0.39)	$(0.31)	$(0.11)		$(0.02)
Net asset value, end of period	$14.59	$15.72	$13.62	$12.65		$11.77
Total return (%) (r)(t)	(1.56)	18.52	10.15	8.39		17.12

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.28	1.36	1.39	1.39		1.43
Expenses after expense reductions (f)(h)	1.28	1.34	1.35	1.35		1.35
Net investment income	0.66	0.46	0.26	0.90		0.18
Portfolio turnover	7	3	0 (u)	0	(u)	0 (u)
Net assets at end of period (000 Omitted)	$34,861	$34,319	$25,755	$19,855		$12,858
See Notes to Financial Statements

Financial Highlights – continued

MFS® GROWTH ALLOCATION FUND – continued

	Years ended 5/31
Class 529C	2008	2007	2006	2005		2004
Net asset value, beginning of period	$15.71	$13.62	$12.65	$11.76		$10.08

Income (loss) from investment operations
Net investment income (d)	$0.10	$0.07	$0.04	$0.11		$0.02
Net realized and unrealized gain (loss) on investments	(0.34)	2.42	1.25	0.89		1.70
Total from investment operations	$(0.24)	$2.49	$1.29	$1.00		$1.72

Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.18)	$(0.22)	$(0.11)		$(0.04)
From net realized gain on investments	(0.68)	(0.22)	(0.10)	(0.00	)(w)	—
Total distributions declared to shareholders	$(0.90)	$(0.40)	$(0.32)	$(0.11)		$(0.04)
Net asset value, end of period	$14.57	$15.71	$13.62	$12.65		$11.76
Total return (%) (r)(t)	(1.61)	18.50	10.20	8.48		17.05

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.28	1.36	1.39	1.39		1.43
Expenses after expense reductions (f)(h)	1.28	1.34	1.35	1.35		1.35
Net investment income	0.67	0.45	0.26	0.91		0.14
Portfolio turnover	7	3	0 (u)	0	(u)	0 (u)
Net assets at end of period (000 Omitted)	$20,908	$20,282	$14,713	$10,688		$7,318

Any redemption fees charged by the fund during the 2005 fiscal year resulted in a per share impact of less than $0.01.

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying funds have varied expense and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(i)	For the period from the class’ inception, October 31, 2003 (Class R2) and April 1, 2005 (Classes R1, R3, and R4) through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(t)	Total returns do not include any applicable sales charges.
(u)	Portfolio turnover is less than 1%.
(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

Financial Highlights – continued

MFS® AGGRESSIVE GROWTH ALLOCATION FUND

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 5/31
Class A	2008	2007	2006	2005		2004
Net asset value, beginning of period	$17.28	$14.44	$13.07	$12.12		$9.87

Income (loss) from investment operations
Net investment income (loss) (d)	$0.06	$0.04	$0.00 (w)	$0.13		$(0.01)
Net realized and unrealized gain (loss) on investments	(0.47)	3.16	1.69	0.96		2.26
Total from investment operations	$(0.41)	$3.20	$1.69	$1.09		$2.25

Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.12)	$(0.19)	$(0.14)		$—
From net realized gain on investments	(0.81)	(0.24)	(0.13)	(0.00	)(w)	—
Total distributions declared to shareholders	$(1.07)	$(0.36)	$(0.32)	$(0.14)		$—
Net asset value, end of period	$15.80	$17.28	$14.44	$13.07		$12.12
Total return (%) (r)(t)	(2.50)	22.45	12.94	8.98		22.80

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.41	0.49	0.51	0.54		0.55
Expenses after expense reductions (f)(h)	0.41	0.45	0.45	0.45		0.45
Net investment income (loss)	0.37	0.23	0.02	1.06		(0.07)
Portfolio turnover	9	3	1	1		0 (u)
Net assets at end of period (000 Omitted)	$469,636	$513,017	$396,481	$293,814		$172,787

	Years ended 5/31
Class B	2008	2007	2006	2005		2004
Net asset value, beginning of period	$17.03	$14.25	$12.92	$12.01		$9.84

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.05)	$(0.06)	$(0.09)	$0.05		$(0.08)
Net realized and unrealized gain (loss) on investments	(0.46)	3.11	1.67	0.94		2.25
Total from investment operations	$(0.51)	$3.05	$1.58	$0.99		$2.17

Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.03)	$(0.12)	$(0.08)		$—
From net realized gain on investments	(0.81)	(0.24)	(0.13)	(0.00	)(w)	—
Total distributions declared to shareholders	$(0.95)	$(0.27)	$(0.25)	$(0.08)		$—
Net asset value, end of period	$15.57	$17.03	$14.25	$12.92		$12.01
Total return (%) (r)(t)	(3.11)	21.60	12.21	8.20		22.05

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.07	1.14	1.16	1.19		1.20
Expenses after expense reductions (f)(h)	1.06	1.10	1.10	1.10		1.10
Net investment income (loss)	(0.29)	(0.41)	(0.65)	0.42		(0.71)
Portfolio turnover	9	3	1	1		0 (u)
Net assets at end of period (000 Omitted)	$219,017	$263,272	$220,003	$159,948		$103,720

See Notes to Financial Statements

Financial Highlights – continued

MFS® AGGRESSIVE GROWTH ALLOCATION FUND – continued

	Years ended 5/31
Class C	2008	2007	2006	2005		2004
Net asset value, beginning of period	$17.02	$14.24	$12.91	$11.99		$9.83

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.05)	$(0.06)	$(0.09)	$0.05		$(0.08)
Net realized and unrealized gain (loss) on investments	(0.46)	3.11	1.67	0.94		2.24
Total from investment operations	$(0.51)	$3.05	$1.58	$0.99		$2.16

Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.03)	$(0.12)	$(0.07)		$—
From net realized gain on investments	(0.81)	(0.24)	(0.13)	(0.00	)(w)	—
Total distributions declared to shareholders	$(0.96)	$(0.27)	$(0.25)	$(0.07)		$—
Net asset value, end of period	$15.55	$17.02	$14.24	$12.91		$11.99
Total return (%) (r)(t)	(3.13)	21.65	12.20	8.25		21.97

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.07	1.14	1.16	1.19		1.20
Expenses after expense reductions (f)(h)	1.06	1.09	1.10	1.10		1.10
Net investment income (loss)	(0.28)	(0.42)	(0.65)	0.42		(0.71)
Portfolio turnover	9	3	1	1		0	(u)
Net assets at end of period (000 Omitted)	$190,963	$213,653	$162,999	$121,631		$87,253

	Years ended 5/31
Class I	2008	2007	2006	2005		2004
Net asset value, beginning of period	$17.45	$14.57	$13.19	$12.22		$9.91

Income (loss) from investment operations
Net investment income (d)	$0.12	$0.09	$0.05	$0.19		$0.03
Net realized and unrealized gain (loss) on investments	(0.47)	3.20	1.70	0.95		2.28
Total from investment operations	$(0.35)	$3.29	$1.75	$1.14		$2.31

Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.17)	$(0.24)	$(0.17)		$—
From net realized gain on investments	(0.81)	(0.24)	(0.13)	(0.00	)(w)	—
Total distributions declared to shareholders	$(1.13)	$(0.41)	$(0.37)	$(0.17)		$—
Net asset value, end of period	$15.97	$17.45	$14.57	$13.19		$12.22
Total return (%) (r)	(2.13)	22.91	13.27	9.34		23.31

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.06	0.14	0.16	0.19		0.20
Expenses after expense reductions (f)(h)	0.06	0.10	0.10	0.10		0.10
Net investment income	0.73	0.58	0.34	1.48		0.28
Portfolio turnover	9	3	1	1		0	(u)
Net assets at end of period (000 Omitted)	$60,291	$60,173	$49,636	$37,069		$23,649

See Notes to Financial Statements

Financial Highlights – continued

MFS® AGGRESSIVE GROWTH ALLOCATION FUND – continued

		Years ended 5/31
Class R1		2008	2007	2006		2005 (i)
Net asset value, beginning of period		$16.86	$14.15	$12.92		$12.93

Income (loss) from investment operations
Net investment loss (d)		$(0.05)	$(0.08)	$(0.11)		$(0.03)
Net realized and unrealized gain (loss) on investments		(0.47)	3.10	1.66		0.02
Total from investment operations		$(0.52)	$3.02	$1.55		$(0.01)

Less distributions declared to shareholders
From net investment income		$(0.21)	$(0.07)	$(0.19)		$—
From net realized gain on investments		(0.81)	(0.24)	(0.13)		—
Total distributions declared to shareholders		$(1.02)	$(0.31)	$(0.32)		$—
Net asset value, end of period		$15.32	$16.86	$14.15		$12.92
Total return (%) (r)		(3.21)	21.58	12.03		(0.08	)(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)		1.13	1.31	1.36		1.39	(a)
Expenses after expense reductions (f)(h)		1.13	1.19	1.21		1.30	(a)
Net investment loss		(0.31)	(0.54)	(0.79)		(1.29	)(a)
Portfolio turnover		9	3	1		1
Net assets at end of period (000 Omitted)		$26,092	$12,146	$4,093		$50

	Years ended 5/31
Class R2 (formerly Class R3)	2008	2007	2006	2005		2004 (i)
Net asset value, beginning of period	$17.06	$14.29	$12.98	$12.09		$11.13

Income (loss) from investment operations
Net investment income (loss) (d)	$0.02	$(0.02)	$(0.05)	$0.03		$(0.02)
Net realized and unrealized gain (loss) on investments	(0.47)	3.14	1.67	1.00		0.98
Total from investment operations	$(0.45)	$3.12	$1.62	$1.03		$0.96

Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.11)	$(0.18)	$(0.14)		$—
From net realized gain on investments	(0.81)	(0.24)	(0.13)	(0.00	)(w)	—
Total distributions declared to shareholders	$(1.06)	$(0.35)	$(0.31)	$(0.14)		$—
Net asset value, end of period	$15.55	$17.06	$14.29	$12.98		$12.09
Total return (%) (r)	(2.77)	22.12	12.52	8.54		8.63	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.64	0.86	0.91	0.94		0.93	(a)
Expenses after expense reductions (f)(h)	0.64	0.74	0.77	0.85		0.83	(a)
Net investment income (loss)	0.16	(0.13)	(0.38)	0.31		(0.33	)(a)
Portfolio turnover	9	3	1	1		0	(u)
Net assets at end of period (000 Omitted)	$97,410	$45,727	$11,483	$1,978		$5

See Notes to Financial Statements

Financial Highlights – continued

MFS® AGGRESSIVE GROWTH ALLOCATION FUND – continued

	Years ended 5/31
Class R3 (formerly Class R4)	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$17.19	$14.39	$13.07	$13.06

Income (loss) from investment operations
Net investment income (loss) (d)	$0.06	$0.02	$(0.02)	$(0.01)
Net realized and unrealized gain (loss) on investments	(0.47)	3.16	1.69	0.02
Total from investment operations	$(0.41)	$3.18	$1.67	$0.01

Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.14)	$(0.22)	$—
From net realized gain on investments	(0.81)	(0.24)	(0.13)	—
Total distributions declared to shareholders	$(1.07)	$(0.38)	$(0.35)	$—
Net asset value, end of period	$15.71	$17.19	$14.39	$13.07
Total return (%) (r)	(2.47)	22.41	12.82	0.08	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.40	0.54	0.56	0.59	(a)
Expenses after expense reductions (f)(h)	0.40	0.49	0.50	0.50	(a)
Net investment income (loss)	0.40	0.14	(0.15)	(0.50	)(a)
Portfolio turnover	9	3	1	1
Net assets at end of period (000 Omitted)	$57,129	$45,124	$7,251	$50

	Years ended 5/31
Class R4 (formerly Class R5)	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$17.28	$14.43	$13.07	$13.06

Income (loss) from investment operations
Net investment income (loss) (d)	$0.11	$0.07	$(0.01)	$(0.00	)(w)
Net realized and unrealized gain (loss) on investments	(0.48)	3.18	1.74	0.01
Total from investment operations	$(0.37)	$3.25	$1.73	$0.01

Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.16)	$(0.24)	$—
From net realized gain on investments	(0.81)	(0.24)	(0.13)	—
Total distributions declared to shareholders	$(1.11)	$(0.40)	$(0.37)	$—
Net asset value, end of period	$15.80	$17.28	$14.43	$13.07
Total return (%) (r)	(2.24)	22.81	13.23	0.08	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.12	0.24	0.26	0.29	(a)
Expenses after expense reductions (f)(h)	0.12	0.20	0.20	0.20	(a)
Net investment income (loss)	0.67	0.47	(0.07)	(0.19	)(a)
Portfolio turnover	9	3	1	1
Net assets at end of period (000 Omitted)	$93,828	$84,407	$67,013	$50

See Notes to Financial Statements

Financial Highlights – continued

MFS® AGGRESSIVE GROWTH ALLOCATION FUND – continued

	Years ended 5/31
Class 529A	2008	2007		2006	2005		2004
Net asset value, beginning of period	$17.20	$14.38		$13.03	$12.10		$9.87

Income (loss) from investment operations
Net investment income (loss) (d)	$0.02	$(0.00	)(w)	$(0.04)	$0.09		$(0.04)
Net realized and unrealized gain (loss) on investments	(0.48)	3.15		1.69	0.96		2.27
Total from investment operations	$(0.46)	$3.15		$1.65	$1.05		$2.23

Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.09)		$(0.17)	$(0.12)		$—
From net realized gain on investments	(0.81)	(0.24)		(0.13)	(0.00	)(w)	—
Total distributions declared to shareholders	$(1.03)	$(0.33)		$(0.30)	$(0.12)		$—
Net asset value, end of period	$15.71	$17.20		$14.38	$13.03		$12.10
Total return (%) (r)(t)	(2.78)	22.16		12.66	8.66		22.59

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.64	0.74		0.76	0.79		0.80
Expenses after expense reductions (f)(h)	0.64	0.70		0.70	0.70		0.70
Net investment income (loss)	0.15	(0.02)		(0.25)	0.75		(0.33)
Portfolio turnover	9	3		1	1		0 (u)
Net assets at end of period (000 Omitted)	$45,509	$44,563		$31,747	$22,247		$10,690

	Years ended 5/31
Class 529B	2008	2007		2006	2005		2004
Net asset value, beginning of period	$16.87	$14.12		$12.82	$11.92		$9.79

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.08)	$(0.10)		$(0.12)	$0.02		$(0.11)
Net realized and unrealized gain (loss) on investments	(0.46)	3.09		1.64	0.93		2.24
Total from investment operations	$(0.54)	$2.99		$1.52	$0.95		$2.13

Less distributions declared to shareholders
From net investment income	$(0.11)	$—		$(0.09)	$(0.05)		$—
From net realized gain on investments	(0.81)	(0.24)		(0.13)	(0.00	)(w)	—
Total distributions declared to shareholders	$(0.92)	$(0.24)		$(0.22)	$(0.05)		$—
Net asset value, end of period	$15.41	$16.87		$14.12	$12.82		$11.92
Total return (%) (r)(t)	(3.32)	21.37		11.82	7.98		21.76

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.29	1.39		1.41	1.44		1.45
Expenses after expense reductions (f)(h)	1.29	1.35		1.35	1.35		1.35
Net investment income (loss)	(0.51)	(0.66)		(0.89)	0.18		(0.96)
Portfolio turnover	9	3		1	1		0 (u)
Net assets at end of period (000 Omitted)	$24,237	$26,887		$22,559	$17,698		$12,133

See Notes to Financial Statements

Financial Highlights – continued

MFS® AGGRESSIVE GROWTH ALLOCATION FUND – continued

	Years ended 5/31
Class 529C	2008	2007		2006	2005		2004
Net asset value, beginning of period	$16.88	$14.13		$12.83	$11.94		$9.81

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.08)	$(0.10)		$(0.13)	$0.02		$(0.11)
Net realized and unrealized gain (loss) on investments	(0.47)	3.09		1.66	0.93		2.24
Total from investment operations	$(0.55)	$2.99		$1.53	$0.95		$2.13

Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.00	)(w)	$(0.10)	$(0.06)		$—
From net realized gain on investments	(0.81)	(0.24)		(0.13)	(0.00	)(w)	—
Total distributions declared to shareholders	$(0.93)	$(0.24)		$(0.23)	$(0.06)		$—
Net asset value, end of period	$15.40	$16.88		$14.13	$12.83		$11.94
Total return (%) (r)(t)	(3.37)	21.39		11.94	7.95		21.71

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.29	1.39		1.41	1.44		1.45
Expenses after expense reductions (f)(h)	1.29	1.34		1.35	1.35		1.35
Net investment income (loss)	(0.51)	(0.69)		(0.90)	0.18		(0.97)
Portfolio turnover	9	3		1	1		0 (u)
Net assets at end of period (000 Omitted)	$12,991	$12,982		$8,460	$5,221		$3,087

Any redemption fees charged by the fund during the 2005 fiscal year resulted in a per share impact of less than $0.01.

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying funds have varied expense and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(i)	For the period from the class’ inception, October 31, 2003 (Class R2) and April 1, 2005 (Classes R1, R3, and R4) through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(t)	Total returns do not include any applicable sales charges.
(u)	Portfolio turnover is less than 1%.
(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Conservative Allocation Fund, MFS Moderate Allocation Fund, MFS Growth Allocation Fund and MFS Aggressive Growth Allocation Fund (the funds) are each a series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Each fund is a “fund of funds”, which invests the majority of its assets in other MFS equity, fixed income, international, and money market mutual funds (underlying funds), which may have different fiscal year ends than the funds. The underlying funds, in turn, may engage in a number of investment techniques and practices, which involve certain risks. Additional information, including each underlying fund’s accounting policies, is outlined in each underlying fund’s financial statements which are available upon request.

In March 2008, FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (the “Standard”) was issued, and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. This Standard provides enhanced disclosures about each fund’s use of and accounting for derivative instruments and the effect of derivative instruments on each fund’s results of operations and financial position. Management is evaluating the application of the Standard to each fund, and has not at this time determined the impact, if any, resulting from the adoption of this Standard on each fund’s financial statements.

Investment Valuations – Open-end investment companies are generally valued at their net asset value per share. The underlying investments of open-end investment companies managed by the adviser are valued as described below.

Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by an independent pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as reported by an independent pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as reported by an independent pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as reported by an independent pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker-dealer bid quotation. Foreign currency options are generally valued using an external pricing model that uses market data from an independent source. Futures contracts are generally valued at last posted settlement price as reported by an independent pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as reported by an independent pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods. Swaps are generally valued at an evaluated bid as reported by an independent pricing service. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of each fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees.

Notes to Financial Statements – continued

Under the funds’ valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from independent pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the funds’ net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the funds’ net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the funds’ foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the funds’ net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the funds’ net asset value may differ from quoted or published prices for the same investments.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the “Statement”) was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to each fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in each fund’s financial statements.

Indemnifications – Under each fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to each fund. Additionally, in the normal course of business, each fund enters into agreements with service providers that may contain indemnification clauses. Each fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against each fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on an accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Distributions of income and capital gains from the underlying funds are recorded on the ex-dividend date. Recognition of net investment income by each fund is affected by the timing of the declaration of dividends by the underlying funds in which each fund invests. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Fees Paid Indirectly – Each fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended May 31, 2008, is shown as a reduction of total expenses on the Statements of Operations.

Tax Matters and Distributions – Each fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. Each fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“the Interpretation”) on the first day of each fund’s fiscal year. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There was no impact resulting from the adoption of this Interpretation on each fund’s financial statements. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. It is each fund’s policy to record interest and penalty charges on underpaid taxes associated with its tax positions as interest expense and miscellaneous expense, respectively. No such charges were recorded in the current financial statements. Foreign taxes, if any, have been accrued by each fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Notes to Financial Statements – continued

Book/tax differences primarily relate to wash sale loss deferrals, treating a portion of the proceeds from redemptions as a distribution for tax purposes, and short-term capital gain distributions received from underlying funds.

The tax character of distributions declared to shareholders is as follows:

Year ended 5/31/08	MFS® Conservative Allocation Fund	MFS® Moderate Allocation Fund	MFS® Growth Allocation Fund	MFS® Aggressive Growth Allocation Fund
Ordinary income (including any short-term capital gains)	$19,635,631	$51,394,461	$53,300,509	$17,358,857
Long-term capital gain	15,575,502	68,254,654	118,423,662	64,430,741
Total distributions	$35,211,133	$119,649,115	$171,724,171	$81,789,598

Year ended 5/31/07
Ordinary income (including any short-term capital gains)	$18,013,011	$46,555,523	$42,043,919	$6,467,288
Long-term capital gain	8,164,897	25,324,556	36,415,656	18,152,758
Total distributions	$26,177,908	$71,880,079	$78,459,575	$24,620,046

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/08	MFS® Conservative Allocation Fund	MFS® Moderate Allocation Fund	MFS® Growth Allocation Fund	MFS® Aggressive Growth Allocation Fund
Cost of investments	$714,512,890	$1,972,704,899	$2,321,156,909	$1,081,674,874
Gross appreciation	$79,884,384	$324,010,863	$410,568,500	$215,586,540
Gross depreciation	(15,601,191)	(29,603,792)	(21,916,435)	—
Net unrealized appreciation (depreciation)	$64,283,193	$294,407,071	$388,652,065	$215,586,540
Undistributed ordinary income	$11,488,543	$31,607,383	$31,152,209	$11,727,450
Undistributed long-term capital gain	4,818,851	13,487,864	32,101,812	19,057,872
Other temporary differences	(24,964)	(9,353)	(10,510)	(40,458)

Multiple Classes of Shares of Beneficial Interest – Each fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of each fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following this conversion, Class R3, Class R4, and Class R5 shares were renamed Class R2, Class R3, and Class R4 shares, respectively.

(3)	Transactions with Affiliates

Investment Adviser – Each fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment management and related administrative services and facilities to the funds. MFS receives no compensation under this agreement; however MFS receives management fees from the underlying MFS funds.

The investment adviser has agreed in writing to pay a portion of each fund’s operating expenses, exclusive of distribution and service, retirement plan administration and services, program manager, and certain other fees and expenses, such that operating expenses do not exceed 0.10% annually of each fund’s average daily net assets. This written agreement will continue through September 30, 2008 unless changed or rescinded by each fund’s Board of Trustees. For the year ended May 31, 2008, each fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of each fund’s expenses.

In addition to the fees and expenses which each fund bears directly, each fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which a fund invests. Accordingly, the expense ratio for each fund reflects only those fees and expenses borne directly by the fund.

Distributor - MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received the following amounts for the year ended May 31, 2008, as its portion of the initial sales charge on sales of Class A and Class 529A shares of each fund.

	Class A	Class 529A
MFS® Conservative Allocation Fund	$158,382	$15,383
MFS® Moderate Allocation Fund	436,548	35,638
MFS® Growth Allocation Fund	590,148	54,173
MFS® Aggressive Growth Allocation Fund	261,013	63,465

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

Notes to Financial Statements – continued

Each fund’s distribution plan provides that each fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	CLASS A
	Distribution Fee Rate	Service Fee Rate	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS® Conservative Allocation Fund	0.10%	0.25%	0.35%	0.35%	$1,011,346
MFS® Moderate Allocation Fund	0.10%	0.25%	0.35%	0.35%	3,031,228
MFS® Growth Allocation Fund	0.10%	0.25%	0.35%	0.35%	3,727,178
MFS® Aggressive Growth Allocation Fund	0.10%	0.25%	0.35%	0.35%	1,670,483

	CLASS B
	Distribution Fee Rate	Service Fee Rate	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS® Conservative Allocation Fund	0.75%	0.25%	1.00%	1.00%	$1,543,416
MFS® Moderate Allocation Fund	0.75%	0.25%	1.00%	1.00%	5,224,720
MFS® Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	6,282,010
MFS® Aggressive Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	2,349,897

	CLASS C
	Distribution Fee Rate	Service Fee Rate	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS® Conservative Allocation Fund	0.75%	0.25%	1.00%	1.00%	$1,413,853
MFS® Moderate Allocation Fund	0.75%	0.25%	1.00%	1.00%	4,320,714
MFS® Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	5,115,928
MFS® Aggressive Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	1,969,953

	CLASS R (b)
	Distribution Fee Rate	Service Fee Rate	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS® Conservative Allocation Fund	0.25%	0.25%	0.50%	0.50%	$34,988
MFS® Moderate Allocation Fund	0.25%	0.25%	0.50%	0.50%	86,091
MFS® Growth Allocation Fund	0.25%	0.25%	0.50%	0.50%	111,892
MFS® Aggressive Growth Allocation Fund	0.25%	0.25%	0.50%	0.50%	57,040

	CLASS R1
	Distribution Fee Rate (e)	Service Fee Rate	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS® Conservative Allocation Fund	0.75%	0.25%	1.00%	0.83%	$86,707
MFS® Moderate Allocation Fund	0.75%	0.25%	1.00%	0.83%	212,048
MFS® Growth Allocation Fund	0.75%	0.25%	1.00%	0.83%	260,359
MFS® Aggressive Growth Allocation Fund	0.75%	0.25%	1.00%	0.83%	167,236

	Former CLASS R2 (b)
	Distribution Fee Rate	Service Fee Rate	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS® Conservative Allocation Fund	0.25%	0.25%	0.50%	0.50%	$20,038
MFS® Moderate Allocation Fund	0.25%	0.25%	0.50%	0.50%	75,615
MFS® Growth Allocation Fund	0.25%	0.25%	0.50%	0.50%	111,764
MFS® Aggressive Growth Allocation Fund	0.25%	0.25%	0.50%	0.50%	46,222

	CLASS R2 (formerly Class R3)
	Distribution Fee Rate	Service Fee Rate	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS® Conservative Allocation Fund	0.25%	0.25%	0.50%	0.50%	$171,554
MFS® Moderate Allocation Fund	0.25%	0.25%	0.50%	0.50%	515,558
MFS® Growth Allocation Fund	0.25%	0.25%	0.50%	0.50%	544,992
MFS® Aggressive Growth Allocation Fund	0.25%	0.25%	0.50%	0.50%	338,180

Notes to Financial Statements – continued

	CLASS R3 (formerly Class R4)
	Distribution Fee Rate	Service Fee Rate	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS® Conservative Allocation Fund	—	0.25%	0.25%	0.25%	$48,059
MFS® Moderate Allocation Fund	—	0.25%	0.25%	0.25%	255,595
MFS® Growth Allocation Fund	—	0.25%	0.25%	0.25%	229,754
MFS® Aggressive Growth Allocation Fund	—	0.25%	0.25%	0.25%	131,018

	CLASS 529A
	Distribution Fee Rate	Service Fee Rate	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS® Conservative Allocation Fund	0.25%	0.25%	0.50%	0.35%	$97,416
MFS® Moderate Allocation Fund	0.25%	0.25%	0.50%	0.35%	133,680
MFS® Growth Allocation Fund	0.25%	0.25%	0.50%	0.35%	179,365
MFS® Aggressive Growth Allocation Fund	0.25%	0.25%	0.50%	0.35%	155,137

	CLASS 529B
	Distribution Fee Rate	Service Fee Rate	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS® Conservative Allocation Fund	0.75%	0.25%	1.00%	1.00%	$53,513
MFS® Moderate Allocation Fund	0.75%	0.25%	1.00%	1.00%	239,495
MFS® Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	336,593
MFS® Aggressive Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	250,713

	CLASS 529C
	Distribution Fee Rate	Service Fee Rate	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS® Conservative Allocation Fund	0.75%	0.25%	1.00%	1.00%	$156,560
MFS® Moderate Allocation Fund	0.75%	0.25%	1.00%	1.00%	173,392
MFS® Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	203,816
MFS® Aggressive Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	127,577

	MFS® Conservative Allocation Fund	MFS® Moderate Allocation Fund	MFS® Growth Allocation Fund	MFS® Aggressive Growth Allocation Fund
Total Distribution and Service Fees	$4,637,450	$14,268,136	$17,103,651	$7,263,456

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following the conversion, Class R3 shares were renamed Class R2 shares.

(d)	In accordance with the distribution plan for certain classes, each fund pays distribution and/or service fees up to these annual percentage rates of each class’ average daily net assets.

(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2008 based on each class’ average daily net assets. 0.10% of the Class 529A distribution fee is currently being paid by each fund. Payment of the remaining 0.15% of the Class 529A distribution fee is not yet in effect and will be implemented on such date as each fund’s Board of Trustees may determine. Effective March 1, 2008, the distribution fee rate for Class R1 shares increased from 0.50% to 0.75%.

Certain Class A, Class C and Class 529C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2008, were as follows:

	MFS® Conservative Allocation Fund	MFS® Moderate Allocation Fund	MFS® Growth Allocation Fund	MFS® Aggressive Growth Allocation Fund
Class A	$16,158	$17,620	$15,738	$7,088
Class B	242,364	895,542	1,024,808	411,713
Class C	16,401	49,067	53,680	291,164
Class 529B	1,036	15,710	18,086	9,527
Class 529C	1,397	1,611	568	231

Each fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in each fund’s 529 share classes is made. Each fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.35% of the average daily net assets attributable to each 529 share class. The fee is based on average daily net assets and is currently established at 0.10% annually of average daily net assets of each fund’s 529 share classes. Prior to April 1, 2008, the fee was established at 0.25% annually. The fee may only be increased with the approval of the Board of Trustees who oversees the fund. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended May 31, 2008, were as follows:

Notes to Financial Statements – continued

	MFS® Conservative Allocation Fund	MFS® Moderate Allocation Fund	MFS® Growth Allocation Fund	MFS® Aggressive Growth Allocation Fund
Class 529A	$62,381	$85,411	$114,717	$99,742
Class 529B	11,652	53,608	75,625	56,778
Class 529C	35,007	39,066	45,845	28,743
Total Program Manager Fees	$109,040	$178,085	$236,187	$185,263

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives payment from each fund for out-of-pocket and sub-accounting expenses paid by MFSC on behalf of each fund. For the year ended May 31, 2008, these costs amounted to the following:

MFS® Conservative Allocation Fund	MFS® Moderate Allocation Fund	MFS® Growth Allocation Fund	MFS® Aggressive Growth Allocation Fund
$173,422	$480,182	$585,783	$177,413

Under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and each underlying fund in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the year ended May 31, 2008, the shareholder servicing costs on the Statements of Operations reflect this agreement.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to each fund. Under an administrative services agreement, each fund partially reimburses MFS the costs incurred to provide these services. Each fund pays an annual fixed amount of $17,500. The administrative services fee incurred for the year ended May 31, 2008 was equivalent to the following annual effective rates of each fund’s average daily net assets:

MFS® Conservative Allocation Fund	MFS® Moderate Allocation Fund	MFS® Growth Allocation Fund	MFS® Aggressive Growth Allocation Fund
0.0023%	0.0008%	0.0006%	0.0013%

In addition to the administrative services provided by MFS to each fund as described above, prior to March 1, 2008, MFS was responsible for providing certain retirement plan administration and services with respect to certain shares. These services included various administrative, recordkeeping, and communication/educational services with respect to the retirement plans which invest in these shares, and may have been provided directly by MFS or by a third party. MFS generally paid all, or a portion, of the retirement plan administration and services fee to affiliated or unaffiliated third parties. For the year ended May 31, 2008, each fund paid MFS an annual retirement plan administration and services fee up to the following annual percentage rates of each class’ average daily net assets:

	Class R1
	Beginning of period through 2/29/08	Effective 3/01/08	Annual Effective Rate (g)	Total Amount
MFS® Conservative Allocation Fund	0.35%	—	0.23%	$23,898
MFS® Moderate Allocation Fund	0.35%	—	0.24%	61,061
MFS® Growth Allocation Fund	0.35%	—	0.24%	76,345
MFS® Aggressive Growth Allocation Fund	0.35%	—	0.24%	49,142

	Former Class R2 (b)
	Beginning of period through 12/31/07	Effective 1/01/08	Annual Effective Rate (g)	Total Amount
MFS® Conservative Allocation Fund	0.25%	—	0.14%	$5,655
MFS® Moderate Allocation Fund	0.25%	—	0.14%	21,863
MFS® Growth Allocation Fund	0.25%	—	0.15%	33,503
MFS® Aggressive Growth Allocation Fund	0.25%	—	0.15%	14,029

	Class R2 (formerly Class R3)
	Beginning of period through 12/31/07	Effective 1/01/08	Annual Effective Rate (g)	Total Amount
MFS® Conservative Allocation Fund	0.15%	—	0.07%	$24,708
MFS® Moderate Allocation Fund	0.15%	—	0.08%	77,689
MFS® Growth Allocation Fund	0.15%	—	0.07%	81,558
MFS® Aggressive Growth Allocation Fund	0.15%	—	0.08%	52,804

Notes to Financial Statements – continued

	Class R3 (formerly Class R4)
	Beginning of period through 12/31/07	Effective 1/01/08	Annual Effective Rate (g)	Total Amount
MFS® Conservative Allocation Fund	0.15%	—	0.08%	$15,037
MFS® Moderate Allocation Fund	0.15%	—	0.09%	88,726
MFS® Growth Allocation Fund	0.15%	—	0.09%	78,510
MFS® Aggressive Growth Allocation Fund	0.15%	—	0.09%	44,842

	Class R4 (formerly Class R5)
	Beginning of period through 12/31/07	Effective 1/01/08	Annual Effective Rate (g)	Total Amount
MFS® Conservative Allocation Fund	0.10%	—	0.05%	$9,861
MFS® Moderate Allocation Fund	0.10%	—	0.05%	26,249
MFS® Growth Allocation Fund	0.10%	—	0.05%	32,269
MFS® Aggressive Growth Allocation Fund	0.10%	—	0.06%	51,259

	MFS® Conservative Allocation Fund	MFS® Moderate Allocation Fund	MFS® Growth Allocation Fund	MFS® Aggressive Growth Allocation Fund
Total Retirement Plan Administration Services Fees	$79,159	$275,588	$302,185	$212,076

(b)	At the close of business on April 18, 2008, Class R2 shares converted into Class R3 shares. Following the conversion, Class R3 shares were renamed Class R2 shares.

(g)	Effective January 1, 2008, the annual retirement plan administration and services fee was eliminated for all R share classes, other than Class R1 shares. Effective March 1, 2008, the annual retirement plan administration and services fee was eliminated for Class R1 shares.

Trustees’ and Officers’ Compensation – Each fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The funds do not pay compensation directly to trustees or officers of the funds who are also officers of the investment adviser, all of whom receive remuneration for their services to the funds from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – Each fund and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. For the year ended May 31, 2008, the fee paid to Tarantino LLC, which is included in miscellaneous expense on the Statements of Operations, amounted to the following:

MFS® Conservative Allocation Fund	MFS® Moderate Allocation Fund	MFS® Growth Allocation Fund	MFS® Aggressive Growth Allocation Fund
$5,054	$15,132	$18,146	$8,721

MFS has agreed to reimburse each fund for a portion of the payments made by the funds to Tarantino LLC in the amounts which are shown as a reduction of total expenses in the Statements of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO.

MFS® Conservative Allocation Fund	MFS® Moderate Allocation Fund	MFS® Growth Allocation Fund	MFS® Aggressive Growth Allocation Fund
$3,667	$10,971	$13,154	$6,308

(4)	Portfolio Securities

Purchases and sales of shares of underlying funds aggregated the following:

	MFS® Conservative Allocation Fund	MFS® Moderate Allocation Fund	MFS® Growth Allocation Fund	MFS® Aggressive Growth Allocation Fund
Purchases	$137,509,603	$243,450,140	$284,459,992	$184,892,596
Sales	$81,500,987	$171,515,968	$180,296,700	$114,971,268

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

Each fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	MFS® Conservative Allocation Fund
	Year ended 5/31/08		Year ended 5/31/07
	Shares	Amount	Shares	Amount

Shares sold
Class A	13,461,124	$167,837,824	9,194,856	$111,435,702
Class B	2,142,783	26,026,181	1,842,067	21,990,522
Class C	3,837,007	46,824,958	2,499,664	29,946,397
Class I	3,257,313	41,283,042	1,237,178	15,077,035
Class R (b)	427,230	5,390,440	416,465	5,020,150
Class R1	1,109,801	13,476,444	570,506	6,812,555
Former Class R2 (b)	440,598	5,336,960	386,937	4,616,145
Class R2 (formerly Class R3)	3,641,929	44,147,913	3,109,827	37,006,393
Class R3 (formerly Class R4)	1,533,986	18,873,487	1,690,941	20,496,993
Class R4 (formerly Class R5)	1,163,385	14,354,098	745,732	9,006,188
Class 529A	734,242	9,090,647	831,352	9,995,456
Class 529B	295,705	3,608,088	155,155	1,861,183
Class 529C	437,154	5,324,069	478,903	5,699,599
	32,482,257	$401,574,151	23,159,583	$278,964,318

Shares issued to shareholders in reinvestment of distributions
Class A	952,068	$11,700,914	848,720	$10,210,107
Class B	465,203	5,680,130	424,940	5,082,278
Class C	357,140	4,349,970	285,936	3,414,074
Class I	117,548	1,452,779	78,350	948,039
Class R (b)	6,886	85,383	52,860	633,256
Class R1	48,219	577,665	7,367	87,004
Former Class R2 (b)	19,616	236,771	4,270	50,638
Class R2 (formerly Class R3)	153,366	1,846,526	34,389	407,166
Class R3 (formerly Class R4)	83,789	1,023,901	24,327	291,396
Class R4 (formerly Class R5)	77,409	949,806	51,316	616,813
Class 529A	106,642	1,305,300	72,058	863,978
Class 529B	18,815	228,034	7,151	85,170
Class 529C	54,415	657,882	35,981	425,372
	2,461,116	$30,095,061	1,927,665	$23,115,291

Notes to Financial Statements – continued

	MFS® Conservative Allocation Fund
	Year ended 5/31/08		Year ended 5/31/07
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(14,730,234)	$(184,355,107)	(7,893,152)	$(95,836,356)
Class B	(3,214,187)	(39,513,180)	(3,333,747)	(39,993,620)
Class C	(3,250,710)	(39,971,835)	(2,907,888)	(34,806,138)
Class I	(2,776,100)	(35,319,019)	(904,071)	(11,144,426)
Class R (b)	(1,602,794)	(20,217,075)	(736,027)	(8,904,081)
Class R1	(317,092)	(3,790,083)	(292,601)	(3,494,939)
Former Class R2 (b)	(701,970)	(8,378,708)	(189,677)	(2,270,448)
Class R2 (formerly Class R3)	(1,087,244)	(13,100,986)	(1,633,909)	(19,444,431)
Class R3 (formerly Class R4)	(819,588)	(9,977,267)	(837,302)	(10,153,791)
Class R4 (formerly Class R5)	(672,479)	(8,297,849)	(474,163)	(5,756,131)
Class 529A	(566,426)	(7,000,411)	(343,679)	(4,128,187)
Class 529B	(30,958)	(377,352)	(31,628)	(374,572)
Class 529C	(306,484)	(3,732,641)	(273,367)	(3,239,020)
	(30,076,266)	$(374,031,513)	(19,851,211)	$(239,546,140)
Net change
Class A	(317,042)	$(4,816,369)	2,150,424	$25,809,453
Class B	(606,201)	(7,806,869)	(1,066,740)	(12,920,820)
Class C	943,437	11,203,093	(122,288)	(1,445,667)
Class I	598,761	7,416,802	411,457	4,880,648
Class R (b)	(1,168,678)	(14,741,252)	(266,702)	(3,250,675)
Class R1	840,928	10,264,026	285,272	3,404,620
Former Class R2 (b)	(241,756)	(2,804,977)	201,530	2,396,335
Class R2 (formerly Class R3)	2,708,051	32,893,453	1,510,307	17,969,128
Class R3 (formerly Class R4)	798,187	9,920,121	877,966	10,634,598
Class R4 (formerly Class R5)	568,315	7,006,055	322,885	3,866,870
Class 529A	274,458	3,395,536	559,731	6,731,247
Class 529B	283,562	3,458,770	130,678	1,571,781
Class 529C	185,085	2,249,310	241,517	2,885,951
	4,867,107	$57,637,699	5,236,037	$62,533,469

	MFS® Moderate Allocation Fund
	Year ended 5/31/08		Year ended 5/31/07
	Shares	Amount	Shares	Amount
Shares sold
Class A	24,413,986	$341,381,484	22,701,531	$305,215,349
Class B	4,403,291	60,001,946	5,816,567	76,738,924
Class C	6,559,827	89,391,912	6,376,491	84,330,862
Class I	4,170,712	59,359,678	1,271,983	17,368,516
Class R (b)	663,879	9,413,832	954,303	12,713,328
Class R1	1,971,915	26,858,483	1,537,096	20,403,589
Former Class R2 (b)	1,216,391	16,890,152	1,525,621	20,288,137
Class R2 (formerly Class R3)	8,353,985	113,984,581	7,206,177	96,317,806
Class R3 (formerly Class R4)	4,926,675	68,528,237	9,831,094	131,808,012
Class R4 (formerly Class R5)	2,788,527	38,134,467	1,318,131	17,609,749
Class 529A	892,062	12,248,276	920,430	12,266,698
Class 529B	551,332	7,531,813	451,194	5,922,470
Class 529C	402,804	5,508,137	437,375	5,764,575
	61,315,386	$849,232,998	60,347,993	$806,748,015

Notes to Financial Statements – continued

	MFS® Moderate Allocation Fund
	Year ended 5/31/08		Year ended 5/31/07
	Shares	Amount	Shares	Amount

Shares issued to shareholders in reinvestment of distributions
Class A	3,239,468	$44,477,902	2,124,976	$28,474,667
Class B	1,741,862	23,706,739	1,139,443	15,165,985
Class C	1,121,236	15,226,384	710,087	9,437,054
Class I	196,635	2,723,350	132,347	1,787,977
Class R (b)	18,338	254,161	136,250	1,818,935
Class R1	118,316	1,583,067	24,158	317,430
Former Class R2 (b)	81,921	1,115,760	18,095	241,565
Class R2 (formerly Class R3)	454,014	6,142,784	95,074	1,259,729
Class R3 (formerly Class R4)	431,989	5,900,966	162,635	2,171,175
Class R4 (formerly Class R5)	203,873	2,795,095	107,166	1,433,878
Class 529A	143,458	1,963,919	86,633	1,157,414
Class 529B	83,032	1,122,591	44,440	586,959
Class 529C	63,031	852,803	34,816	460,982
	7,897,173	$107,865,521	4,816,120	$64,313,750

Shares reacquired
Class A	(28,248,624)	$(394,490,895)	(21,955,030)	$(295,009,669)
Class B	(8,753,160)	(119,466,819)	(8,955,198)	(118,770,608)
Class C	(8,331,667)	(114,024,319)	(7,154,978)	(94,757,823)
Class I	(3,936,443)	(56,003,843)	(1,438,731)	(19,952,725)
Class R (b)	(3,535,126)	(49,919,346)	(2,729,756)	(36,900,490)
Class R1	(563,471)	(7,569,679)	(890,685)	(11,850,785)
Former Class R2 (b)	(2,075,745)	(27,649,598)	(923,247)	(12,358,277)
Class R2 (formerly Class R3)	(2,222,156)	(30,211,384)	(3,872,346)	(51,714,911)
Class R3 (formerly Class R4)	(3,660,702)	(50,554,204)	(6,006,808)	(81,213,421)
Class R4 (formerly Class R5)	(1,146,185)	(15,607,900)	(645,862)	(8,693,706)
Class 529A	(647,165)	(8,972,807)	(684,590)	(9,091,958)
Class 529B	(340,447)	(4,627,112)	(178,982)	(2,380,450)
Class 529C	(401,349)	(5,455,905)	(346,395)	(4,527,495)
	(63,862,240)	$(884,553,811)	(55,782,608)	$(747,222,318)

Net change
Class A	(595,170)	$(8,631,509)	2,871,477	$38,680,347
Class B	(2,608,007)	(35,758,134)	(1,999,188)	(26,865,699)
Class C	(650,604)	(9,406,023)	(68,400)	(989,907)
Class I	430,904	6,079,185	(34,401)	(796,232)
Class R (b)	(2,852,909)	(40,251,353)	(1,639,203)	(22,368,227)
Class R1	1,526,760	20,871,871	670,569	8,870,234
Former Class R2 (b)	(777,433)	(9,643,686)	620,469	8,171,425
Class R2 (formerly Class R3)	6,585,843	89,915,981	3,428,905	45,862,624
Class R3 (formerly Class R4)	1,697,962	23,874,999	3,986,921	52,765,766
Class R4 (formerly Class R5)	1,846,215	25,321,662	779,435	10,349,921
Class 529A	388,355	5,239,388	322,473	4,332,154
Class 529B	293,917	4,027,292	316,652	4,128,979
Class 529C	64,486	905,035	125,796	1,698,062
	5,350,319	$72,544,708	9,381,505	$123,839,447

Notes to Financial Statements – continued

	MFS® Growth Allocation Fund
	Year ended 5/31/08		Year ended 5/31/07
	Shares	Amount	Shares	Amount

Shares sold
Class A	26,187,125	$406,727,830	25,291,668	$374,248,976
Class B	4,616,817	69,163,094	8,378,232	120,940,725
Class C	6,586,582	98,934,303	7,253,919	104,956,838
Class I	5,052,114	80,432,617	1,305,062	19,361,230
Class R (b)	778,960	12,322,048	1,207,609	17,658,843
Class R1	2,122,628	31,966,410	1,569,363	22,925,511
Former Class R2 (b)	1,222,951	18,364,588	1,606,054	23,479,810
Class R2 (formerly Class R3)	8,436,291	126,220,153	6,364,771	93,887,488
Class R3 (formerly Class R4)	3,073,647	47,131,050	8,318,098	122,868,859
Class R4 (formerly Class R5)	2,476,292	38,579,286	1,334,882	19,597,556
Class 529A	1,033,335	15,676,170	961,599	14,048,362
Class 529B	542,340	8,079,642	598,241	8,566,817
Class 529C	341,017	5,108,816	374,294	5,389,003
	62,470,099	$958,706,007	64,563,792	$947,930,018

Shares issued to shareholders in reinvestment of distributions
Class A	4,331,171	$65,400,677	2,176,325	$32,209,633
Class B	2,327,953	34,756,336	1,160,177	16,985,005
Class C	1,554,912	23,183,745	731,347	10,692,313
Class I	291,600	4,429,411	151,869	2,259,807
Class R (b)	21,689	334,223	136,488	2,017,295
Class R1	167,626	2,457,393	21,991	317,940
Former Class R2 (b)	126,664	1,867,026	27,392	397,457
Class R2 (formerly Class R3)	533,927	7,934,090	88,808	1,297,491
Class R3 (formerly Class R4)	429,601	6,448,310	116,686	1,718,793
Class R4 (formerly Class R5)	304,168	4,589,896	97,695	1,445,890
Class 529A	220,363	3,312,055	92,348	1,360,910
Class 529B	133,565	1,979,428	54,066	787,157
Class 529C	82,109	1,216,026	32,242	468,793
	10,525,348	$157,908,616	4,887,434	$71,958,484

Shares reacquired
Class A	(30,391,862)	$(472,138,651)	(20,504,994)	$(304,183,040)
Class B	(10,160,822)	(152,693,689)	(9,360,236)	(136,149,112)
Class C	(8,155,705)	(122,563,646)	(6,375,016)	(92,828,583)
Class I	(4,657,956)	(74,369,878)	(1,455,076)	(22,249,301)
Class R (b)	(4,048,546)	(63,778,715)	(2,411,756)	(36,156,951)
Class R1	(543,648)	(7,854,980)	(846,022)	(12,453,029)
Former Class R2 (b)	(2,492,853)	(35,648,983)	(978,102)	(14,397,944)
Class R2 (formerly Class R3)	(1,888,552)	(27,869,604)	(3,419,494)	(50,391,762)
Class R3 (formerly Class R4)	(1,813,301)	(27,381,539)	(4,301,967)	(64,342,168)
Class R4 (formerly Class R5)	(1,066,240)	(15,907,940)	(746,411)	(10,919,616)
Class 529A	(671,684)	(10,189,823)	(548,484)	(7,983,260)
Class 529B	(468,496)	(7,050,341)	(360,400)	(5,159,249)
Class 529C	(279,185)	(4,159,225)	(196,207)	(2,835,688)
	(66,638,850)	$(1,021,607,014)	(51,504,165)	$(760,049,703)

Notes to Financial Statements – continued

	MFS® Growth Allocation Fund
	Year ended 5/31/08		Year ended 5/31/07
	Shares	Amount	Shares	Amount
Net change
Class A	126,434	$(10,144)	6,962,999	$102,275,569
Class B	(3,216,052)	(48,774,259)	178,173	1,776,618
Class C	(14,211)	(445,598)	1,610,250	22,820,568
Class I	685,758	10,492,150	1,855	(628,264)
Class R (b)	(3,247,897)	(51,122,444)	(1,067,659)	(16,480,813)
Class R1	1,746,606	26,568,823	745,332	10,790,422
Former Class R2 (b)	(1,143,238)	(15,417,369)	655,344	9,479,323
Class R2 (formerly Class R3)	7,081,666	106,284,639	3,034,085	44,793,217
Class R3 (formerly Class R4)	1,689,947	26,197,821	4,132,817	60,245,484
Class R4 (formerly Class R5)	1,714,220	27,261,242	686,166	10,123,830
Class 529A	582,014	8,798,402	505,463	7,426,012
Class 529B	207,409	3,008,729	291,907	4,194,725
Class 529C	143,941	2,165,617	210,329	3,022,108
	6,356,597	$95,007,609	17,947,061	$259,838,799

	MFS® Aggressive Growth Allocation Fund
	Year ended 5/31/08		Year ended 5/31/07
	Shares	Amount	Shares	Amount
Shares sold
Class A	14,175,876	$234,635,946	12,402,384	$193,390,061
Class B	2,064,248	32,913,276	3,911,761	59,268,222
Class C	4,851,537	74,132,391	3,615,237	55,013,169
Class I	4,697,962	80,572,803	1,248,802	19,573,939
Class R (b)	424,674	7,098,924	613,948	9,375,212
Class R1	1,225,387	19,606,781	1,050,330	16,225,708
Former Class R2 (b)	503,452	8,040,212	653,892	10,147,607
Class R2 (formerly Class R3)	4,478,912	71,800,568	3,816,580	59,605,498
Class R3 (formerly Class R4)	1,972,847	32,113,425	4,146,631	64,646,044
Class R4 (formerly Class R5)	2,216,719	36,024,586	1,721,621	26,653,548
Class 529A	672,876	10,862,857	764,344	11,809,063
Class 529B	277,136	4,352,249	305,214	4,576,176
Class 529C	186,559	2,952,286	265,293	4,036,224
	37,748,185	$615,106,304	34,516,037	$534,320,471
Shares issued to shareholders in reinvestment of distributions
Class A	1,785,244	$28,653,161	627,796	$9,831,288
Class B	792,770	12,573,322	254,318	3,936,849
Class C	569,914	9,033,141	168,545	2,607,388
Class I	254,245	4,118,772	92,689	1,464,449
Class R (b)	11,586	188,271	41,656	650,664
Class R1	96,792	1,510,924	10,252	157,115
Former Class R2 (b)	47,289	742,437	5,864	90,195
Class R2 (formerly Class R3)	306,938	4,852,697	32,690	506,044
Class R3 (formerly Class R4)	230,169	3,673,493	40,714	634,681
Class R4 (formerly Class R5)	379,441	6,082,434	115,518	1,806,700
Class 529A	176,816	2,825,516	50,597	789,322
Class 529B	91,228	1,433,192	25,138	385,869
Class 529C	47,317	742,501	10,439	160,336
	4,789,749	$76,429,861	1,476,216	$23,020,900

Notes to Financial Statements – continued

	MFS® Aggressive Growth Allocation Fund
	Year ended 5/31/08		Year ended 5/31/07
	Shares	Amount	Shares	Amount

Shares reacquired
Class A	(15,923,044)	$(262,952,156)	(10,800,797)	$(168,876,217)
Class B	(4,245,603)	(67,586,572)	(4,153,926)	(63,492,134)
Class C	(5,693,603)	(87,008,789)	(2,679,510)	(40,969,649)
Class I	(4,623,945)	(78,769,406)	(1,299,487)	(20,773,015)
Class R (b)	(2,080,533)	(34,958,206)	(1,185,340)	(18,471,046)
Class R1	(339,431)	(5,225,751)	(629,299)	(9,851,072)
Former Class R2 (b)	(999,266)	(15,095,802)	(322,365)	(5,045,056)
Class R2 (formerly Class R3)	(1,202,925)	(18,891,461)	(1,971,905)	(30,895,852)
Class R3 (formerly Class R4)	(1,190,896)	(18,801,745)	(2,066,728)	(32,866,782)
Class R4 (formerly Class R5)	(1,543,243)	(24,559,067)	(1,594,637)	(24,475,257)
Class 529A	(545,118)	(8,781,200)	(431,807)	(6,629,933)
Class 529B	(388,771)	(6,145,172)	(334,183)	(4,999,218)
Class 529C	(159,483)	(2,532,914)	(105,321)	(1,576,693)
	(38,935,861)	$(631,308,241)	(27,575,305)	$(428,921,924)

Net change
Class A	38,076	$336,951	2,229,383	$34,345,132
Class B	(1,388,585)	(22,099,974)	12,153	(287,063)
Class C	(272,152)	(3,843,257)	1,104,272	16,650,908
Class I	328,262	5,922,169	42,004	265,373
Class R (b)	(1,644,273)	(27,671,011)	(529,736)	(8,445,170)
Class R1	982,748	15,891,954	431,283	6,531,751
Former Class R2 (b)	(448,525)	(6,313,153)	337,391	5,192,746
Class R2 (formerly Class R3)	3,582,925	57,761,804	1,877,365	29,215,690
Class R3 (formerly Class R4)	1,012,120	16,985,173	2,120,617	32,413,943
Class R4 (formerly Class R5)	1,052,917	17,547,953	242,502	3,984,991
Class 529A	304,574	4,907,173	383,134	5,968,452
Class 529B	(20,407)	(359,731)	(3,831)	(37,173)
Class 529C	74,393	1,161,873	170,411	2,619,867
	3,602,073	$60,227,924	8,416,948	$128,419,447

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following the conversion, Class R3 shares were renamed Class R2 shares.

(6)	Line of Credit

Each fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, each fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended May 31, 2008, each fund’s commitment fee and interest expense were as follows and are included in miscellaneous expense on the Statements of Operations:

	MFS® Conservative Allocation Fund	MFS® Moderate Allocation Fund	MFS® Growth Allocation Fund	MFS® Aggressive Growth Allocation Fund
Commitment Fee	$2,861	$8,714	$10,616	$5,284
Interest Expense	$2,368	$2,869	$3,893	$1,573

Notes to Financial Statements – continued

(7)	Transactions in Underlying Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the funds assume the following to be affiliated issuers:

	MFS® Conservative Allocation Fund
Underlying Funds	Beginning Share/Par Amount	Acquisitions Shares/Par Amount		Dispositions Shares/Par Amount	Ending Share/Par Amount
MFS Core Growth Fund	—	2,218,778	(i)	(259,460)	1,959,318
MFS Government Securities Fund	7,856,192	1,100,240		(941,966)	8,014,466
MFS Intermediate Investment Grade Bond Fund	11,279,554	136,138		(11,415,692)	—
MFS Limited Maturity Fund	23,168,217	3,428,819		(1,810,812)	24,786,224
MFS Money Market Fund	74,076,643	9,724,719		(6,251,104)	77,550,258
MFS Research Bond Fund	3,701,703	13,531,983	(i)	(1,320,186)	15,913,500
MFS Research Fund	4,212,322	809,632		(585,285)	4,436,669
MFS Research International Fund	1,740,590	633,296		(380,917)	1,992,969
MFS Strategic Growth Fund	1,651,039	916		(1,651,955)	—
MFS Value Fund	3,837,553	1,145,819		(413,627)	4,569,745

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions		Dividend Income	Ending Value
MFS Core Growth Fund	$988,605	$3,399,839		$—	$39,695,789
MFS Government Securities Fund	(406,530)	—		3,651,643	76,938,877
MFS Intermediate Investment Grade Bond Fund	—	—		465,318	—
MFS Limited Maturity Fund	(945,083)	—		7,624,152	154,913,899
MFS Money Market Fund	—	—		3,164,426	77,550,258
MFS Research Bond Fund	(997,859)	—		7,751,596	154,201,812
MFS Research Fund	3,141,490	—		1,049,843	118,281,605
MFS Research International Fund	1,009,700	3,338,588		591,553	39,680,007
MFS Strategic Growth Fund	38,711	—		—	—
MFS Value Fund	826,265	7,643,911		1,658,494	117,533,836
	$3,655,299	$14,382,338		$25,957,025	$778,796,083

	MFS® Moderate Allocation Fund
Underlying Funds	Beginning Share/Par Amount	Acquisitions Shares/Par Amount		Dispositions Shares/Par Amount	Ending Share/Par Amount
MFS Core Growth Fund	—	12,269,293	(i)	(920,984)	11,348,309
MFS Government Securities Fund	23,992,229	2,477,110		(3,294,355)	23,174,984
MFS High Income Fund	28,764,474	4,205,974		(1,276,778)	31,693,670
MFS Intermediate Investment Grade Bond Fund	22,982,644	151,115		(23,133,759)	—
MFS Mid Cap Growth Fund	10,922,512	711,397		(569,172)	11,064,737
MFS Mid Cap Value Fund	7,220,102	1,684,772		(169,465)	8,735,409
MFS Money Market Fund	113,360,723	9,934,397		(11,006,866)	112,288,254
MFS Research Bond Fund	22,610,641	27,826,677	(i)	(4,305,454)	46,131,864
MFS Research Fund	13,112,493	543,191		(824,942)	12,830,742
MFS Research International Fund	10,825,027	1,661,122		(1,001,992)	11,484,157
MFS Strategic Growth Fund	10,277,169	—		(10,277,169)	—
MFS Value Fund	11,940,650	1,564,731		(292,385)	13,212,996

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions		Dividend Income	Ending Value
MFS Core Growth Fund	$2,956,551	$20,001,409		$—	$229,916,739
MFS Government Securities Fund	(983,870)	—		10,999,987	222,479,846
MFS High Income Fund	(531,917)	—		9,533,189	113,780,275
MFS Intermediate Investment Grade Bond Fund	—	—		945,722	—
MFS Mid Cap Growth Fund	580,014	—		—	116,290,382
MFS Mid Cap Value Fund	(149,126)	9,509,386		1,308,024	114,783,277
MFS Money Market Fund	—	—		4,780,738	112,288,254
MFS Research Bond Fund	(3,131,807)	—		23,649,009	447,017,766
MFS Research Fund	3,863,493	—		3,198,040	342,067,588
MFS Research International Fund	3,570,997	20,416,888		3,617,596	228,649,574
MFS Strategic Growth Fund	44,911	—		—	—
MFS Value Fund	1,071,666	23,277,883		5,006,360	339,838,269
	$7,290,912	$73,205,566		$63,038,665	$2,267,111,970

Notes to Financial Statements – continued

	MFS® Growth Allocation Fund
Underlying Funds	Beginning Share/Par Amount	Acquisitions Shares/Par Amount		Dispositions Shares/Par Amount	Ending Share/Par Amount
MFS Core Growth Fund	—	21,844,076	(i)	(1,606,201)	20,237,875
MFS Government Securities Fund	14,715,717	1,430,507		(2,476,257)	13,669,967
MFS High Income Fund	35,070,793	4,769,335		(2,262,257)	37,577,871
MFS International New Discovery Fund	4,522,865	1,186,549		(238,179)	5,471,235
MFS Mid Cap Growth Fund	26,319,288	847,969		(751,530)	26,415,727
MFS Mid Cap Value Fund	17,404,447	3,605,119		(272,602)	20,736,964
MFS Research Bond Fund	27,726,235	3,027,901		(3,553,561)	27,200,575
MFS Research Fund	10,551,010	175,560		(561,118)	10,165,452
MFS Research International Fund	19,664,222	2,544,105		(1,656,172)	20,552,155
MFS Strategic Growth Fund	18,597,383	—		(18,597,383)	—
MFS Value Fund	14,406,401	1,552,906		(306,172)	15,653,135

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions		Dividend Income	Ending Value
MFS Core Growth Fund	$4,092,657	$35,782,621		$—	$410,019,339
MFS Government Securities Fund	(529,880)	—		6,606,361	131,231,681
MFS High Income Fund	(949,100)	—		11,452,018	134,904,558
MFS International New Discovery Fund	287,428	23,225,947		1,603,278	137,163,854
MFS Mid Cap Growth Fund	321,624	—		—	277,629,287
MFS Mid Cap Value Fund	(487,332)	22,749,916		3,129,272	272,483,706
MFS Research Bond Fund	(2,514,911)	—		14,611,115	263,573,575
MFS Research Fund	2,134,687	—		2,574,206	271,010,949
MFS Research International Fund	3,838,938	36,961,652		6,549,103	409,193,401
MFS Strategic Growth Fund	50,558	—		—	—
MFS Value Fund	419,558	28,081,377		6,030,529	402,598,624
	$6,664,227	$146,801,513		$52,555,882	$2,709,808,974

	MFS® Aggressive Growth Allocation Fund
Underlying Funds	Beginning Share/Par Amount	Acquisitions Shares/Par Amount		Dispositions Shares/Par Amount	Ending Share/Par Amount
MFS Core Growth Fund	—	14,348,878	(i)	(1,543,952)	12,804,926
MFS International New Discovery Fund	4,331,616	1,363,668		(506,895)	5,188,389
MFS Mid Cap Growth Fund	18,845,198	1,242,924		(1,323,502)	18,764,620
MFS Mid Cap Value Fund	12,502,265	2,949,122		(646,933)	14,804,454
MFS New Discovery Fund	3,095,578	451,902		(245,330)	3,302,150
MFS Research Fund	5,061,318	173,228		(412,191)	4,822,355
MFS Research International Fund	6,285,623	1,140,304		(934,255)	6,491,672
MFS Strategic Growth Fund	11,916,218	21,899		(11,938,117)	—
MFS Value Fund	6,898,465	1,109,487		(535,504)	7,472,448

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions		Dividend Income	Ending Value
MFS Core Growth Fund	$2,437,617	$22,821,062		$—	$259,427,805
MFS International New Discovery Fund	(556,762)	22,575,593		1,558,385	130,072,922
MFS Mid Cap Growth Fund	(159,070)	—		—	197,216,156
MFS Mid Cap Value Fund	(1,695,181)	16,744,490		2,303,220	194,530,526
MFS New Discovery Fund	(326,376)	2,101,704		—	65,283,513
MFS Research Fund	844,409	—		1,250,566	128,563,986
MFS Research International Fund	960,089	11,979,868		2,122,671	129,249,195
MFS Strategic Growth Fund	50,337	—		—	—
MFS Value Fund	(473,348)	13,655,106		2,907,355	192,191,358
	$1,081,715	$89,877,823		$10,142,197	$1,296,535,461

(i)	The acquisition shares include shares received in the merger of MFS Strategic Growth Fund into MFS Core Growth Fund and the merger of MFS Intermediate Investment Grade Bond Fund into MFS Research Bond Fund on June 22, 2007.

RESULTS OF SHAREHOLDER MEETING

(unaudited)

At a special meeting of shareholders of Class R1 shares of the MFS Conservative Allocation Fund, MFS Moderate Allocation Fund, MFS Growth Allocation Fund, and MFS Aggressive Growth Allocation Fund, which was held on February 15, 2008, the following actions were taken:

Item 1. To approve an amendment to the current Master Distribution Plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, with respect to Class R1 shares of each fund.

	Number of Dollars
	MFS® Conservative Allocation Fund	MFS® Moderate Allocation Fund	MFS® Growth Allocation Fund	MFS® Aggressive Growth Allocation Fund
For	$6,143,925.50	$15,637,129.26	$22,216,202.59	$13,264,475.91
Against	270,463.38	162,999.56	1,256.37	402,738.90
Abstain	80,906.20	802,043.20	1,183,097.27	1,491,519.48

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of MFS Series Trust X and Shareholders of MFS Conservative Allocation Fund, MFS Moderate Allocation Fund, MFS Growth Allocation Fund, and MFS Aggressive Growth Allocation Fund:

We have audited the accompanying statements of assets and liabilities of MFS Conservative Allocation Fund, MFS Moderate Allocation Fund, MFS Growth Allocation Fund, and MFS Aggressive Growth Allocation Fund (the Funds) (four of the portfolios comprising MFS Series Trust X), including the portfolios of investments, as of May 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2008, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds at May 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 17, 2008

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of July 1, 2008, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director

Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Harvard Business School (education), Senior Lecturer (since 2008); Secretary of Economic Affairs, The Commonwealth of Massachusetts (January 2002 to December 2002); Fidelity Investments, Vice Chairman (June 2000 to December 2001); Fidelity Management & Research Company (investment adviser), President (March 1997 to July 2001); Bell Canada Enterprises (telecommunications), Director; Medtronic, Inc. (medical technology), Director; Telesat (satellite communications), Director (until 2007)

INDEPENDENT TRUSTEES
J. Atwood Ives (born 5/01/36)	Trustee and Chair of Trustees	February 1992	Private investor; KeySpan Corporation (energy related services), Director until 2004; Woodstock Corporation (investment advisory firm), Director until 2003

Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	August 1993	Brigham and Women’s Hospital, Chief of Cardiac Surgery (2005); Harvard Medical School, Professor of Cardiac Surgery; Physician Director of Medical Device Technology for Partners HealthCare

David H. Gunning (born 5/30/42)	Trustee	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Portman Limited (mining), Director (since 2005); Encinitos Ventures (private investment company), Principal (1997 to April 2001); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director

William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant (since 1998); Capital Entertainment Management Company (video franchise), Vice Chairman (since 1998); Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)

Michael Hegarty (born 12/21/44)	Trustee	December 2004	Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until May 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until May 2001)

Lawrence T. Perera (born 6/23/35)	Trustee	July 1981	Hemenway & Barnes (attorneys), Partner

J. Dale Sherratt (born 9/23/38)	Trustee	August 1993	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner (since 1993); Cambridge Nutraceuticals (professional nutritional products), Chief Executive Officer (until May 2001)

Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director

Robert W. Uek (born 5/18/41)	Trustee	January 2006	Retired (since 1999); PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); Consultant to investment company industry (since 2000); TT International Funds (mutual fund complex), Trustee (2000 until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (2000 until 2005)

OFFICERS

Robert J. Manning (k) (born 10/20/63)	President	March 2008	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director

Maria F. Dwyer (k) (born 12/01/58)	Treasurer	March 2008	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (prior to March 2004); MFS Group of Funds, President (November 2005 – March 2008)

Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since April 2003); Kirkpatrick & Lockhart LLP (law firm), Associate (prior to April 2003)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2006); Special Counsel (prior to April 2006); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (prior to June 2005)

Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President and Chief Compliance Officer (September 2004 to August 2005), Senior Attorney (prior to September 2004); John Hancock Group of Funds, Vice President and Chief Compliance Officer (September 2004 to December 2004)

Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (prior to May 2005)

Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Assistant Vice President and Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (May 2005 to April 2006); John Hancock Advisers, LLC, Attorney and Assistant Secretary (prior to May 2005)

Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005); John Hancock Group of Funds, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005)

Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (prior to June 2004)

Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (prior to January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (April 2003 to June 2004); David L. Babson & Co. (investment adviser), Managing Director, Chief Administrative Officer and Director (prior to March 2003)

Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2007); Vice President and Senior Counsel (since May 2004); Massachusetts Department of Business and Technology, General Counsel (February 2003 to April 2004); Massachusetts Office of the Attorney General, Assistant Attorney General (April 2001 to February 2003); Ropes and Gray, Associate (prior to April 2001)

James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Butler, Gutow, Sherratt and Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Trust’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2008, the Trustees served as board members of 100 funds within the MFS Family of Funds.

Trustees and Officers – continued

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company	State Street Bank and Trust Company
500 Boylston Street, Boston, MA 02116-3741	225 Franklin Street, Boston, MA 02110
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741 Portfolio Manager Joseph Flaherty	Independent Registered Public Accounting Firm Ernst & Young LLP 200 Clarendon Street, Boston, MA 02116

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of each Fund’s investment advisory agreement is available by clicking on the fund’s name under “Select a fund” on the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the funds voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2007 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The funds will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Each fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The funds will notify shareholders of amounts for use in preparing 2008 income tax forms in January 2009. The following information is provided pursuant to provisions of the Internal Revenue Code.

The funds designate the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

The funds designate the following amounts as capital gain dividends paid during the fiscal year:

Capital Gain Dividends
MFS® Conservative Allocation Fund	$18,296,546
MFS® Moderate Allocation Fund	73,858,041
MFS® Growth Allocation Fund	124,793,380
MFS® Aggressive Growth Allocation Fund	68,106,266

For corporate shareholders, the following percentages of each fund’s ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction:

Dividends Received Deductions
MFS® Conservative Allocation Fund	13.30%
MFS® Moderate Allocation Fund	16.07%
MFS® Growth Allocation Fund	34.96%
MFS® Aggressive Growth Allocation Fund	30.85%

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

Web site
mfs.com

MFS TALK
1-800-637-8255
24 hours a day

Account service and literature

Shareholders
1-800-225-2606
8 a.m. to 8 p.m. ET

Investment professionals
1-800-343-2829
8 a.m. to 8 p.m. ET

Retirement plan services
1-800-637-1255
8 a.m. to 8 p.m. ET

Mailing address
MFS Service Center, Inc.
P.O. Box 55824
Boston, MA 02205-5824

Overnight mail
MFS Service Center, Inc.
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809

Go paperless with **eDelivery**: Arrange to have MFS® send prospectuses, reports, and proxies directly to your e-mail inbox. You'll get timely information and less clutter in your mailbox (not to mention help your fund save printing and postage costs).

Sign up: If your account is registered with us, simply go to **mfs.com**, log in to your account via MFS® Access, and select the eDelivery sign-up options.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

MFS® INVESTMENT MANAGEMENT

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. The Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (the series referred to collectively as the “Funds” and singularly as a “Fund”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds’ investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended May 31, 2008 and 2007, audit fees billed to the Funds by Deloitte and E&Y were as follows:

	Audit Fees
	2008	2007
Fees billed by Deloitte:
MFS International Diversification Fund	36,725	37,064

	Audit Fees
	2008	2007
Fees billed by E&Y:
MFS Aggressive Growth Allocation Fund	24,343	25,030
MFS Conservative Allocation Fund	24,343	25,030
MFS Emerging Markets Equity Fund	42,102	41,705
MFS Growth Allocation Fund	24,343	25,030
MFS International Growth Fund	42,655	42,240
MFS International Value Fund	42,655	42,240
MFS Moderate Allocation Fund	24,343	25,030

Total	224,784	226,305

For the fiscal years ended May 31, 2008 and 2007, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2008	2007	2008	2007	2008	2007
Fees billed by Deloitte:
To MFS International Diversification Fund	0	0	6,173	6,586	1,207	485
To MFS and MFS Related Entities of MFS International Diversification Fund*	1,429,112	732,225	0	0	91,645	550,359

Aggregate fees for non-audit services:
	2008		2007
To MFS International Diversification Fund, MFS and MFS Related Entities#	1,630,524		1,437,233

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2008	2007	2008	2007	2008	2007
Fees billed by E&Y:
To MFS Aggressive Growth Allocation Fund	0	0	4,530	4,377	0	0
To MFS Conservative Allocation Fund	0	0	4,530	4,377	0	0
To MFS Emerging Markets Equity Fund	0	0	8,223	7,945	0	0

To MFS Growth Allocation Fund	0	0	4,530	4,377	0	0
To MFS International Growth Fund	0	0	8,223	7,945	0	0
To MFS International Value Fund	0	0	8,223	7,945	0	0
To MFS Moderate Allocation Fund	0	0	4,530	4,377	0	0

Total fees billed by E&Y To above Funds:	0	0	42,789	41,343	0	0

To MFS and MFS Related Entities of MFS Aggressive Growth Allocation Fund*	0	0	0	0	0	0
To MFS and MFS Related Entities of MFS Conservative Allocation Fund*	0	0	0	0	0	0
To MFS and MFS Related Entities of MFS Emerging Markets Equity Fund*	0	0	0	0	0	0
To MFS and MFS Related Entities of MFS Growth Allocation Fund*	0	0	0	0	0	0
To MFS and MFS Related Entities of MFS International Growth Fund*	0	0	0	0	0	0
To MFS and MFS Related Entities of MFS International Value Fund*	0	0	0	0	0	0
To MFS and MFS Related Entities of MFS Moderate Allocation Fund*	0	0	0	0	0	0

Aggregate fees for non-audit services:
	2008		2007
To MFS Aggressive Growth Allocation Fund, MFS and MFS Related Entities#	234,482		118,809
To MFS Conservative Allocation Fund, MFS and MFS Related Entities#	234,482		118,809
To MFS Emerging Markets Equity Fund, MFS and MFS Related Entities#	238,175		122,377

To MFS Growth Allocation Fund, MFS and MFS Related Entities#	234,482	118,809
To MFS International Growth Fund, MFS and MFS Related Entities#	238,175	122,377
To MFS International Value Fund, MFS and MFS Related Entities#	238,175	122,377
To MFS Moderate Allocation Fund, MFS and MFS Related Entities#	234,482	118,809

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte or E&Y for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.

[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to sales tax refunds, consultation on internal cost allocations, consultation on allocation of monies pursuant to an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, analysis of certain portfolio holdings versus investment styles, review of internal controls and review of Rule 38a-1 compliance program.

[4]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for the subscription to tax treatise and for services related to analysis of fund administrative expenses, compliance program and records management projects.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.    DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.    PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b)

If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   MFS SERIES TRUST X

By (Signature and Title)*	ROBERT J. MANNING
Robert J. Manning, President

Date:  July 17, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	ROBERT J. MANNING
Robert J. Manning, President (Principal Executive Officer)

Date:  July 17, 2008

By (Signature and Title)*	MARIA F. DWYER
	Maria F. Dwyer, Treasurer	(Principal Financial Officer and Accounting Officer)

Date:  July 17, 2008

*	Print name and title of each signing officer under his or her signature.